      As filed with the Securities and Exchange Commission on July 1, 1998


                                            1933 Act Registration No. 33-11611
                                            1940 Act Registration No. 811-5014

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [ X ]

                    Pre-Effective Amendment No. _____ [_____]


                      Post-Effective Amendment No. 23 [ X ]


      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [ X ]


                                Amendment No. 23


                          PAINEWEBBER MUNICIPAL SERIES
               (Exact name of registrant as specified in charter)

                           1285 Avenue of the Americas
                            New York, New York 10019
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (212) 713-2000

                            DIANNE E. O'DONNELL, Esq.
                     Mitchell Hutchins Asset Management Inc.
                           1285 Avenue of the Americas
                            New York, New York 10019
                     (Name and address of agent for service)

                                   Copies to:

                             ELINOR W. GAMMON, Esq.
                            BENJAMIN J. HASKIN, Esq.
                           Kirkpatrick & Lockhart LLP
                         1800 Massachusetts Avenue, N.W.
                           Washington, D.C. 20036-1800
                                  Second Floor
                            Telephone: (202) 778-9000


Approximate Date of Proposed Public Offering: Effective Date of this Post-Effective Amendment.


It is proposed that this filing will become effective:

[ ] Immediately upon filing pursuant to Rule 485(b)

[X] On July 1, 1998 pursuant to Rule 485(b)

[ ] 60 days after filing pursuant to Rule 485(a)(1)
[ ] On pursuant to Rule 485(a)(1)
[ ] 75 days after filing pursuant to Rule 485(a)(2)
[ ] On pursuant to Rule 485(a)(2)


Title of Securities Being Registered: Shares of Beneficial Interest.

                          PaineWebber Municipal Series
                       Contents of Registration Statement

This registration statement consists of the following papers and documents.

Cover Sheet

Table of Contents

Cross Reference Sheets

Part A - Prospectus

Part B - Statement of Additional Information

Part C - Other Information

Signature Page

Exhibits

                          PaineWebber Municipal Series
                     PaineWebber Municipal High Income Fund
                    PaineWebber New York Tax-Free Income Fund

                         Form N-1A Cross Reference Sheet

    Part A Item No. and Caption              Prospectus Caption
    ---------------------------              ------------------

1.  Cover Page                               Cover Page

2.  Synopsis                                 The Funds at a Glance;
                                             Expense Table

3.  Condensed Financial Information          Financial Highlights; Performance

4.  General Description of Registrant        The Funds at a Glance; Investment
                                             Objectives & Policies; Investment
                                             Philosophy & Process; The Funds'
                                             Investments; General Information

5.  Management of the Fund                   Management; General Information

5A. Management's Discussion of Fund          Financial Highlights
    Performance

6.  Capital Stock and Other Securities       Cover Page; Flexible Pricing;
                                             Dividends & Taxes; General
                                             Information

7.  Purchase of Securities Being Offered     Flexible Pricing; How to Buy
                                             Shares; Other Services; Determining
                                             the Shares' Net Asset Value

8.  Redemption or Repurchase                 How to Sell Shares; Other Services

9.  Pending Legal Proceedings                Not Applicable

    Part B Item No. and Caption              Statement of Additional Information
                                             Caption
    ---------------------------              -----------------------------------

10. Cover Page                               Cover Page

11. Table of Contents                        Table of Contents

12. General Information and History          Other Information


13. Investment Objectives and Policies       Investment Policies and
                                             Restrictions; Hedging and Other
                                             Strategies Using Derivative
                                             Instruments; Portfolio Transactions


14. Management of the Fund                   Trustees and Officers; Principal
                                             Holders of Securities

15. Control Persons and Principal Holders    Trustees and Officers; Principal
    of Securities                            Holders of Securities

16. Investment Advisory and Other Services   Investment Advisory and
                                             Distribution Arrangements; Other
                                             Information

    Part B Item No. and Caption              Statement of Additional Information
                                             Caption
    ---------------------------              -----------------------------------

17. Brokerage Allocation                     Portfolio Transactions

18. Capital Stock and Other Securities       Conversion of Class B Shares; Other
                                             Information

19. Purchase, Redemption and Pricing of      Reduced Sales Charges, Additional
     Securities Being Offered                Exchange and Redemption Information
                                             and Other Services; Valuation of
                                             Shares

20. Tax Status                               Taxes

21. Underwriters                             Investment Advisory and
                                             Distribution Arrangements

22. Calculation of Performance Data          Performance Information

23. Financial Statements                     Financial Statements

Part C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

--------------------------------------------------------------------------------
                         ------------------------------
                  PaineWebber California Tax-Free Income Fund
                   PaineWebber National Tax-Free Income Fund
                     PaineWebber Municipal High Income Fund
                   PaineWebber New York Tax-Free Income Fund
             1285 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10019
                          PROSPECTUS  --  JULY 1, 1998
--------------------------------------------------------------------------------



PaineWebber Tax-Free Bond Funds are designed for investors generally seeking high current income exempt from federal income tax and, in some cases, certain state and local personal income taxes. PaineWebber California Tax-Free Income Fund invests primarily in investment grade bonds issued by the State of California, its municipalities and public authorities. PaineWebber National Tax-Free Income Fund invests primarily in investment grade bonds issued by various states, municipalities and public authorities. PaineWebber Municipal High Income Fund invests primarily in medium grade and high yield, high risk lower grade bonds issued by various states, municipalities and public authorities. PaineWebber New York Tax-Free Income Fund invests primarily in investment grade bonds issued by the State of New York, its municipalities and public authorities.



This Prospectus concisely sets forth information that a prospective investor should know about the Funds before investing. Please read this Prospectus carefully and retain a copy for future reference.



A Statement of Additional Information dated July 1, 1998 has been filed with the Securities and Exchange Commission ('SEC' or 'Commission') and is legally part of this Prospectus. The Statement of Additional Information can be obtained without charge, and further inquiries can be made, by contacting an individual Fund, your investment executive at PaineWebber or one of its correspondent firms or by calling toll-free 1-800-647-1568. In addition, the Commission maintains a website (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the Commission.

--------------------------------------------------------------------------------

THE PAINEWEBBER FAMILY OF MUTUAL FUNDS


     The PaineWebber Family of Mutual Funds consists of seven broad categories, which are presented here. Generally, investors seeking to maximize return must assume greater risk. The Funds offered by this Prospectus are in the TAX-FREE BOND category.



    ASSET ALLOCATION FUNDS for high total return by investing in stocks and bonds.


    BOND FUNDS for income by investing mainly in bonds.

    TAX-FREE BOND FUNDS for income exempt from federal income tax and, in some cases, state and local income tax, by investing in municipal bonds.


    MONEY MARKET FUND for income and stability by investing in high-quality, short-term investments.


    STOCK FUNDS for long-term growth by investing mainly in equity securities.

    GLOBAL FUNDS for long-term growth by investing mainly in foreign stocks or high current income by investing mainly in global debt instruments.


    FUNDS OF FUNDS for either long-term growth of capital, total return or income (and, secondarily, growth of capital) by investing in other PaineWebber mutual funds.


A complete listing of the PaineWebber Family of Mutual Funds is found on the back cover of this Prospectus.
--------------------------------------------------------------------------------


INVESTORS SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR REFERRED TO IN THIS PROSPECTUS. THE FUNDS AND THEIR DISTRIBUTOR HAVE NOT AUTHORIZED ANYONE TO PROVIDE INVESTORS WITH INFORMATION THAT IS DIFFERENT. THE PROSPECTUS IS NOT AN OFFER TO SELL SHARES OF THE FUNDS IN ANY JURISDICTION WHERE THE FUNDS OR THEIR DISTRIBUTOR MAY NOT LAWFULLY SELL THOSE SHARES.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
  EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR
     ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                                                   CRIMINAL OFFENSE.


PAINEWEBBER MUNICIPAL HIGH INCOME FUND MAY INVEST PREDOMINANTLY, AND EACH OTHER FUND MAY INVEST UP TO 35% OF ITS NET ASSETS, IN LOWER RATED MUNICIPAL OBLIGATIONS, COMMONLY REFERRED TO AS MUNICIPAL 'JUNK BONDS.' MUNICIPAL OBLIGATIONS OF THIS TYPE ARE CONSIDERED TO BE SPECULATIVE WITH RESPECT TO THE PAYMENT OF INTEREST AND RETURN OF PRINCIPAL. INVESTORS SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH AN INVESTMENT IN THESE FUNDS.


                             ---------------------
--------------------------------------------------------------------------------
                               Prospectus Page 1

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--------------------------------------------------------------------------------
                                  PAINEWEBBER
        CALIFORNIA TAX-FREE INCOME FUND    NATIONAL TAX-FREE INCOME FUND
          MUNICIPAL HIGH INCOME FUND    NEW YORK TAX-FREE INCOME FUND
--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                                     Page
                                                                                    -----
The Funds at a Glance............................................................       3

Expense Table....................................................................       6

Financial Highlights.............................................................      10

Investment Objectives & Policies.................................................      20

Investment Philosophy & Process..................................................      21

Performance......................................................................      22

The Funds' Investments...........................................................      26

Flexible Pricing'sm'.............................................................      32

How to Buy Shares................................................................      36

How to Sell Shares...............................................................      37

Other Services...................................................................      38

Management.......................................................................      39

Determining the Shares' Net Asset Value..........................................      41

Dividends & Taxes................................................................      41

General Information..............................................................      44

Appendix.........................................................................      46


                             ---------------------
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                               Prospectus Page 2

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--------------------------------------------------------------------------------
                                  PAINEWEBBER
        CALIFORNIA TAX-FREE INCOME FUND    NATIONAL TAX-FREE INCOME FUND
           MUNICIPAL HIGH INCOME FUND    NEW YORK TAX-FREE INCOME FUND

--------------------------------------------------------------------------------
                             THE FUNDS AT A GLANCE
--------------------------------------------------------------------------------


The Funds offered by this Prospectus are not intended to provide a complete or balanced investment program, but one or more of them may be appropriate as a component of an investor's overall portfolio. Some common reasons to invest in the Funds are to finance college educations, plan for retirement or diversify a portfolio. The Funds are not suitable for tax-exempt institutions, qualified retirement plans or Individual Retirement Accounts ('IRAs') because those investors cannot take advantage of the tax-exempt character of the Funds' dividends. When selling shares, investors should be aware that they may get more or less for their shares than they originally paid for them. As with any mutual fund, there is no assurance that the Funds will achieve their goals.


CALIFORNIA TAX-FREE INCOME FUND

GOAL: Current income that is exempt from federal income tax and California personal income tax.

INVESTMENT OBJECTIVE: High current income exempt from federal income tax and California personal income tax, consistent with the preservation of capital and liquidity within the Fund's quality standards.

WHO SHOULD INVEST: Investors seeking current income that is exempt from federal income tax and California personal income tax.


SIZE: On May 31, 1998, the Fund had over $149 million in assets.


NATIONAL TAX-FREE INCOME FUND

GOAL:  Current income that is exempt from federal income tax.

INVESTMENT OBJECTIVE: High current income exempt from federal income tax, consistent with the preservation of capital and liquidity within the Fund's quality standards.

WHO SHOULD INVEST: Investors seeking current income that is exempt from federal income tax.


SIZE:  On May 31, 1998, the Fund had over $306 million in assets.


MUNICIPAL HIGH INCOME FUND


GOAL: Current income that is exempt from federal income tax by investing primarily in medium grade and high yield, high risk lower grade municipal bonds.


INVESTMENT OBJECTIVE:  High current income exempt from federal income tax.

WHO SHOULD INVEST: Investors seeking high current income that is exempt from federal income tax and who can assume the greater risks associated with the types of securities in which the Fund invests.


SIZE:  On May 31, 1998, the Fund had over $104 million in assets.


NEW YORK TAX-FREE INCOME FUND

GOAL: Current income that is exempt from federal income tax and New York State and New York City personal income taxes.

INVESTMENT OBJECTIVE: High current income exempt from federal income tax and from New York State and New York City personal income taxes.


WHO SHOULD INVEST: Investors seeking current income that is exempt from federal income tax and New York State and New York City personal income taxes.



SIZE:  On May 31, 1998, the Fund had over $44 million in assets.


RISKS

Investors may lose money by investing in the Funds; your investment is not guaranteed.

INTEREST RATE RISK. The municipal bonds in which each Fund invests are subject to interest rate risk, which means that their values and, therefore, the net asset value of the Fund may be expected to fall when interest rates rise. Each Fund attempts to reduce this risk through diversification, credit analysis and attention to interest

                             ---------------------
--------------------------------------------------------------------------------
                               Prospectus Page 3

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--------------------------------------------------------------------------------
                                  PAINEWEBBER
        CALIFORNIA TAX-FREE INCOME FUND    NATIONAL TAX-FREE INCOME FUND
           MUNICIPAL HIGH INCOME FUND    NEW YORK TAX-FREE INCOME FUND

rate trends and other factors. However, efforts to limit this risk may not be successful.


CREDIT RISK. The issuer or a guarantor of a municipal bond may be unable or unwilling to pay interest or repay principal on the bond.



QUALITY RISK. Below investment grade municipal bonds in which Municipal High Income Fund may invest without limit are considered predominantly speculative and involve major risk exposure to adverse conditions. The other Funds may each invest up to 35% of its net assets in these types of municipal bonds. Some lower-tier investment grade municipal bonds also have speculative characteristics.



MARKET RISK. During periods of market uncertainty, the values of municipal bonds can become volatile.



CALIFORNIA OBLIGATIONS. The concentration of California Tax-Free Income Fund's investments in bonds issued by the State of California, its municipalities and public authorities may subject the Fund to greater risks than a fund that has a broad range of investments. The State of California and many of its agencies and local governments have been experiencing, and continue to experience, financial difficulties, and the credit standings of California and certain local governments have been, and could be further, reduced.



NEW YORK OBLIGATIONS. The concentration of New York Tax-Free Income Fund's investments in bonds issued by the State of New York, its municipalities and public authorities may subject the Fund to greater risks than a fund that has a broad range of investments. The State of New York and many of its agencies and local governments (including New York City) have been experiencing, and continue to experience, financial difficulties, and the credit standings of New York State, and certain local governments have been, and could be further, reduced.



DERIVATIVES. Each Fund may use derivatives, such as options and futures in its investment activities, each of which involves special risks.


MANAGEMENT


Mitchell Hutchins Asset Management Inc. ('Mitchell Hutchins'), a wholly owned asset management subsidiary of PaineWebber Incorporated ('PaineWebber'), is the investment adviser and administrator of each Fund.


MINIMUM INVESTMENT

To open an account, investors need $1,000; to add to an account, investors need only $100.

HOW TO PURCHASE SHARES OF THE FUNDS

Investors may select among these classes of shares:

CLASS A SHARES

The price is the net asset value plus the initial sales charge (the maximum sales charge is 4% of the public offering price). Although investors pay an initial sales charge when they buy Class A shares, the ongoing expenses for this class are lower than the ongoing expenses of Class B and Class C shares.

CLASS B SHARES

The price is the net asset value. Investors do not pay an initial sales charge when they buy Class B shares. As a result, 100% of their purchase is immediately invested. However, Class B shares have higher ongoing expenses than Class A shares. Depending upon how long they own the shares, investors may have to pay a sales charge when they sell Class B shares. This sales charge is called a 'contingent deferred sales charge' and applies when investors sell their Class B shares within six years after purchase. After six years, Class B shares convert to Class A shares, which have lower ongoing expenses and no contingent deferred sales charge.

CLASS C SHARES

The price is the net asset value. Investors do not pay an initial sales charge when they buy Class C shares. As a result, 100% of their purchase is immediately invested. However, Class C shares have higher ongoing expenses than Class A shares. A contingent deferred sales charge of 0.75% is charged on shares sold within one year

                             ---------------------
--------------------------------------------------------------------------------
                               Prospectus Page 4

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--------------------------------------------------------------------------------
                                  PAINEWEBBER
        CALIFORNIA TAX-FREE INCOME FUND    NATIONAL TAX-FREE INCOME FUND
           MUNICIPAL HIGH INCOME FUND    NEW YORK TAX-FREE INCOME FUND

of purchase. Class C shares never convert to any other class of shares.

CLASS Y SHARES


Class Y shares are currently offered only to limited groups of investors. The price is the net asset value. Investors do not pay an initial sales charge when they buy Class Y shares. As a result, 100% of their purchase is immediately invested. Investors also do not pay a redemption fee or contingent deferred sales charge when they sell Class Y shares. Class Y shares have lower ongoing expenses than any other class of shares.


                             ---------------------
--------------------------------------------------------------------------------
                               Prospectus Page 5

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                                  PAINEWEBBER
    CALIFORNIA  TAX-FREE  INCOME  FUND        NATIONAL  TAX-FREE  INCOME  FUND
           MUNICIPAL HIGH INCOME FUND    NEW YORK TAX-FREE INCOME FUND
--------------------------------------------------------------------------------
                                 EXPENSE TABLE
--------------------------------------------------------------------------------


The following tables are intended to assist investors in understanding the expenses associated with investing in each class of shares of the Funds. Expenses shown below are based on those incurred for the most recent fiscal year, except that 'Other Expenses' for Class Y shares of New York Tax-Free Income Fund have been estimated because Class Y shares were not outstanding.


SHAREHOLDER TRANSACTION EXPENSES


                                                                                  CLASS A    CLASS B    CLASS C    CLASS Y
                                                                                  -------    -------    -------    -------
Maximum sales charge on purchases of shares (as a % of offering price).........        4%       None       None       None
Sales charge on reinvested dividends (as a % of offering price)................      None       None       None       None
Maximum contingent deferred sales charge (as a % of offering price or net asset
  value at the time of sale, whichever is less)................................      None         5%      0.75%       None
Exchange fee...................................................................      None       None       None       None
ANNUAL FUND OPERATING EXPENSES (AS A % OF AVERAGE NET ASSETS)
CALIFORNIA TAX-FREE INCOME FUND(1)
Management fees................................................................     0.50%      0.50%      0.50%      0.50%
12b-1 fees.....................................................................     0.25       1.00       0.75        None
Other expenses.................................................................     0.23       0.25       0.25       0.26
                                                                                  -------    -------    -------    -------
Total operating expenses.......................................................     0.98%      1.75%      1.50%      0.76%
                                                                                  -------    -------    -------    -------
                                                                                  -------    -------    -------    -------
NATIONAL TAX-FREE INCOME FUND
Management fees................................................................     0.50%      0.50%      0.50%      0.50%
12b-1 fees.....................................................................     0.25       1.00       0.75        None
Other expenses.................................................................     0.20       0.23       0.22       0.18
                                                                                  -------    -------    -------    -------
Total operating expenses.......................................................     0.95%      1.73%      1.47%      0.68%
                                                                                  -------    -------    -------    -------
                                                                                  -------    -------    -------    -------
MUNICIPAL HIGH INCOME FUND
Management fees................................................................     0.60%      0.60%      0.60%      0.60%
12b-1 fees.....................................................................     0.25       1.00       0.75        None
Other expenses.................................................................     0.37       0.38       0.37       0.40
                                                                                  -------    -------    -------    -------
Total operating expenses.......................................................     1.22%      1.98%      1.72%      1.00%
                                                                                  -------    -------    -------    -------
                                                                                  -------    -------    -------    -------
NEW YORK TAX-FREE INCOME FUND(2)
Management fees................................................................     0.60%      0.60%      0.60%      0.60%
12b-1 fees.....................................................................     0.25       1.00       0.75        None
Other expenses.................................................................     0.43       0.45       0.43       0.43
                                                                                  -------    -------    -------    -------
Total operating expenses.......................................................     1.28%      2.05%      1.78%      1.03%
                                                                                  -------    -------    -------    -------
                                                                                  -------    -------    -------    -------


------------

(1) Effective July 1, 1998, Mitchell Hutchins is voluntarily waiving 0.20% of its 0.50% management fee for California Tax-Free Income Fund. This waiver may be terminated by Mitchell Hutchins at any time.



(2) All expenses for New York Tax-Free Income Fund are those that would have been incurred by the Fund for the fiscal year ended February 28, 1998 had Mitchell Hutchins and PaineWebber not waived a portion of their fees.


                             ---------------------
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                               Prospectus Page 6

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                                  PAINEWEBBER
    CALIFORNIA  TAX-FREE  INCOME  FUND        NATIONAL  TAX-FREE  INCOME  FUND
           MUNICIPAL HIGH INCOME FUND    NEW YORK TAX-FREE INCOME FUND
--------------------------------------------------------------------------------
                                 EXPENSE TABLE
                                  (Continued)
--------------------------------------------------------------------------------

CLASS A SHARES: Sales charge waivers and a reduced sales charge purchase plan are available. Purchases of $1 million or more are not subject to an initial sales charge. However, if an investor sells these shares within one year after purchase, a contingent deferred sales charge of 1% of the offering price or the net asset value of the shares at the time of sale, whichever is less, is imposed.
CLASS B SHARES: Sales charge waivers are available. The maximum 5% contingent deferred sales charge applies to sales of shares during the first year after purchase. The charge generally declines by 1% annually, reaching zero after six years.
CLASS C SHARES: If an investor sells these shares within one year after purchase, a contingent deferred sales charge of 0.75% of the offering price or the net asset value of the shares at the time of sale, whichever is less, is imposed.
CLASS Y SHARES: No initial or contingent deferred sales charge is imposed, nor are Class Y shares subject to 12b-1 distribution or service fees. Class Y shares may be purchased by participants in certain investment programs that are sponsored by PaineWebber and that may invest in PaineWebber mutual funds ('PW Programs'), when Class Y shares are purchased through that PW Program. Participation in a PW Program is subject to an advisory fee at an annual rate of no more than 1.5% of assets held through that PW Program. This account charge is not included in the table because investors who are not PW Program participants also are permitted to purchase Class Y shares.

12b-1 distribution fees are asset-based sales charges. Long-term Class B and Class C shareholders may pay more in direct and indirect sales charges (including 12b-1 distribution fees) than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. 12b-1 fees have two components, as follows:

                                                                                    CLASS A    CLASS B    CLASS C    CLASS Y
                                                                                    -------    -------    -------    -------
12b-1 service fees...............................................................     0.25%      0.25%      0.25%      None
12b-1 distribution fees..........................................................     None       0.75       0.50       None

For more information, see 'Management' and 'Flexible Pricing'sm'.'

EXAMPLES OF EFFECT OF FUND EXPENSES


The following examples should assist investors in understanding various costs and expenses they would incur as shareholders of a Fund. The assumed 5% annual return shown in the examples is required by regulations of the SEC applicable to all mutual funds. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES OF A FUND MAY BE MORE OR LESS THAN THOSE SHOWN.


An investor would, directly or indirectly, pay the following expenses on a $1,000 investment in a Fund, assuming a 5% annual return:


                                                                           ONE YEAR   THREE YEARS   FIVE YEARS     TEN YEARS
                                                                           --------   -----------   -----------   -----------
CALIFORNIA TAX-FREE INCOME FUND
EXAMPLE
Class A..................................................................    $ 50         $70          $  92         $ 155
Class B (Assuming sale of all shares at end of period)...................    $ 68         $85          $ 115         $ 167
Class B (Assuming no sale of shares).....................................    $ 18         $55          $  95         $ 167
Class C (Assuming sale of all shares at end of period)...................    $ 23         $47          $  82         $ 179
Class C (Assuming no sale of shares).....................................    $ 15         $47          $  82         $ 179
Class Y..................................................................    $  8         $24          $  42         $  94


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                               Prospectus Page 7

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                                  PAINEWEBBER
    CALIFORNIA  TAX-FREE  INCOME  FUND        NATIONAL  TAX-FREE  INCOME  FUND
           MUNICIPAL HIGH INCOME FUND    NEW YORK TAX-FREE INCOME FUND
--------------------------------------------------------------------------------
                                 EXPENSE TABLE
                                  (Continued)
--------------------------------------------------------------------------------


                                                                           ONE YEAR   THREE YEARS   FIVE YEARS     TEN YEARS
                                                                           --------   -----------   -----------   -----------
NATIONAL TAX-FREE INCOME FUND
EXAMPLE
Class A..................................................................    $ 49         $69          $  90         $ 152
Class B (Assuming sale of all shares at end of period)...................    $ 68         $84          $ 114         $ 164
Class B (Assuming no sale of shares).....................................    $ 18         $54          $  94         $ 164
Class C (Assuming sale of all shares at end of period)...................    $ 22         $46          $  80         $ 176
Class C (Assuming no sale of shares).....................................    $ 15         $46          $  80         $ 176
Class Y..................................................................    $  7         $22          $  38         $  85

MUNICIPAL HIGH INCOME FUND
EXAMPLE
Class A..................................................................    $ 52         $77          $ 104         $ 182
Class B (Assuming sale of all shares at end of period)...................    $ 70         $92          $ 127         $ 193
Class B (Assuming no sale of shares).....................................    $ 20         $62          $ 107         $ 193
Class C (Assuming sale of all shares at end of period)...................    $ 25         $54          $  93         $ 203
Class C (Assuming no sale of shares).....................................    $ 17         $54          $  93         $ 203
Class Y..................................................................    $ 10         $32          $  55         $ 122

NEW YORK TAX-FREE INCOME FUND
EXAMPLE
Class A..................................................................    $ 53         $79          $ 107         $ 188
Class B (Assuming sale of all shares at end of period)...................    $ 71         $94          $ 130         $ 200
Class B (Assuming no sale of shares).....................................    $ 21         $64          $ 110         $ 200
Class C (Assuming sale of all shares at end of period)...................    $ 26         $56          $  96         $ 209
Class C (Assuming no sale of shares).....................................    $ 18         $56          $  96         $ 209
Class Y..................................................................    $ 11         $33          $  57         $ 126





ASSUMPTIONS MADE IN THE EXAMPLES
  ALL CLASSES: Reinvestment of all dividends and other distributions; percentage amounts listed under 'Annual Fund
  Operating Expenses' remain the same for years shown.
  CLASS A SHARES: Deduction of the maximum 4% initial sales charge at the time of purchase.
  CLASS B SHARES: Deduction of the maximum applicable contingent deferred sales charge at the time of redemption, which declines over a period of six years. Ten-year figures assume that Class B shares convert to Class A shares at the end of the sixth year.
  CLASS C SHARES: Deduction of a 0.75% contingent deferred sales charge for sales of shares within one year of purchase.



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                               Prospectus Page 9

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                                  PAINEWEBBER
        CALIFORNIA TAX-FREE INCOME FUND    NATIONAL TAX-FREE INCOME FUND
          MUNICIPAL HIGH INCOME FUND    NEW YORK TAX-FREE INCOME FUND
--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CALIFORNIA TAX-FREE INCOME FUND


The following table provides investors with data and ratios for one Class A, Class B, Class C and Class Y share for each of the periods shown. This information is supplemented by the financial statements, accompanying notes and the report of Ernst & Young LLP, independent auditors, which appear in the Fund's Annual Report to Shareholders for the fiscal year ended February 28, 1998, and are incorporated by reference into the Statement of Additional Information. The financial statements and notes, as well as the information in the table below relating to each of the five fiscal years in the period ended February 28, 1998 have been audited by Ernst & Young LLP. Further information about the Fund's performance is included in the Annual Report to Shareholders, which may be obtained without charge by calling 1-800-647-1568. The information appearing below for periods prior to the year ended February 28, 1994 also has been audited by Ernst & Young LLP, whose reports thereon were unqualified.


                                                   CALIFORNIA TAX-FREE INCOME FUND
                            -----------------------------------------------------------------------------
                                                               CLASS A
                            -----------------------------------------------------------------------------
                                                                                               FOR THE
                                                FOR THE YEARS ENDED                             THREE
                            ------------------------------------------------------------        MONTHS
                                FEBRUARY 28,                            FEBRUARY 28,            ENDED
                            --------------------    FEBRUARY 29,    --------------------     FEBRUARY 28,
                              1998        1997          1996          1995        1994           1993
                            --------    --------    ------------    --------    --------     ------------
Net asset value,
 beginning of period.....   $  10.91    $  11.02      $    10.68    $  11.41    $  11.80       $  11.39
                            --------    --------    ------------    --------    --------     ------------
Net investment income....       0.51        0.52            0.57        0.58        0.60           0.16
Net realized and
 unrealized gains
 (losses) from
 investments and
 futures.................       0.48       (0.11)           0.34       (0.63)      (0.08)          0.58
                            --------    --------    ------------    --------    --------     ------------
Net increase (decrease)
 from investment
 operations..............       0.99        0.41            0.91       (0.05)       0.52           0.74
                            --------    --------    ------------    --------    --------     ------------
Dividends from net
 investment income.......      (0.51)      (0.52)          (0.57)      (0.58)      (0.60)         (0.16)
Distributions from net
 realized gains from
 investment
 transactions............      --          --            --            (0.10)      (0.31)         (0.17)
                            --------    --------    ------------    --------    --------     ------------
Total dividends and other
 distributions to
 shareholders............      (0.51)      (0.52)          (0.57)      (0.68)      (0.91)         (0.33)
                            --------    --------    ------------    --------    --------     ------------
Net asset value, end of
 period..................   $  11.39    $  10.91      $    11.02    $  10.68    $  11.41       $  11.80
                            --------    --------    ------------    --------    --------     ------------
                            --------    --------    ------------    --------    --------     ------------
Total investment
 return (1)..............       9.26%       3.92%           8.68%      (0.18)%      4.46%          6.52%
                            --------    --------    ------------    --------    --------     ------------
                            --------    --------    ------------    --------    --------     ------------
Ratios/Supplemental data:
 Net assets, end of
   period (000's)........   $120,804    $127,040      $  151,684    $178,234    $227,179       $247,025
 Expenses to average net
   assets................       0.98%       0.97%           0.94%       0.88%       0.90%          0.99%*
 Net investment income to
   average net assets....       4.56%       4.85%           5.21%       5.55%       5.10%          5.61%*
 Portfolio turnover
   rate..................        107%         73%             32%         11%         37%             3%


                                    FOR THE YEARS ENDED NOVEMBER 30,
                         -------------------------------------------------------
                           1992       1991        1990        1989        1988
                         --------   --------    --------    --------    --------
Net asset value,
 beginning of period.....   11.13   $  10.94    $  10.95    $  10.67    $  10.40
                         --------   --------    --------    --------    --------
Net investment income....    0.66       0.71        0.78        0.74        0.75
Net realized and
 unrealized gains
 (losses) from
 investments and
 futures.................    0.29       0.22       (0.01)       0.28        0.27
                         --------   --------    --------    --------    --------
Net increase (decrease)
 from investment
 operations..............    0.95       0.93        0.77        1.02        1.02
                         --------   --------    --------    --------    --------
Dividends from net
 investment income.......   (0.66)     (0.71)      (0.78)      (0.74)      (0.75)
Distributions from net
 realized gains from
 investment
 transactions............   (0.03)     (0.03)      --          --          --
                         --------   --------    --------    --------    --------
Total dividends and other
 distributions to
 shareholders............   (0.69)     (0.74)      (0.78)      (0.74)      (0.75)
                         --------   --------    --------    --------    --------
Net asset value, end of
 period..................$  11.39   $  11.13    $  10.94    $  10.95    $  10.67
                         --------   --------    --------    --------    --------
                         --------   --------    --------    --------    --------
Total investment
 return (1)..............    8.73%      8.84%       6.89%       9.85%      10.02%
                         --------   --------    --------    --------    --------
                         --------   --------    --------    --------    --------
Ratios/Supplemental data:
 Net assets, end of
   period (000's)........$239,851   $231,987    $211,701    $200,398    $163,651
 Expenses to average net
   assets................    0.93%      0.83%       0.68%       0.76%       0.73%
 Net investment income to
   average net assets....    5.80%      6.46%       6.78%       6.82%       6.98%
 Portfolio turnover
   rate..................      25%         2%         23%          4%          8%


------------

'D'  Commencement of issuance of shares

*  Annualized


(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results for Classes A, B and C would be lower if sales charges were included. Total investment return for periods of less than one year has not been annualized.


                             ---------------------
--------------------------------------------------------------------------------
                               Prospectus Page 10

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                  PAINEWEBBER
        CALIFORNIA TAX-FREE INCOME FUND    NATIONAL TAX-FREE INCOME FUND
          MUNICIPAL HIGH INCOME FUND    NEW YORK TAX-FREE INCOME FUND
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                                  (Continued)
--------------------------------------------------------------------------------

                                                    CALIFORNIA TAX-FREE INCOME FUND
      ---------------------------------------------------------------------------------------------------------------
                                                          CLASS B
      ---------------------------------------------------------------------------------------------------------------
                                                                                                           FOR THE
                                                                         FOR THE                            PERIOD
                          FOR THE YEARS ENDED                             THREE           FOR THE          JULY 1,
      ------------------------------------------------------------        MONTHS            YEAR           1991'D'
         FEBRUARY 28,                             FEBRUARY 28,            ENDED            ENDED           THROUGH
      -------------------     FEBRUARY 29,     -------------------     FEBRUARY 28,     NOVEMBER 30,     NOVEMBER 30,
       1998        1997           1996          1995        1994           1993             1992             1991
      -------     -------     ------------     -------     -------     ------------     ------------     ------------
      $ 10.92     $ 11.03       $  10.69       $ 11.41     $ 11.81       $  11.39         $  11.14         $  10.95
      -------     -------         ------       -------     -------         ------           ------           ------
         0.42        0.44           0.48          0.50        0.51           0.14             0.57             0.25
         0.47       (0.11)          0.34         (0.62)      (0.09)          0.59             0.28             0.19
      -------     -------         ------       -------     -------         ------           ------           ------
         0.89        0.33           0.82         (0.12)       0.42           0.73             0.85             0.44
      -------     -------         ------       -------     -------         ------           ------           ------
        (0.42)      (0.44)         (0.48)        (0.50)      (0.51)         (0.14)           (0.57)           (0.25)
        --          --            --             (0.10)      (0.31)         (0.17)           (0.03)          --
      -------     -------         ------       -------     -------         ------           ------           ------
        (0.42)      (0.44)         (0.48)        (0.60)      (0.82)         (0.31)           (0.60)           (0.25)
      -------     -------         ------       -------     -------         ------           ------           ------
      $ 11.39     $ 10.92       $  11.03       $ 10.69     $ 11.41       $  11.81         $  11.39         $  11.14
      -------     -------         ------       -------     -------         ------           ------           ------
      -------     -------         ------       -------     -------         ------           ------           ------
         8.33%       3.14%          7.86%        (0.85)%      3.56%          6.50%            7.80%            3.69%
      -------     -------         ------       -------     -------         ------           ------           ------
      -------     -------         ------       -------     -------         ------           ------           ------
      $16,783     $20,943       $ 27,175       $33,007     $41,979       $ 36,693         $ 30,205         $ 10,743
         1.75%       1.74%          1.70%         1.64%       1.65%          1.74%*           1.68%            1.62%*
         3.79%       4.08%          4.45%         4.78%       4.32%          4.81%*           4.91%            5.02%*
          107%         73%            32%           11%         37%             3%              25%               2%


                                       CLASS C                                                                 CLASS Y
   ------------------------------------------------------------------------------------------------------    ------------
                                                                                              FOR THE          FOR THE
                                                                             FOR THE          PERIOD           PERIOD
                       FOR THE YEARS ENDED                                    THREE           JULY 2,        FEBRUARY 5,
   -------------------------------------------------------------------        MONTHS          1992'D'          1998'D'
          FEBRUARY 28,                                FEBRUARY 28,            ENDED           THROUGH          THROUGH
   ---------------------------    FEBRUARY 29,     -------------------     FEBRUARY 28,     NOVEMBER 30,     FEBRUARY 28,
      1998            1997            1996          1995        1994           1993             1992             1998
     -------       -----------    ------------     -------     -------     ------------     ------------     ------------
     $ 10.90       $     11.02      $  10.67       $ 11.40     $ 11.79       $  11.38         $  11.41          $11.42
     -------       -----------        ------       -------     -------         ------           ------          ------
        0.45              0.47          0.51          0.53        0.54           0.14             0.21            0.04
        0.48             (0.12)         0.35         (0.63)      (0.08)          0.58            (0.03)          (0.04)
     -------       -----------        ------       -------     -------         ------           ------          ------
        0.93              0.35          0.86         (0.10)       0.46           0.72             0.18            0.00
     -------       -----------        ------       -------     -------         ------           ------          ------
       (0.45)            (0.47)        (0.51)        (0.53)      (0.54)         (0.14)           (0.21)          (0.04)
       --              --             --             (0.10)      (0.31)         (0.17)          --              --
     -------       -----------        ------       -------     -------         ------           ------          ------
       (0.45)            (0.47)        (0.51)        (0.63)      (0.85)         (0.31)           (0.21)          (0.04)
     -------       -----------        ------       -------     -------         ------           ------          ------
     $ 11.38       $     10.90      $  11.02       $ 10.67     $ 11.40       $  11.79         $  11.38          $11.38
     -------       -----------        ------       -------     -------         ------           ------          ------
     -------       -----------        ------       -------     -------         ------           ------          ------
        8.71%             3.30%         8.22%        (0.70)%      3.91%          6.49%            1.28%          (0.34)%
     -------       -----------        ------       -------     -------         ------           ------          ------
     -------       -----------        ------       -------     -------         ------           ------          ------
     $16,522       $    17,624      $ 22,155       $28,217     $53,874       $ 39,029         $ 30,141          $  114
        1.50%             1.49%         1.46%         1.40%       1.39%          1.48%*           1.39%*          0.76%*
        4.05%             4.34%         4.69%         5.05%       4.55%          5.06%*           4.79%*          5.07%*
         107%               73%           32%           11%         37%             3%              25%            107%



                             ---------------------
--------------------------------------------------------------------------------
                               Prospectus Page 11

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                  PAINEWEBBER
     CALIFORNIA  TAX-FREE  INCOME  FUND      NATIONAL  TAX-FREE  INCOME  FUND
           MUNICIPAL HIGH INCOME FUND    NEW YORK TAX-FREE INCOME FUND
--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
                                  (Continued)
--------------------------------------------------------------------------------

NATIONAL TAX-FREE INCOME FUND


The following table provides investors with data and ratios for one Class A, Class B, Class C and Class Y share for each of the periods shown. This information is supplemented by the financial statements, accompanying notes and the report of Ernst & Young LLP, independent auditors, which appear in the Fund's Annual Report to Shareholders for the fiscal year ended February 28, 1998, and are incorporated by reference into the Statement of Additional Information. The financial statements and notes, as well as the information in the table below relating to each of the five fiscal years in the period ended February 28, 1998 have been audited by Ernst & Young LLP. Further information about the Fund's performance is included in the Annual Report to Shareholders, which may be obtained without charge by calling 1-800-647-1568. The information appearing below for periods prior to the year ended February 28, 1994 also has been audited by Ernst & Young LLP, whose reports thereon were unqualified.





                                                   NATIONAL TAX-FREE INCOME FUND
                          -------------------------------------------------------------------------------
                                                              CLASS A
                          -------------------------------------------------------------------------------
                                                                                               FOR THE
                                                FOR THE YEARS ENDED                             THREE
                          ---------------------------------------------------------------       MONTHS
                              FEBRUARY 28,                              FEBRUARY 28,            ENDED
                          ---------------------    FEBRUARY 29,     ---------------------    FEBRUARY 28,
                            1998         1997          1996           1995         1994          1993
                          --------     --------    ------------     --------     --------    ------------
Net asset value,
 beginning of period..... $  11.55     $  11.64      $  11.26       $  12.00     $  12.09      $  11.67
                          --------     --------    ------------     --------     --------    ------------
Net investment income....     0.56         0.55          0.58           0.63         0.64          0.17
Net realized and
 unrealized gains
 (losses) from
 investments and
 futures.................     0.50        (0.09)         0.39          (0.73)        0.03          0.55
                          --------     --------    ------------     --------     --------    ------------
Net increase (decrease)
 from investment
 operations..............     1.06         0.46          0.97          (0.10)        0.67          0.72
                          --------     --------    ------------     --------     --------    ------------
Dividends from net
 investment income.......    (0.56)       (0.55)        (0.59)         (0.63)       (0.64)        (0.17)
Distributions from net
 realized gains from
 investment
 transactions............    (0.08)          --            --          (0.01)       (0.12)        (0.13)
                          --------     --------    ------------     --------     --------    ------------
Total dividends and other
 distributions to
 shareholders............    (0.64)       (0.55)        (0.59)         (0.64)       (0.76)        (0.30)
                          --------     --------    ------------     --------     --------    ------------
Net asset value, end of
 period.................. $  11.97     $  11.55      $  11.64       $  11.26     $  12.00      $  12.09
                          --------     --------    ------------     --------     --------    ------------
                          --------     --------    ------------     --------     --------    ------------
Total investment return
 (1).....................     9.48%        4.14%         8.75%         (0.63)%       5.65%         6.31%
                          --------     --------    ------------     --------     --------    ------------
                          --------     --------    ------------     --------     --------    ------------
Ratios/Supplemental data:
   Net assets, end of
    period (000's)....... $229,040     $263,425      $315,899       $346,579     $432,825      $419,596
   Expenses to average
    net assets...........     0.95%        0.91%         0.93%(2)       0.88%        0.89%         0.88%*
   Net investment income
    to average net
    assets...............     4.77%        4.85%         5.06%(2)       5.62%        5.28%         5.86%*
   Portfolio turnover
    rate.................       79%          81%           74%            60%          16%            5%


                                    FOR THE YEARS ENDED NOVEMBER 30,
                         -------------------------------------------------------
                           1992       1991        1990        1989        1988
                         --------   --------    --------    --------    --------
Net asset value,
 beginning of period.....$  11.40   $  11.20    $  11.21    $  10.98    $  10.64
                         --------   --------    --------    --------    --------
Net investment income....    0.71       0.76        0.78        0.81        0.79
Net realized and
 unrealized gains
 (losses) from
 investments and
 futures.................    0.31       0.20       (0.01)       0.23        0.34
                         --------   --------    --------    --------    --------
Net increase (decrease)
 from investment
 operations..............    1.02       0.96        0.77        1.04        1.13
                         --------   --------    --------    --------    --------
Dividends from net
 investment income.......   (0.71)     (0.76)      (0.78)      (0.81)      (0.79)
Distributions from net
 realized gains from
 investment
 transactions............   (0.04)        --          --          --          --
                         --------   --------    --------    --------    --------
Total dividends and other
 distributions to
 shareholders............   (0.75)     (0.76)      (0.78)      (0.81)      (0.79)
                         --------   --------    --------    --------    --------
Net asset value, end of
 period..................$  11.67   $  11.40    $  11.20    $  11.21    $  10.98
                         --------   --------    --------    --------    --------
                         --------   --------    --------    --------    --------
Total investment return
 (1).....................    9.21%      8.85%       7.17%       9.77%      10.85%
                         --------   --------    --------    --------    --------
                         --------   --------    --------    --------    --------
Ratios/Supplemental data:
   Net assets, end of
    period (000's).......$396,587   $366,300    $343,539    $333,314    $307,954
   Expenses to average
    net assets...........    0.91%      0.83%       0.69%       0.62%       0.75%
   Net investment income
    to average net
    assets...............    6.13%      6.66%       7.08%       7.32%       7.14%
   Portfolio turnover
    rate.................      21%        27%         24%         11%          1%


------------

'D'  Commencement of issuance of shares

*  Annualized


(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results for Classes A, B and C would be lower if sales charges were included. Total investment return for periods of less than one year has not been annualized.


(2) These ratios include non-recurring acquisition expenses of 0.03%.

                             ---------------------
--------------------------------------------------------------------------------
                               Prospectus Page 12

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                  PAINEWEBBER
     CALIFORNIA  TAX-FREE  INCOME  FUND      NATIONAL  TAX-FREE  INCOME  FUND
           MUNICIPAL HIGH INCOME FUND    NEW YORK TAX-FREE INCOME FUND
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                                  (Continued)
--------------------------------------------------------------------------------

                                         NATIONAL TAX-FREE INCOME FUND
----------------------------------------------------------------------------------------------------------------
                                                    CLASS B
----------------------------------------------------------------------------------------------------------------
                                                                     FOR THE                        FOR THE
                      FOR THE YEARS ENDED                             THREE         FOR THE         PERIOD
---------------------------------------------------------------       MONTHS          YEAR      JULY 1, 1991'D'
     FEBRUARY 28,                              FEBRUARY 28,           ENDED          ENDED          THROUGH
-----------------------    FEBRUARY 29,     -------------------    FEBRUARY 28,   NOVEMBER 30,   FEBRUARY 28,
    1998         1997          1996          1995        1994          1993           1992           1998
------------    -------    ------------     -------     -------    ------------   ------------ -----------------
      $11.55    $ 11.64      $  11.26       $ 11.99     $ 12.08      $  11.67       $  11.40        $ 11.19
      ------    -------        ------       -------     -------        ------         ------          -----
        0.47       0.46          0.49          0.54        0.55          0.15           0.62           0.27
        0.50      (0.09)         0.39         (0.72)       0.03          0.54           0.31           0.21
      ------    -------        ------       -------     -------        ------         ------          -----
        0.97       0.37          0.88         (0.18)       0.58          0.69           0.93           0.48
      ------    -------        ------       -------     -------        ------         ------          -----
       (0.47)     (0.46)        (0.50)        (0.54)      (0.55)        (0.15)         (0.62)         (0.27)
       (0.08)        --            --         (0.01)      (0.12)        (0.13)         (0.04)            --
      ------    -------        ------       -------     -------        ------         ------          -----
       (0.55)     (0.46)        (0.50)        (0.55)      (0.67)        (0.28)         (0.66)         (0.27)
      ------    -------        ------       -------     -------        ------         ------          -----
      $11.97    $ 11.55      $  11.64       $ 11.26     $ 11.99      $  12.08       $  11.67        $ 11.40
      ------    -------        ------       -------     -------        ------         ------          -----
      ------    -------        ------       -------     -------        ------         ------          -----
        8.62%      3.35%         7.94%        (1.29)%      4.87%         6.02%          8.36%          4.06%
      ------    -------        ------       -------     -------        ------         ------          -----
      ------    -------        ------       -------     -------        ------         ------          -----
     $32,815    $40,949      $ 51,546       $58,958     $70,988      $ 50,064       $ 39,564        $ 8,620
        1.73%      1.67%         1.68%(2)      1.64%       1.63%         1.63%*         1.65%          1.65%*
        3.98%      4.09%         4.31%(2)      4.86%       4.50%         5.08%*         5.16%          5.26%*
          79%        81%           74%           60%         16%            5%            21%            27%


                           CLASS C                                                  FOR THE
---------------------------------------------------------------       FOR THE        PERIOD
                     FOR THE YEARS ENDED                               THREE        JULY 2,
---------------------------------------------------------------        MONTHS       1992'D'
    FEBRUARY 28,                               FEBRUARY 28,            ENDED        THROUGH
---------------------    FEBRUARY 29,     ---------------------     FEBRUARY 28,  NOVEMBER 30,
  1998         1997          1996           1995         1994           1993          1992
----------    -------    ------------     --------     --------     ------------  ------------
    $11.55    $ 11.64      $  11.26       $  12.00     $  12.09     $     11.67     $  11.71
    -------   -------        ------       --------     --------          ------       ------
      0.50       0.49          0.52           0.57         0.58            0.15         0.23
      0.50      (0.09)         0.39          (0.73)        0.03            0.55        (0.04)
    -------   -------        ------       --------     --------          ------       ------
      1.00       0.40          0.91          (0.16)        0.61            0.70         0.19
    -------   -------        ------       --------     --------          ------       ------
     (0.50)     (0.49)        (0.53)         (0.57)       (0.58)          (0.15 )      (0.23)
     (0.08)        --            --          (0.01)       (0.12)          (0.13 )         --
    -------   -------        ------       --------     --------          ------       ------
     (0.58)     (0.49)        (0.53)         (0.58)       (0.70)          (0.28 )      (0.23)
    -------   -------        ------       --------     --------          ------       ------
    $11.97    $ 11.55      $  11.64       $  11.26     $  12.00     $     12.09     $  11.67
    -------   -------        ------       --------     --------          ------       ------
    -------   -------        ------       --------     --------          ------       ------
      8.92%      3.61%         8.19%         (1.13)%       5.13%           6.18%        1.41%
    -------   -------        ------       --------     --------          ------       ------
    -------   -------        ------       --------     --------          ------       ------
    $49,647    $59,652      $ 75,076       $101,642     $187,778     $   138,989     $105,854
      1.47%      1.42%         1.45%(2)       1.40%        1.37%           1.37%*       1.42%*
      4.26%      4.34%         4.57%(2)       5.13%        4.75%           5.30%*       5.17%*
        79%        81%           74%            60%          16%              5%          21%




                             ---------------------
--------------------------------------------------------------------------------
                               Prospectus Page 13

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                  PAINEWEBBER
     CALIFORNIA  TAX-FREE  INCOME  FUND      NATIONAL  TAX-FREE  INCOME  FUND
           MUNICIPAL HIGH INCOME FUND    NEW YORK TAX-FREE INCOME FUND
--------------------------------------------------------------------------------



                              FINANCIAL HIGHLIGHTS
                                  (Continued)
--------------------------------------------------------------------------------


                                                                                      NATIONAL TAX-FREE INCOME
                                                                                                FUND
                                                                        --------------------------------------------
                                                                                              CLASS Y
                                                                        --------------------------------------------
                                                                                 FOR THE              FOR THE
                                                                                  YEARS               PERIOD
                                                                                  ENDED         NOVEMBER 3, 1995'D'
                                                                              FEBRUARY 28,            THROUGH
                                                                        ----------------------      FEBRUARY 29,
                                                                          1998          1997           1996
                                                                        --------      ------    ------------------
Net asset value, beginning of period.................................... $ 11.55      $11.65          $11.62
                                                                         -------      ------           -----
Net investment income...................................................    0.59        0.58            0.19
Net realized and unrealized gains (losses) from investments and futures.    0.51       (0.10)           0.01
                                                                         -------      ------           -----
Net increase (decrease) from investment operations......................    1.10        0.48            0.20
                                                                         -------      ------           -----
Dividends from net investment income....................................   (0.59)      (0.58)          (0.17)
Distributions from net realized gains from investment transactions......   (0.08)         --              --
                                                                         -------      ------           -----
Total dividends and other distributions to shareholders.................   (0.67)      (0.58)          (0.17)
                                                                         -------      ------           -----
Net asset value, end of period.......................................... $ 11.98      $11.55          $11.65
                                                                         -------      ------           -----
                                                                         -------      ------           -----
Total investment return (1).............................................    9.87%       4.32%           1.70%
                                                                         -------      ------           -----
                                                                         -------      ------           -----
Ratios/Supplemental data:
   Net assets, end of period (000's).................................... $   241      $  246          $  341
   Expenses to average net assets.......................................    0.68%       0.65%           0.64%(2)*
   Net investment income to average net assets..........................    5.04%       5.13%           5.19%(2)*
   Portfolio turnover rate..............................................      79%         81%             74%





------------



'D'  Commencement of issuance of shares



*  Annualized



(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results for Classes A, B and C would be lower if sales charges were included. Total investment return for periods of less than one year has not been annualized.



(2) These ratios include non-recurring acquisition expenses of 0.03%.


                             ---------------------
--------------------------------------------------------------------------------
                               Prospectus Page 14

                      [This page intentionally left blank]

                             ---------------------
--------------------------------------------------------------------------------
                               Prospectus Page 15

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                  PAINEWEBBER
        CALIFORNIA TAX-FREE INCOME FUND    NATIONAL TAX-FREE INCOME FUND
          MUNICIPAL HIGH INCOME FUND     NEW YORK TAX-FREE INCOME FUND
--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
                                  (Continued)
--------------------------------------------------------------------------------

MUNICIPAL HIGH INCOME FUND

The following table provides investors with data and ratios for one Class A, Class B, Class C and Class Y share for each of the periods shown. This information is supplemented by the financial statements, accompanying notes and the report of Ernst & Young LLP, independent auditors, which appear in the Fund's Annual Report to Shareholders for the fiscal year ended February 28, 1998, and are incorporated by reference into the Statement of Additional Information. The financial statements and notes, as well as the information in the table below relating to each of the five fiscal years in the period ended February 28, 1998 have been audited by Ernst & Young LLP. Further information about the Fund's performance is included in the Annual Report to Shareholders, which may be obtained without charge by calling 1-800-647-1568. The information appearing below for periods prior to the year ended February 28, 1994 also has been audited by Ernst & Young LLP, whose reports thereon were unqualified.


                                            MUNICIPAL HIGH INCOME FUND
                          --------------------------------------------------------------
                                                     CLASS A
                          --------------------------------------------------------------
                                               FOR THE YEARS ENDED
                          --------------------------------------------------------------
                            FEBRUARY 28,                            FEBRUARY 28,
                          -----------------   FEBRUARY 29,   ---------------------------
                           1998      1997         1996        1995      1994      1993
                          -------   -------   ------------   -------   -------   -------
Net asset value,
 beginning of period..... $ 10.39   $ 10.29     $   9.92     $ 10.77   $ 10.96   $ 10.29
                          -------   -------   ------------   -------   -------   -------
Net investment income....    0.55      0.56         0.62        0.59      0.61      0.67
Net realized and
 unrealized gains
 (losses) from
 investments and
 futures.................    0.57      0.10         0.37       (0.82)     0.01      0.81
                          -------   -------   ------------   -------   -------   -------
Net increase (decrease)
 from investment
 operations..............    1.12      0.66         0.99       (0.23)     0.62      1.48
                          -------   -------   ------------   -------   -------   -------
Dividends from net
 investment income.......   (0.55)    (0.56)       (0.62)      (0.59)    (0.61)    (0.67)
Distributions from net
 realized gains from
 investment
 transactions............   --           --           --       (0.03)    (0.20)    (0.14)
                          -------   -------   ------------   -------   -------   -------
Total dividends and other
 distributions to
 shareholders............   (0.55)    (0.56)       (0.62)      (0.62)    (0.81)    (0.81)
                          -------   -------   ------------   -------   -------   -------
Net asset value, end of
 period.................. $ 10.96   $ 10.39     $  10.29     $  9.92   $ 10.77   $ 10.96
                          -------   -------   ------------   -------   -------   -------
                          -------   -------   ------------   -------   -------   -------
Total investment
 return(1)...............   11.06%     6.61%       10.18%      (2.03)%    5.77%    15.05%
                          -------   -------   ------------   -------   -------   -------
                          -------   -------   ------------   -------   -------   -------
Ratios/Supplemental data:
 Net assets, end of
   period (000's)........ $59,288   $52,593     $ 57,280     $63,287   $82,248   $82,251
 Expenses to average net
   assets, net of waivers
   from adviser..........    1.22%     1.15%        1.10%       1.13%     1.03%     0.87%
 Expenses to average net
   assets, before waivers
   from adviser..........    1.22%     1.15%        1.10%       1.13%     1.16%     1.29%
 Net investment income to
   average net assets,
   net of waivers from
   adviser...............    5.15%     5.49%        5.94%       5.96%     5.52%     6.31%
 Net investment income to
   average net assets,
   before waivers from
   adviser...............    5.15%     5.49%        5.94%       5.96%     5.39%     5.89%
 Portfolio turnover
   rate..................      22%       64%          48%         28%       23%       10%


                                              FEBRUARY 28,
                         FEBRUARY 29,  ---------------------------
                             1992       1991      1990      1989
                         ------------  -------   -------   -------
Net asset value,
 beginning of period.....$      9.92   $ 10.00   $  9.91   $  9.80
                         ------------  -------   -------   -------
Net investment income....       0.71      0.72      0.74      0.75
Net realized and
 unrealized gains
 (losses) from
 investments and
 futures.................       0.44     (0.08)     0.09      0.11
                         ------------  -------   -------   -------
Net increase (decrease)
 from investment
 operations..............       1.15      0.64      0.83      0.86
                         ------------  -------   -------   -------
Dividends from net
 investment income.......      (0.71 )   (0.72)    (0.74)    (0.75)
Distributions from net
 realized gains from
 investment
 transactions............      (0.07 )      --        --        --
                         ------------  -------   -------   -------
Total dividends and other
 distributions to
 shareholders............      (0.78 )   (0.72)    (0.74)    (0.75)
                         ------------  -------   -------   -------
Net asset value, end of
 period..................$     10.29   $  9.92   $ 10.00   $  9.91
                         ------------  -------   -------   -------
                         ------------  -------   -------   -------
Total investment
 return(1)...............      11.94%     6.69%     8.74%     9.11%
                         ------------  -------   -------   -------
                         ------------  -------   -------   -------
Ratios/Supplemental data:
 Net assets, end of
   period (000's)........$    68,830   $62,559   $61,067   $54.512
 Expenses to average net
   assets, net of waivers
   from adviser..........       0.75%     0.69%     0.65%     0.60%
 Expenses to average net
   assets, before waivers
   from adviser..........       1.25%     1.54%     1.49%     1.46%
 Net investment income to
   average net assets,
   net of waivers from
   adviser...............       6.99%     7.32%     7.35%     7.64%
 Net investment income to
   average net assets,
   before waivers from
   adviser...............       6.49%     6.47%     6.51%     6.78%
 Portfolio turnover
   rate..................         45%       20%       17%       14%


------------

'D'  Commencement of issuance of shares

*  Annualized


(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results for Classes A, B and C would be lower if sales charges were included. Total investment return for periods of less than one year has not been annualized.


                             ---------------------
--------------------------------------------------------------------------------
                               Prospectus Page 16

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                  PAINEWEBBER
        CALIFORNIA TAX-FREE INCOME FUND    NATIONAL TAX-FREE INCOME FUND
          MUNICIPAL HIGH INCOME FUND     NEW YORK TAX-FREE INCOME FUND
--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
                                  (Continued)
--------------------------------------------------------------------------------

                                   MUNICIPAL HIGH INCOME FUND
  -------------------------------------------------------------------------------------------

                                            CLASS B
  -------------------------------------------------------------------------------------------
                                                                               FOR THE PERIOD
                            FOR THE YEARS ENDED                                   JULY 1,
  ------------------------------------------------------------------------        1991'D'
     FEBRUARY 28,                                   FEBRUARY 28,                  THROUGH
  -------------------     FEBRUARY 29,     -------------------------------      FEBRUARY 29,
   1998        1997           1996          1995        1994        1993            1992
  -------     -------     ------------     -------     -------     -------     --------------
  $ 10.39     $ 10.29       $   9.92       $ 10.76     $ 10.96     $ 10.29         $10.05
  -------     -------     ------------     -------     -------     -------         ------
     0.47        0.48           0.54          0.52        0.52        0.59           0.42
     0.57        0.10           0.37         (0.81)         --        0.81           0.31
  -------     -------     ------------     -------     -------     -------         ------
     1.04        0.58           0.91         (0.29)       0.52        1.40           0.73
  -------     -------     ------------     -------     -------     -------         ------
    (0.47)      (0.48)         (0.54)        (0.52)      (0.52)      (0.59)         (0.42)
       --          --             --         (0.03)      (0.20)      (0.14)         (0.07)
  -------     -------     ------------     -------     -------     -------         ------
    (0.47)      (0.48)         (0.54)        (0.55)      (0.72)      (0.73)         (0.49)
  -------     -------     ------------     -------     -------     -------         ------
  $ 10.96     $ 10.39       $  10.29       $  9.92     $ 10.76     $ 10.96         $10.29
  -------     -------     ------------     -------     -------     -------         ------
  -------     -------     ------------     -------     -------     -------         ------
    10.23%       5.82%          9.36%        (2.67)%      4.88%      14.81%          6.89%
  -------     -------     ------------     -------     -------     -------         ------
  -------     -------     ------------     -------     -------     -------         ------
  $18,097     $19,427       $ 23,868       $25,823     $32,287     $22,922         $8,176
     1.98%       1.90%          1.85%         1.87%       1.79%       1.63%          1.50%*
     1.98%       1.90%          1.85%         1.87%       1.90%       2.01%          1.98%*
     4.39%       4.73%          5.19%         5.21%       4.72%       5.48%          5.80%*
     4.39%       4.73%          5.19%         5.21%       4.61%       5.10%          5.32%*
       22%         64%            48%           28%         23%         10%            46%

                                       CLASS C
 ---------------------------------------------------------------------------------
                                                                    FOR THE PERIOD             CLASS Y
                       FOR THE YEARS ENDED                             JULY 2,         ------------------------
 --------------------------------------------------------------        1992'D'         FOR THE PERIOD FEBRUARY
 FEBRUARY 28,                                  FEBRUARY 28,            THROUGH            5, 1998'D' THROUGH
 -----------               FEBRUARY 29,     -------------------      FEBRUARY 28,            FEBRUARY 28,
    1998         1997          1996          1995        1994            1993                    1998
   -------      -------    ------------     -------     -------     --------------     ------------------------
   $ 10.39      $ 10.29      $   9.92       $ 10.77     $ 10.96        $  10.50                 $10.98
   -------      -------    ------------     -------     -------         -------                 ------
      0.50         0.51          0.56          0.55        0.55            0.36                   0.04
      0.57         0.10          0.37         (0.82)       0.01            0.47                  (0.01)
   -------      -------    ------------     -------     -------         -------                 ------
      1.07         0.61          0.93         (0.27)       0.56            0.83                   0.03
   -------      -------    ------------     -------     -------         -------                 ------
     (0.50)       (0.51)        (0.56)        (0.55)      (0.55)          (0.36)                 (0.04)
        --           --            --         (0.03)      (0.20)          (0.01)                    --
   -------      -------    ------------     -------     -------         -------                 ------
     (0.50)       (0.51)        (0.56)        (0.58)      (0.75)          (0.37)                 (0.04)
   -------      -------    ------------     -------     -------         -------                 ------
   $ 10.96      $ 10.39      $  10.29       $  9.92     $ 10.77        $  10.96                 $10.97
   -------      -------    ------------     -------     -------         -------                 ------
   -------      -------    ------------     -------     -------         -------                 ------
     10.51%       6.08%          9.64%        (2.51)%      5.24%           7.72%                 (0.09)%
   -------      -------    ------------     -------     -------         -------                 ------
   -------      -------    ------------     -------     -------         -------                 ------
   $21,982      $16,967      $ 20,700       $23,158     $35,872        $ 21,638                 $   56
      1.72%       1.66%          1.60%         1.63%       1.54%           1.40%*                 1.00%*
      1.72%       1.66%          1.60%         1.63%       1.64%           1.69%*                 1.00%*
      4.64%       4.98%          5.45%         5.48%       4.95%           5.26%*                 5.44%*
      4.64%       4.98%          5.45%         5.48%       4.85%           4.97%*                 5.44%*
        22%         64%            48%           28%         23%             10%                    22%



                             ---------------------
--------------------------------------------------------------------------------
                               Prospectus Page 17

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                  PAINEWEBBER
        CALIFORNIA TAX-FREE INCOME FUND    NATIONAL TAX-FREE INCOME FUND
           MUNICIPAL HIGH INCOME FUND    NEW YORK TAX-FREE INCOME FUND

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
                                  (Continued)
--------------------------------------------------------------------------------


NEW YORK TAX-FREE INCOME FUND
The following table provides investors with data and ratios for one Class A, Class B and Class C share for each of the periods shown. This information is supplemented by the financial statements, accompanying notes and the report of Ernst & Young LLP, independent auditors, which appear in the Fund's Annual Report to Shareholders for the fiscal year ended February 28, 1998 and are incorporated by reference into the Statement of Additional Information. The financial statements and notes, as well as the information in the table below relating to each of the five fiscal years in the period ended February 28, 1998 have been audited by Ernst & Young LLP. Further information about the Fund's performance is included in the Annual Report to Shareholders, which may be obtained without charge by calling 1-800-647-1568. The information appearing below for periods prior to the year ended February 28, 1994 also has been audited by Ernst & Young LLP, whose reports thereon were unqualified. The Fund had no Class Y shares outstanding during the periods shown.


                                              NEW YORK TAX-FREE INCOME FUND
                          ---------------------------------------------------------------------
                                                         CLASS A
                          ---------------------------------------------------------------------
                                                   FOR THE YEARS ENDED
                          ---------------------------------------------------------------------
                             FEBRUARY 28,                                 FEBRUARY 28,
                          ------------------    FEBRUARY 29,      -----------------------------
                           1998       1997          1996           1995       1994       1993
                          -------    -------    ------------      -------    -------    -------
Net asset value,
 beginning of year....... $ 10.66    $ 10.71      $  10.27        $ 11.03    $ 10.99    $ 10.12
                          -------    -------        ------        -------    -------    -------
Net investment income....    0.51       0.51          0.54           0.54       0.57       0.63
Net realized and
 unrealized gains
 (losses) from
 investments and
 futures.................    0.46      (0.05)         0.45          (0.66)      0.07       0.87
                          -------    -------        ------        -------    -------    -------
Net increase (decrease)
 from investment
 operations..............    0.97       0.46          0.99          (0.12)      0.64       1.50
                          -------    -------        ------        -------    -------    -------
Dividends from net
 investment income.......   (0.51)     (0.51)        (0.55)         (0.54)     (0.57)     (0.63)
Distributions from net
 realized gains from
 investment
 transactions............   --         --           --              (0.10)     (0.03)     --
                          -------    -------        ------        -------    -------    -------
Total dividends and other
 distributions to
 shareholders............   (0.51)     (0.51)        (0.55)         (0.64)     (0.60)     (0.63)
                          -------    -------        ------        -------    -------    -------
Net asset value, end of
 year.................... $ 11.12    $ 10.66      $  10.71        $ 10.27    $ 11.03    $ 10.99
                          -------    -------        ------        -------    -------    -------
                          -------    -------        ------        -------    -------    -------
Total investment return
 (1).....................    9.36%      4.49%         9.83%         (0.83)%     5.89%     15.44%
                          -------    -------        ------        -------    -------    -------
                          -------    -------        ------        -------    -------    -------

Ratios/Supplemental data:
Net assets, end of year
 (000's)................. $23,694    $23,160      $ 28,734        $32,475    $45,033    $43,443
Expenses to average net
 assets, net of waivers
 and reimbursements from
 adviser.................    1.02%      1.02%         1.02%          1.01%      0.75%      0.34%
Expenses to average net
 assets, before waivers
 and reimbursements from
 adviser.................    1.28%      1.50%         1.15%          1.26%      1.25%      1.47%
Net investment income to
 average net assets, net
 of waivers and
 reimbursements from
 adviser.................    4.74%      4.91%         5.11%          5.38%      5.13%      6.07%
Net investment income to
 average net assets,
 before waivers and
 reimbursements from
 adviser.................    4.48%      4.42%         4.98%          5.13%      4.63%      4.94%
Portfolio turnover
 rate....................      34%        40%           13%             6%         8%         6%

                                           FEBRUARY 28,          FOR THE PERIOD
                         FEBRUARY 29,   ------------------    SEPTEMBER 30, 1988'D'
                             1992        1991       1990      TO FEBRUARY 28, 1989
                         ------------   -------    -------    ---------------------
Net asset value,
 beginning of year.......$      9.76    $  9.72    $  9.59           $  9.60
                              ------    -------    -------            ------
Net investment income....       0.66       0.67       0.70              0.28
Net realized and
 unrealized gains
 (losses) from
 investments and
 futures.................       0.36       0.04       0.13             (0.01)
                              ------    -------    -------            ------
Net increase (decrease)
 from investment
 operations..............       1.02       0.71       0.83              0.27
                              ------    -------    -------            ------
Dividends from net
 investment income.......      (0.66 )    (0.67)     (0.70)            (0.28)
Distributions from net
 realized gains from
 investment
 transactions............    --           --         --             --
                              ------    -------    -------            ------
Total dividends and other
 distributions to
 shareholders............      (0.66 )    (0.67)     (0.70)            (0.28)
                              ------    -------    -------            ------
Net asset value, end of
 year....................$     10.12    $  9.76    $  9.72           $  9.59
                              ------    -------    -------            ------
                              ------    -------    -------            ------
Total investment return
 (1).....................      10.80 %     7.59%      8.94%             2.25%
                              ------    -------    -------            ------
                              ------    -------    -------            ------
Ratios/Supplemental data:
Net assets, end of year
 (000's).................$    35,961    $30,173    $21,999           $11,222
Expenses to average net
 assets, net of waivers
 and reimbursements from
 adviser.................       0.25 %     0.21%      0.00%             0.00%*
Expenses to average net
 assets, before waivers
 and reimbursements from
 adviser.................       1.53 %     1.84%      2.20%             3.04%*
Net investment income to
 average net assets, net
 of waivers and
 reimbursements from
 adviser.................       6.65 %     6.93%      7.07%             6.96%*
Net investment income to
 average net assets,
 before waivers and
 reimbursements from
 adviser.................       5.37 %     5.30%      4.87%             3.92%*
Portfolio turnover
 rate....................          6 %        3%         0%             0.00%*


------------

'D'  Commencement of issuance of shares

*  Annualized


(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results for Classes A, B and C would be lower if sales charges were included. Total investment return for periods of less than one year has not been annualized.


                             ---------------------
--------------------------------------------------------------------------------
                               Prospectus Page 18

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                  PAINEWEBBER
        CALIFORNIA TAX-FREE INCOME FUND    NATIONAL TAX-FREE INCOME FUND
           MUNICIPAL HIGH INCOME FUND    NEW YORK TAX-FREE INCOME FUND

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
                                  (Concluded)

--------------------------------------------------------------------------------

                              NEW YORK TAX-FREE INCOME FUND
-----------------------------------------------------------------------------------------
                                         CLASS B
-----------------------------------------------------------------------------------------
                                                                           FOR THE PERIOD
                         FOR THE YEARS ENDED                                  JULY 1,
----------------------------------------------------------------------        1991'D'
  FEBRUARY 28,                                  FEBRUARY 28,                  THROUGH
-----------------     FEBRUARY 29,     -------------------------------      FEBRUARY 29,
 1998       1997          1996          1995        1994        1993            1992
------     ------     ------------     -------     -------     -------     --------------
$10.65     $10.71       $  10.27       $ 11.03     $ 10.98     $ 10.12         $ 9.81
------     ------         ------       -------     -------     -------         ------
  0.43       0.44           0.47          0.47        0.49        0.56           0.39
  0.47      (0.06)          0.44         (0.66)       0.08        0.86           0.31
------     ------         ------       -------     -------     -------         ------
  0.90       0.38           0.91         (0.19)       0.57        1.42           0.70
------     ------         ------       -------     -------     -------         ------
 (0.43)     (0.44)         (0.47)        (0.47)      (0.49)      (0.56)         (0.39)
  --         --           --             (0.10)      (0.03)      --            --
------     ------         ------       -------     -------     -------         ------
 (0.43)     (0.44)         (0.47)        (0.57)      (0.52)      (0.56)         (0.39)
------     ------         ------       -------     -------     -------         ------
$11.12     $10.65       $  10.71       $ 10.27     $ 11.03     $ 10.98         $10.12
------     ------         ------       -------     -------     -------         ------
------     ------         ------       -------     -------     -------         ------
  8.65%      3.62%          9.01%        (1.57)%      5.19%      14.35%          6.80%
------     ------         ------       -------     -------     -------         ------
------     ------         ------       -------     -------     -------         ------

$7,829     $9,462       $ 11,862       $14,660     $19,193     $13,776         $6,026
  1.77%      1.76%          1.77%         1.76%       1.51%       1.10%          1.00%*
  2.05%      2.27%          1.89%         2.01%       1.99%       2.19%          2.20%*
  3.99%      4.16%          4.36%         4.63%       4.34%       5.22%          5.59%*
  3.70%      3.65%          4.24%         4.83%       3.86%       4.13%          4.39%*
    34%        40%            13%            6%          8%          6%             6%

                                  CLASS C
-------------------------------------------------------------------------------
                                                                 FOR THE PERIOD
                  FOR THE YEARS ENDED                               JULY 2,
------------------------------------------------------------        1992'D'
 FEBRUARY 28,                               FEBRUARY 28,            THROUGH
-------------------     FEBRUARY 29,     -------------------      FEBRUARY 28,
1998         1997           1996          1995        1994            1993
-----       -------     ------------     -------     -------     --------------
$ 10.66    $ 10.71       $  10.28       $ 11.03     $ 10.99        $  10.45
 ------    -------         ------       -------     -------          ------
   0.46       0.46           0.49          0.49        0.51            0.36
   0.46      (0.05)          0.43         (0.65)       0.07            0.54
 ------    -------         ------       -------     -------          ------
   0.92       0.41           0.92         (0.16)       0.58            0.90
 ------    -------         ------       -------     -------          ------
  (0.46)     (0.46)         (0.49)        (0.49)      (0.51)          (0.36)
    --         --             --          (0.10)      (0.03)           --
 ------    -------         ------       -------     -------          ------
  (0.46)     (0.46)         (0.49)        (0.59)      (0.54)          (0.36)
 ------    -------         ------       -------     -------          ------
$ 11.12    $ 10.66       $  10.71       $ 10.28     $ 11.03        $  10.99
 ------    -------         ------       -------     -------          ------
 ------    -------         ------       -------     -------          ------
   8.82%      3.98%          9.17%        (1.20)%      5.35%           8.38%
 ------    -------         ------       -------     -------          ------
 ------    -------         ------       -------     -------          ------
$12,966    $13,786       $ 17,849       $21,095     $38,165        $ 19,553
   1.52%      1.52%          1.52%         1.52%       1.27%           0.90%*
   1.78%      2.04%          1.64%         1.75%       1.72%           1.83%*
   4.24%      4.41%          4.61%         4.89%       4.55%           5.04%*
   3.98%      3.89%          4.50%         4.65%       4.10%           4.11%*
     34%        40%            13%            6%          8%              6%


                             ---------------------
--------------------------------------------------------------------------------
                               Prospectus Page 19

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                  PAINEWEBBER
        CALIFORNIA TAX-FREE INCOME FUND    NATIONAL TAX-FREE INCOME FUND
           MUNICIPAL HIGH INCOME FUND    NEW YORK TAX-FREE INCOME FUND

--------------------------------------------------------------------------------
                        INVESTMENT OBJECTIVES & POLICIES
--------------------------------------------------------------------------------


The Funds' investment objectives may not be changed without shareholder approval. Except where noted, their other investment policies are not fundamental and may be changed by the Funds' boards.


CALIFORNIA TAX-FREE INCOME FUND


The investment objective of California Tax-Free Income Fund is to provide high current income exempt from federal income tax and California personal income tax, consistent with the preservation of capital and liquidity within the Fund's quality standards. The Fund seeks to invest substantially all of its net assets in securities issued by the State of California, its municipalities, and public authorities or by other issuers if such obligations pay interest that is exempt from federal income tax and California personal income tax ('California Obligations'). Except under unusual market conditions, the Fund invests at least 80% of its net assets in California Obligations that pay interest that is not an item of tax preference for purposes of the federal alternative minimum tax ('AMT exempt interest'). Although the Fund invests primarily in investment grade municipal securities, it may invest up to 35% of its net assets in municipal securities rated below investment grade.


NATIONAL TAX-FREE INCOME FUND

The investment objective of National Tax-Free Income Fund is to provide high current income exempt from federal income tax, consistent with the preservation of capital and liquidity within the Fund's quality standards. The Fund seeks to invest substantially all of its net assets in municipal securities with varying maturities. Except under unusual market conditions, the Fund invests at least 80% of its net assets in municipal securities that pay AMT exempt interest. Although the Fund invests primarily in investment grade municipal securities, it may invest up to 35% of its net assets in municipal securities rated below investment grade.

MUNICIPAL HIGH INCOME FUND


The investment objective of Municipal High Income Fund is to provide high current income exempt from federal income tax. Except under unusual market conditions, the Fund invests at least 80% of its assets in municipal securities and may invest without limit in municipal securities that are rated below investment grade. The Fund also may invest without limit in municipal securities that pay interest that is not AMT exempt interest and does so when Mitchell Hutchins believes that such securities offer attractive yields relative to AMT exempt interest municipal obligations with similar credit and market characteristics and risks.


NEW YORK TAX-FREE INCOME FUND


The investment objective of New York Tax-Free Income Fund is to provide high current income exempt from federal income tax and from New York State and New York City personal income taxes. The Fund seeks to invest substantially all of its net assets in securities issued by the State of New York, its municipalities and public authorities or by other issuers if such obligations pay interest that is exempt from federal income tax and New York State and New York City personal income taxes ('New York Obligations'). Except under unusual market conditions, invests at least 80% of its net assets in New York Obligations that pay AMT exempt interest. Although the Fund invests primarily in investment grade municipal securities, it may invest up to 35% of its net assets in municipal securities rated below investment grade.


                                    * * * *


As with any mutual fund, there is no assurance that any Fund will achieve its investment objective. Each Fund's net asset value fluctuates based upon changes in the value of its portfolio securities.


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                               Prospectus Page 20

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                                  PAINEWEBBER
        CALIFORNIA TAX-FREE INCOME FUND    NATIONAL TAX-FREE INCOME FUND
           MUNICIPAL HIGH INCOME FUND    NEW YORK TAX-FREE INCOME FUND

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                        INVESTMENT PHILOSOPHY & PROCESS
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In selecting municipal securities for the Funds that will provide investors with high current income exempt from federal and/or state and local income taxes, Mitchell Hutchins relies on the expertise of its team of analysts and portfolio managers.


The Municipal Investment Team's investment process for each Fund employs a 'top-down' investment process. This process consists of analyzing three fundamental factors: duration, sector and security selection. Duration is set based on the direction of interest rates and the shape of the yield curve. Sector is determined by analyzing the spread between the prevailing yields of municipal and U.S. Treasury securities, investment opportunities within the municipal market and state tax exemptions. Finally, security selection is established by performing an analysis of both credit quality and structure of individual issues.


All aspects of the Municipal Investment Team's investment process rely on solid research, which is broken down into four types: economic, credit, quantitative and market. Mitchell Hutchins' analysts monitor these components on a daily basis. This research provides the Team with increased information to assist it in effectively managing municipal portfolios. The municipal bond market is a fragmented, inefficient market that, in Mitchell Hutchins' opinion, offers opportunities for active management. With the information garnered by extensive research, active management may capitalize on these inefficiencies and potentially increase portfolio value.

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                               Prospectus Page 21

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                                   PAINEWEBBER
        CALIFORNIA TAX-FREE INCOME FUND    NATIONAL TAX-FREE INCOME FUND
          MUNICIPAL HIGH INCOME FUND     NEW YORK TAX-FREE INCOME FUND

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                                  PERFORMANCE
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These charts show the total returns for the Funds. Sales charges have not been deducted from total returns for Class A, B and C shares. Returns would be lower if sales charges were deducted. New York Tax-Free Income Fund did not have any Class Y shares outstanding during the periods shown. Average annual total returns, both before and after deducting the maximum sales charges, are shown below in the tables that follow the performance charts. Past results are not a guarantee of future results.




CALIFORNIA TAX-FREE INCOME FUND


                                     [GRAPH]


The 1991 return for Class B shares represents the period from inception on July 1, 1991 through December 31, 1991. The 1992 return for Class C shares represents the period from inception on July 2, 1992 through December 31, 1992. No Class Y shares were outstanding in 1997.



AVERAGE ANNUAL RETURNS
  As of February 28, 1998



                                                           CLASS A SHARES    CLASS B SHARES    CLASS C SHARES    CLASS Y SHARES
                                                           --------------    --------------    --------------    --------------
Inception Date..........................................     9/16/85           7/1/91            7/2/92            2/5/98
ONE YEAR
  Without deducting maximum sales charges...............      9.26%             8.33%             8.71%              N/A
  After deducting maximum sales charges.................      4.93%             3.33%             7.96%              N/A
FIVE YEARS
  Without deducting maximum sales charges...............      5.17%             4.35%             4.63%              N/A
  After deducting maximum sales charges.................      4.37%             4.03%             4.63%              N/A
TEN YEARS (OR LIFE)
  Without deducting maximum sales charges...............      6.94%             6.06%             5.47%            (0.34)%
  After deducting maximum sales charges.................      6.50%             6.06%             5.47%            (0.34)%


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                               Prospectus Page 22

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                                  PAINEWEBBER
        CALIFORNIA TAX-FREE INCOME FUND    NATIONAL TAX-FREE INCOME FUND
          MUNICIPAL HIGH INCOME FUND     NEW YORK TAX-FREE INCOME FUND

NATIONAL TAX-FREE INCOME FUND

                                     [GRAPH]


The 1991 return for Class B shares represents the period from inception on July 1, 1991 through December 31, 1991. The 1992 return for Class C shares represents the period from inception on July 2, 1992 through December 31, 1992. The 1995 return for Class Y shares represents the period from inception on November 3, 1995 through December 31, 1995.



AVERAGE ANNUAL RETURNS
  As of February 28, 1998



                                                            CLASS A SHARES    CLASS B SHARES    CLASS C SHARES    CLASS Y SHARES
                                                            --------------    --------------    --------------    --------------
Inception Date...........................................     12/3/84           7/1/91            7/2/92            11/3/95
ONE YEAR
  Without deducting maximum sales charges................      9.48%             8.62%             8.92%             9.87%
  After deducting maximum sales charges..................      5.11%             3.62%             8.17%             9.87%
FIVE YEARS
  Without deducting maximum sales charges................      5.41%             4.64%             4.88%              N/A
  After deducting maximum sales charges..................      4.56%             4.30%             4.88%              N/A
TEN YEARS (OR LIFE)
  Without deducting maximum sales charges................      7.21%             6.34%             5.67%             6.81%
  After deducting maximum sales charges..................      6.77%             6.34%             5.67%             6.81%


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                               Prospectus Page 23

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                                  PAINEWEBBER
        CALIFORNIA TAX-FREE INCOME FUND    NATIONAL TAX-FREE INCOME FUND
          MUNICIPAL HIGH INCOME FUND     NEW YORK TAX-FREE INCOME FUND

MUNICIPAL HIGH INCOME FUND

                                     [GRAPH]


The 1991 return for Class B shares represents the period from inception on July 1, 1991 through December 31, 1991. The 1992 return for Class C shares represents the period from inception on July 2, 1992 through December 31, 1992. No Class Y shares were outstanding in 1997.



AVERAGE ANNUAL RETURNS
  As of February 28, 1998



                                                           CLASS A SHARES    CLASS B SHARES    CLASS C SHARES    CLASS Y SHARES
                                                           --------------    --------------    --------------    --------------
Inception Date..........................................     6/23/87           7/1/91            7/2/92            2/5/98
ONE YEAR
  Without deducting maximum sales charges...............     11.06%            10.23%            10.51%              N/A
  After deducting maximum sales charges.................      6.65%             5.23%             9.76%              N/A
FIVE YEARS
  Without deducting maximum sales charges...............      6.22%             5.42%             5.69%              N/A
  After deducting maximum sales charges.................      5.35%             5.10%             5.69%              N/A
TEN YEARS (OR LIFE)
  Without deducting maximum sales charges...............      8.37%             7.25%             6.39%            (0.09)%
  After deducting maximum sales charges.................      7.96%             7.25%             6.39%            (0.09)%


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                               Prospectus Page 24

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                                  PAINEWEBBER
        CALIFORNIA TAX-FREE INCOME FUND    NATIONAL TAX-FREE INCOME FUND
          MUNICIPAL HIGH INCOME FUND     NEW YORK TAX-FREE INCOME FUND

NEW YORK TAX-FREE INCOME FUND

                                     [GRAPH]


The 1988 return for Class A shares represents the period from inception on September 23, 1988 through December 31, 1988. The 1991 return for Class B shares represents the period from inception on July 1, 1991 through December 31, 1991. The 1992 return for Class C shares represents the period from inception on July 2, 1992 through December 31, 1992. No Class Y shares were outstanding in 1997.



AVERAGE ANNUAL RETURNS
  As of February 28, 1998



                                                                            CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
                                                                            --------------    --------------    --------------
Inception Date...........................................................     9/23/88           7/1/91            7/2/92
ONE YEAR
  Without deducting maximum sales charges................................      9.36%             8.65%             8.82%
  After deducting maximum sales charges..................................      5.02%             3.65%             8.07%
FIVE YEARS
  Without deducting maximum sales charges................................      5.68%             4.91%             5.16%
  After deducting maximum sales charges..................................      4.81%             4.58%             5.16%
LIFE
  Without deducting maximum sales charges................................      7.73%             6.90%             6.03%
  After deducting maximum sales charges..................................      7.27%             6.90%             6.03%


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                               Prospectus Page 25

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                                  PAINEWEBBER
        CALIFORNIA TAX-FREE INCOME FUND    NATIONAL TAX-FREE INCOME FUND
           MUNICIPAL HIGH INCOME FUND    NEW YORK TAX-FREE INCOME FUND

PERFORMANCE INFORMATION

The Funds perform a standardized computation of annualized total return and may show this return in advertisements or promotional materials. Standardized return shows the change in value of an investment in a Fund as a steady compound annual rate of return. Actual year-by-year returns fluctuate and may be higher or lower than standardized return. Standardized returns for Class A shares of the Funds reflect deduction of the Funds' maximum initial sales charge of 4% at the time of purchase, and standardized returns for the Class B and Class C shares of the Funds reflect deduction of the applicable contingent deferred sales charge imposed on the sale of shares held for the period. One-, five- and ten-year periods will be shown, unless the Fund or Class has been in existence for a shorter period. If so, returns will be shown for the period since inception, known as 'Life.' Total return calculations assume reinvestment of dividends and other distributions.

The Funds may use other total return presentations in conjunction with standardized return. These may cover the same or different periods as those used for standardized return and may include cumulative returns, average annual rates, actual year-by-year rates or any combination thereof. Non-standardized return does not reflect initial or contingent deferred sales charges and would be lower if such charges were deducted.

The Funds also may advertise their yields or tax-equivalent yields. Yield reflects investment income net of expenses over a 30-day (or one month) period on a Fund share. Yield is expressed as an annualized percentage of the maximum offering price for a Fund share at the end of the period. For Class B, C and Y shares, the maximum offering price is the same as the net asset value per share. Tax-equivalent yield shows the yield that would produce the same income after a stated rate of taxes as a Fund's tax-exempt yield (that is, yield excluding taxable income). Yield computations differ from other accounting methods and may differ from dividends actually paid or reported net income.


Total return and yield information reflects past performance and does not indicate future results. The investment return and principal value of shares of the Funds will fluctuate. The amount investors receive when selling shares may be more or less than what they paid. Further information about each Fund's performance is contained in its Annual Report to Shareholders, which may be obtained without charge by contacting the Fund, your PaineWebber investment executive or PaineWebber's correspondent firms or by calling toll-free 1-800-647-1568.


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                             THE FUNDS' INVESTMENTS
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MUNICIPAL SECURITIES

Each Fund may invest in a variety of municipal securities, as described below:


MUNICIPAL BONDS. Municipal bonds are debt obligations issued to obtain funds for various public purposes that pay interest that is exempt from federal income tax in the opinion of bond issuer's counsel. Municipal bonds include general obligation bonds, revenue bonds and 'moral obligation' issues. Municipal bonds also include municipal lease obligations, which are issued by state and local governments and authorities to purchase land and various types of equipment or facilities. Various types of municipal bonds are described below.


INDUSTRIAL DEVELOPMENT BONDS ('IDBS') AND PRIVATE ACTIVITY BONDS ('PABS'). IDBs and PABs are issued by or on behalf of public authorities to finance various privately operated facilities, such as airport or pollution control facilities, and are considered to be 'municipal bonds' if the interest paid on the bond is exempt from federal

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                               Prospectus Page 26

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                                  PAINEWEBBER
        CALIFORNIA TAX-FREE INCOME FUND    NATIONAL TAX-FREE INCOME FUND
           MUNICIPAL HIGH INCOME FUND    NEW YORK TAX-FREE INCOME FUND

income tax in the opinion of bond issuer's counsel.

FLOATING RATE AND VARIABLE RATE OBLIGATIONS. Floating rate and variable rate obligations pay interest at rates that are not fixed, but that vary with changes in specified market rates or indices. These obligations typically permit the holder to demand payment of principal from the issuer at par value prior to maturity and may permit the issuer to prepay principal plus accrued interest.

PARTICIPATION INTERESTS. Participation interests are interests in municipal bonds that are owned by banks and typically carry a demand feature permitting the holder to sell them back to the bank.

TENDER OPTION BONDS. Tender option bonds are long-term municipal securities sold by a bank subject to a 'tender option' that gives the purchaser the right to sell them to the bank at par plus accrued interest at designated times.

PUT BONDS. A put bond is a municipal bond that gives the holder the unconditional right to sell the bond back to the issuer at a specified price and exercise date, which is typically well in advance of the bond's maturity date.

TAX-EXEMPT COMMERCIAL PAPER AND SHORT-TERM MUNICIPAL NOTES. Tax-exempt commercial paper and short-term municipal notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements and other revenues.

INVERSE FLOATERS. Inverse floaters are municipal securities on which the rate of interest varies inversely with interest rates on other municipal obligations or an index. The interest rate paid to holders of inverse floaters will decrease as market rates increase and increase as market rates decrease. The market value of an inverse floater will be more volatile than that of a fixed rate obligation. Because of this market volatility, no Fund will invest more than 10% of its total assets in inverse floaters.

RISKS

Under normal circumstances, each Fund invests primarily in municipal securities. Following is a discussion of certain risks that may affect each Fund:


INTEREST RATE AND CREDIT RISK. Interest rate risk is the risk that interest rates will rise and that, as a result, municipal bond prices will fall, lowering the value of the Funds' investments. In general, municipal bonds having longer durations are more sensitive to interest rate changes than are bonds with shorter durations. See 'Duration.'



Credit risk is the risk that the issuer or a guarantor may be unable or unwilling to pay interest or repay principal on the bond. This can be affected by many factors, including adverse changes in the issuer's own financial conditions or in economic conditions.


CREDIT RATINGS; LOWER RATED MUNICIPAL SECURITIES. Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a bond's value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade municipal securities.

Each Fund other than Municipal High Income Fund normally invests at least 65% of its total assets in municipal securities that:


 have an investment grade long-term rating or one of the two highest short-term ratings from a nationally recognized rating agency, such as Moody's Investors Service, Inc. ('Moody's') or Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ('S&P'), or if unrated, are determined by Mitchell Hutchins to be of comparable quality.

Investment grade securities are rated in one of the four highest rating categories by a nationally recognized rating agency, such as S&P or Moody's, or, if unrated, are considered to be of comparable quality by Mitchell Hutchins.


Municipal High Income Fund normally invests at least 65% of its total assets, and seeks to invest substantially all of its assets, in medium grade and high yield, high risk lower grade municipal securities. Medium grade municipal securities are investment grade and:


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                               Prospectus Page 27

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                                  PAINEWEBBER
        CALIFORNIA TAX-FREE INCOME FUND    NATIONAL TAX-FREE INCOME FUND
           MUNICIPAL HIGH INCOME FUND    NEW YORK TAX-FREE INCOME FUND

 are rated A, BBB or SP-2 by S&P or A, Baa or MIG-2 by Moody's,


 have received an equivalent rating from another nationally recognized rating agency, or if unrated, are considered to be of comparable quality by Mitchell Hutchins.

Moody's considers securities rated Baa (its lowest investment grade rating) to have speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated bonds.

Municipal High Income Fund may invest without limit in municipal securities rated below investment grade. The other Funds each may invest up to 35% of its net assets in such securities. These lower rated municipal securities may be rated:


 Ba, B, or MIG-3 by Moody's or BB, B or SP-3 by S&P,



 have an equivalent rating from another nationally recognized rating agency, or if unrated, are determined by Mitchell Hutchins to be of comparable quality.

The Appendix to this Prospectus contains further information about Moody's and S&P ratings.


Moody's and S&P consider municipal securities rated below investment grade to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. Such securities are commonly referred to as municipal 'junk bonds.' A Fund's investments in these lower rated securities entail greater risk than its investments in higher rated bonds. Lower rated municipal bonds may be less sensitive to interest rate changes than higher rated investments but are more sensitive to adverse market conditions. During an economic downturn or period of rising interest rates, their issuers may experience financial stress that adversely affects their ability to pay interest and principal and may increase the possibility of default. The prices for lower rated municipal bonds often are more volatile than those of higher rated securities in response to changes in market conditions. The market for these municipal bonds is thinner and less active, which may limit the Funds' ability to sell them at fair value in response to changes in the economy or financial markets.



Although Mitchell Hutchins will attempt to minimize the speculative risks associated with investing in lower rated securities through credit analysis and monitoring and attention to current trends in interest rates and other factors, investors should carefully review the investment objectives and policies of Municipal High Income Fund and the other Funds and consider their ability to assume the investment risks involved before making an investment.



During the fiscal year ended February 28, 1998, only Municipal High Income Fund invested 5% or more of its average annual net assets in securities rated below investment grade. Municipal High Income Fund's average annual net assets during that fiscal year were invested as follows:



                                                  MUNICIPAL
                                                    HIGH
          % OF THE AVERAGE ANNUAL NET              INCOME
              ASSETS INVESTED IN                    FUND
-----------------------------------------------   ---------
Debt securities rated by S&P or Moody's             84.16
Debt Securities not so rated                        15.84
Securities rated AAA/Aaa (including cash items)      2.24
Securities rated AA/Aa                              --
Securities rated A/A                                 0.41
Securities rated BBB/Baa                            55.33
Securities rated BB/Ba                              22.82
Securities rated B/B                                 3.36
Securities rated CCC/Caa                            --
Securities rated CC/Ca                              --
Securities rated C/C                                --
Securities rated D                                  --



Municipal securities that received different ratings from Moody's and S&P were assigned to the higher rating category. It should be noted that this information reflects the average composition of Municipal High Income Fund's assets during the fiscal year ended February 28, 1998, and is not necessarily representative of the Fund's assets at the end of that fiscal year, in the current fiscal year or at any time in the future.


MARKET RISK. During periods of market uncertainty, the prices of municipal securities can become volatile.

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                               Prospectus Page 28

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                                  PAINEWEBBER
        CALIFORNIA TAX-FREE INCOME FUND    NATIONAL TAX-FREE INCOME FUND
           MUNICIPAL HIGH INCOME FUND    NEW YORK TAX-FREE INCOME FUND

DURATION. Duration is a measure of the expected life of a bond on a present value basis. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure and is one of the fundamental tools used by Mitchell Hutchins in portfolio selection and yield curve positioning for the Funds.

Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be made, and weights them by the present values of the cash to be received at each future point in time. For any bond with interest payments occurring prior to the payment of principal, duration is always less than maturity.


Duration allows Mitchell Hutchins to make certain predictions as to the effect that changes in the level of interest rates will have on the value of a Fund's portfolio. For example, when the level of interest rates increases by 1%, a fixed income security having a positive duration of ten years generally will decrease by approximately 10%. Thus, if Mitchell Hutchins calculates the duration of a Fund's portfolio as ten years, it normally would expect the portfolio to change in value by approximately 10% for every 1% change in the level of interest rates. However, various factors, such as changes in anticipated prepayment rates, qualitative considerations and market supply and demand, can cause particular securities to respond somewhat differently to changes in interest rates than indicated in the above example. Moreover, in the case of complex securities, duration calculations are estimates and are not precise. This is particularly true during periods of market volatility. Accordingly, the net asset value of a Fund's portfolio may vary in relation to interest rates by a greater or lesser percentage than indicated by the above example.


DERIVATIVES. Some of the instruments in which the Funds may invest may be referred to as 'derivatives,' because their value depends on (or 'derives' from) the value of an underlying asset, reference rate or index. These instruments include options, futures contracts and similar instruments that may be used in hedging strategies. There is only limited consensus as to what constitutes a 'derivative' security. However, in Mitchell Hutchins' view, derivative securities also include inverse floaters. The market value of derivative instruments and securities sometimes is more volatile than that of other investments, and each type of derivative instrument may pose its own special risks. Mitchell Hutchins takes these risks into account in its management of the Funds.

CHANGE IN LAWS. New federal, state and local laws, or changes in existing laws, may adversely affect the tax-exempt status of interest on a Fund's portfolio securities or of the exempt-interest dividends paid by a Fund, extend the time for an issuer's payment of principal or interest or otherwise constrain enforcement of such obligations.

RELATED SECURITIES. Each Fund may invest more than 25% of its total assets in municipal securities that are related in such a way that an economic, business or political development or change affecting one such security also might affect the other securities, such as securities the interest on which is paid from revenues of similar types of projects. The Funds may be subject to greater risk than other funds that do not follow this practice.


NON-DIVERSIFIED STATUS. Municipal High Income Fund and New York Tax-Free Income Fund are each 'non-diversified,' as that term is defined in the Investment Company Act of 1940 ('1940 Act'). This means, in general, that more than 5% of the Fund's total assets may be invested in the securities of one issuer, but only if, at the close of each quarter of the Fund's taxable year, the aggregate amount of such holdings does not exceed 50% of the value of its total assets and no more than 25% of the value of its total assets is invested in the securities of a single issuer. When the Fund's portfolio is comprised of securities of a smaller number of issuers than if it were 'diversified,' the Fund will be subject to greater risk because changes in the financial condition or market assessment of a single issuer may have a greater effect on the Fund's total return and the price of Fund shares.


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                               Prospectus Page 29

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                                  PAINEWEBBER
        CALIFORNIA TAX-FREE INCOME FUND    NATIONAL TAX-FREE INCOME FUND
           MUNICIPAL HIGH INCOME FUND    NEW YORK TAX-FREE INCOME FUND


YEAR 2000 RISK. Like other mutual funds and other financial and business organizations around the world, each Fund could be adversely affected if the computer systems used by Mitchell Hutchins, other service providers and entities with computer systems that are linked to Fund records do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the 'Year 2000 Issue.' Mitchell Hutchins is taking steps that it believes are reasonably designed to address the Year 2000 Issue with respect to the computer systems that it uses and to obtain satisfactory assurances that comparable steps are being taken by each of the Fund's other major service providers. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds.


RISKS OF CALIFORNIA OBLIGATIONS. California Tax-Free Income Fund's investment concentration in California Obligations involves greater risks than if it invested in the securities of a broader range of issuers. The Fund's yield and net asset value per share can be affected by political and economic developments within California, and by the financial condition of California, its public authorities and political subdivisions. California suffered a severe recession between 1990-1993, resulting in significant revenue shortfalls for both the State and local government, and increased social service expenses. However, since the start of 1994, California's economy has rebounded strongly, with corresponding improvements in tax revenues. Further, in the past California voters have passed amendments to the California Constitution and other measures that limit the taxing and spending authority of California governmental entities, and future voter initiatives could result in adverse consequences affecting California Obligations. A more detailed discussion of the risks of investing in California Obligations is included in the Statement of Additional Information.

RISKS OF NEW YORK OBLIGATIONS. New York Tax-Free Income Fund's investment concentration in New York Obligations involves greater risks than if it invested in the securities of a broader range of issuers. The Fund's yield and net asset value per share can be affected by political and economic developments within the State of New York, its public authorities and political subdivisions, particularly New York City. Although employment in New York State has grown at a modest rate since 1993 and the State's economy continued its slow recovery in 1996, New York State has experienced slower employment growth than the nation as a whole. Although New York City has closed substantial budget gaps in recent years to maintain a balanced budget as required by State law, additional tax increases or additional reductions in essential City services or entitlement programs could adversely affect the City's economic base. A more detailed discussion of the risks of investing in New York Obligations is included in the Statement of Additional Information.

INVESTMENT TECHNIQUES AND STRATEGIES


HEDGING AND OTHER STRATEGIES USING DERIVATIVE INSTRUMENTS. Each Fund may use certain instruments and strategies designed to adjust the overall risk of its investment portfolio ('hedge') or to enhance income or realize gains. Use of these derivative instruments solely to enhance income or realize gains may be considered a form of speculation. The use of derivative instruments also may generate taxable income. These strategies involve derivative instruments, including options (both exchange traded and over-the-counter) and futures contracts. The Funds' ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations. New financial products and risk management techniques continue to be developed and may be used if consistent with a Fund's investment objective and policies. The Statement of Additional Information contains further information on these derivative instruments and related strategies.



The Funds might not use any derivative instrument or strategies, and there can be no assurance that any strategy will succeed. If Mitchell Hutchins is incorrect in its judgment on market values, interest rates or other economic factors in


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                               Prospectus Page 30

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                                  PAINEWEBBER
        CALIFORNIA TAX-FREE INCOME FUND    NATIONAL TAX-FREE INCOME FUND
           MUNICIPAL HIGH INCOME FUND    NEW YORK TAX-FREE INCOME FUND


using a derivative instrument or strategy, a Fund may have lower net income and a net loss on the investment. Each strategy involves certain risks, which include:



 the fact that the skills needed to use derivative instruments are different from those needed to select securities for the Funds;



 the possibility of imperfect correlation, or even no correlation, between price movements of derivative instruments used in hedging strategies and price movements of the securities being hedged;



 possible constraints on a Fund's ability to purchase or sell portfolio investments at advantageous times due to the need for the Fund to 'cover' or to segregate securities; and


 the possibility that a Fund is unable to close out or liquidate its hedged position.


PORTFOLIO TURNOVER. Each Fund's portfolio turnover rate may vary greatly from year to year and will not be a limiting factor when Mitchell Hutchins deems portfolio changes appropriate. A higher turnover rate for a Fund (100% or more) will involve correspondingly greater transaction costs, which will be borne directly by that Fund and may increase the potential for short-term capital gains.


DEFENSIVE POSITIONS. When Mitchell Hutchins believes that unusual circumstances warrant a defensive posture and that there are not enough suitable municipal obligations available, each Fund may temporarily and without percentage limit hold cash and invest in money market instruments that pay taxable interest, including repurchase agreements. If a Fund holds cash, the cash would not earn income and would reduce the Fund's yield. In addition, for temporary defensive purposes, each of California Tax-Free Income Fund, National Tax-Free Income Fund and New York Tax-Free Income Fund may invest more than 20% of its net assets in municipal obligations that pay interest that is exempt from federal income tax but is subject to California personal income tax (in the case of California Tax-Free Income Fund), New York personal income tax (in the case of New York Tax-Free Income Fund) or is not AMT exempt interest.

ILLIQUID SECURITIES. Each Fund may invest up to 10% of its net assets in illiquid securities. These include, among other things, municipal lease obligations (including certificates of participation) other than those Mitchell Hutchins has determined are liquid pursuant to guidelines established by each Fund's board.

LENDING PORTFOLIO SECURITIES. Each Fund may lend its securities to qualified broker-dealers or institutional investors in an amount up to 331/3% of the Fund's total assets taken at market value. Lending securities enables a Fund to earn additional income but could result in a loss or delay in recovering securities. Because the income generated by securities lending activities is taxable, the Funds do not expect to engage in securities lending except under unusual circumstances.

OTHER INFORMATION. Each Fund may purchase bonds on a when-issued basis or may purchase or sell securities for delayed delivery. A Fund generally would not pay for such securities or start earning interest on them until they are delivered, but it would immediately assume the risks of ownership, including the risk of price fluctuation. Each Fund may borrow money for temporary or emergency purposes, but not in excess of 10% of its total assets.

New forms of bonds, derivatives and hedging instruments continue to be developed. Each Fund may invest in such securities to the extent consistent with its investment objectives.

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                               Prospectus Page 31

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                                  PAINEWEBBER
     CALIFORNIA  TAX-FREE  INCOME  FUND      NATIONAL  TAX-FREE  INCOME  FUND
           MUNICIPAL HIGH INCOME FUND    NEW YORK TAX-FREE INCOME FUND

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                               FLEXIBLE PRICING'sm'
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Each Fund offers through this Prospectus four classes of shares that differ in terms of sales charges and expenses. An eligible investor can select the class that is best suited to his or her investment needs, based upon the holding period and the amount of investment.


CLASS A SHARES

HOW PRICE IS CALCULATED: The price is the net asset value plus the initial sales charge (the maximum is 4% of the public offering price) next calculated after PaineWebber's New York City headquarters or PFPC Inc., the Funds' transfer agent ('Transfer Agent'), receives the purchase order. Although investors pay an initial sales charge when they buy Class A shares, the ongoing expenses for this class are lower than the ongoing expenses of Class B and Class C shares. Class A shares sales charges are calculated as follows:

                                                    SALES CHARGE AS A
                                                      PERCENTAGE OF
                                                 -----------------------          DISCOUNT TO
                                                                  NET          SELECTED DEALERS
                                                 OFFERING        AMOUNT          AS PERCENTAGE
AMOUNT OF INVESTMENT                              PRICE         INVESTED       OF OFFERING PRICE
----------------------------------------------   --------       --------       -----------------
Less than $100,000                                 4.00%          4.17%               3.75%

$100,000 to $249,999                               3.00           3.09                2.75

$250,000 to $499,999                               2.25           2.30                2.00

$500,000 to $999,999                               1.75           1.78                1.50

$1,000,000 and over(1)                             None           None                1.00(2)


------------------
(1) A contingent deferred sales charge of 1% of the shares' offering price or the net asset value at the time of sale by the shareholder whichever is less, is charged on sales of shares made within one year of the purchase date. However, Class A shares representing reinvestment of any dividends or other distributions are not subject to the 1% charge. Withdrawals under the Systematic Withdrawal Plan are not subject to this charge. However, investors may withdraw no more than 12% of the value of the Fund account under the Plan in the first year after purchase.


(2) Mitchell Hutchins pays 1% to PaineWebber.

SALES CHARGE REDUCTIONS & WAIVERS

Investors purchasing Class A shares in more than one PaineWebber mutual fund may combine those purchases to get a reduced sales charge. Investors who already own Class A shares in one or more PaineWebber mutual funds may combine the amount they are currently purchasing with the value of such previously owned shares to qualify for a reduced sales charge. To determine the sales charge reduction in either case, please refer to the chart above.

Investors may also qualify for a lower sales charge when they combine their purchases with those of:

 their spouses, parents or children under age 21;

 their Individual Retirement Accounts (IRAs);

 certain employee benefit plans, including 401(k) plans;

 any company controlled by the investor;

 trusts created by the investor;

 Uniform Gifts to Minors Act/Uniform Transfers to Minors Act accounts created by the investor or group of investors for the benefit of the investors' children; or

 accounts with the same adviser.

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                               Prospectus Page 32

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                                  PAINEWEBBER
     CALIFORNIA  TAX-FREE  INCOME  FUND      NATIONAL  TAX-FREE  INCOME  FUND
           MUNICIPAL HIGH INCOME FUND    NEW YORK TAX-FREE INCOME FUND


Employers who own Class A shares for one or more of their qualified retirement plans may also qualify for the reduced sales charge.



The sales charge will not apply when the investor:


 is an employee, director, trustee or officer of PaineWebber, its affiliates or any PaineWebber mutual fund;

 is the spouse, parent or child of any of the above;

 buys these shares through a PaineWebber investment executive who was formerly employed as a broker with a competing brokerage firm that was registered as a broker-dealer with the SEC; and

    was the investment executive's client at the competing brokerage firm;

    within 90 days of buying Class A shares in a Fund, the investor sells shares of one or more mutual funds that (a) were principally underwritten by the competing brokerage firm or its affiliates and (b) the investor either paid a sales charge to buy those shares, paid a contingent deferred sales charge when selling them or held those shares until the contingent deferred sales charge was waived; and

    the amount that the investor purchases does not exceed the total amount of money the investor received from the sale of the other mutual fund;

 is a certificate holder of unit investment trusts sponsored by PaineWebber and has elected to have dividends and other distributions from that investment automatically invested in Class A shares;


 is an employer establishing an employee benefit plan qualified under section 401, including a salary reduction plan qualified under section 401(k) or 403(b) of the Internal Revenue Code ('Code') (each a 'qualified pension plan'). This waiver is subject to minimum requirements, with respect to the number of employees and amount of plan assets, established by Mitchell Hutchins. Currently, a plan must have 50 or more eligible employees and at least $1 million in plan assets. For investments made pursuant to this waiver, Mitchell Hutchins may make a payment to PaineWebber out of its own resources in an amount not to exceed 1% of the amount invested;



 is a participant in the PaineWebber Members Only Program'tm'. For investments made pursuant to this waiver, Mitchell Hutchins may make payments out of its own resources to PaineWebber and to participating membership organizations in a total amount not to exceed 1% of the amount invested;



 is a variable annuity offered only to qualified plans. For investments made pursuant to this waiver, Mitchell Hutchins may may payments out of its own resources to PaineWebber and to the variable annuity's sponsor, advisor or distributor in a total amount not to exceed 1% of the amount invested;




 acquires Class A shares through an investment program that is not sponsored by PaineWebber or its affiliates and that charges participants a fee for program services, provided that the program sponsor has entered into a written agreement with PaineWebber permitting the sale of Class A shares at net asset value to that program. For investments made pursuant to this waiver, Mitchell Hutchins may make a payment to PaineWebber out of its own resources in an amount not to exceed 1% of the amount invested. For subsequent investments or exchanges made to implement a rebalancing feature of such an investment program, the minimum subsequent investment requirement is also waived; or

 acquires Class A shares in connection with a reorganization pursuant to which a Fund acquires substantially all of the assets and liabilities of another investment company in exchange solely for shares of the Fund.

For more information on how to get a reduced sales charge, investors should contact their investment executive at PaineWebber or one of its correspondent firms or call 1-800-647-1568. Investors must provide satisfactory information to PaineWebber or a Fund if they seek any of these sales charge reductions or waivers.

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                               Prospectus Page 33

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                                  PAINEWEBBER
     CALIFORNIA  TAX-FREE  INCOME  FUND      NATIONAL  TAX-FREE  INCOME  FUND
           MUNICIPAL HIGH INCOME FUND    NEW YORK TAX-FREE INCOME FUND

CLASS B SHARES

HOW PRICE IS CALCULATED: The price is the net asset value next calculated after PaineWebber's New York City headquarters or the Transfer Agent receives the purchase order. The ongoing expenses investors pay for Class B shares are higher than those of Class A shares. Because investors do not pay an initial sales charge when they buy Class B shares, 100% of their purchase is immediately invested.

Depending on how long they own their Fund investment, investors may have to pay a sales charge when they sell their Fund shares. This sales charge is called a 'contingent deferred sales charge.' The amount of the charge depends on how long the investor owned the shares. The sales charge is calculated by multiplying the offering price (net asset value of the shares at the time of purchase) or the net asset value at the time of sale by the shareholder, whichever is less, by the percentage shown on the following table. Investors who own shares for more than six years do not have to pay a sales charge when selling those shares.

                                   PERCENTAGE BY WHICH
                                     THE SHARES' NET
                                          ASSET
         IF THE INVESTOR                VALUE IS
      SELLS SHARES WITHIN:             MULTIPLIED:
---------------------------------  -------------------
1st year since purchase                    5%
2nd year since purchase                     4
3rd year since purchase                     3
4th year since purchase                     2
5th year since purchase                     2
6th year since purchase                     1
7th year since purchase                   None

CONVERSION OF CLASS B SHARES

Class B shares automatically convert to the appropriate number of Class A shares of equal dollar value after the investor has owned them for six years. Dividends and other distributions paid to the investor by the Fund in the form of additional Class B shares will also convert to Class A shares on a pro-rata basis. This benefits shareholders because Class A shares have lower ongoing expenses than Class B shares. If the investor has exchanged Class B shares between PaineWebber funds, the Fund uses the purchase date at which the initial investment was made to determine the conversion date.

MINIMIZING THE CONTINGENT DEFERRED SALES CHARGE

When investors sell Class B shares they have owned for less than six years, the Fund automatically will minimize the sales charge by assuming the investors are selling:


 First, Class B shares owned through reinvested dividends and other distributions; and


 Second, Class B shares held in the portfolio the longest.

WAIVERS OF THE CONTINGENT DEFERRED SALES CHARGE

The contingent deferred sales charge will not apply to:


 sales of shares under the Fund's 'Systematic Withdrawal Plan' (investors may withdraw annually no more than 12% of the value of the Fund account under the
 Plan);


 a distribution from an IRA, a self-employed individual retirement plan ('Keogh Plan') or a custodial account under Section 403(b) of the Internal Revenue Code (after the investor reaches age 59 1/2);

 a tax-free return of an excess IRA contribution;

 a tax-qualified retirement plan distribution following retirement; or

 Class B shares sold within one year of an investor's death if the investor owned the shares at the time of death either as the sole shareholder or with his or her spouse as a joint tenant with the right of survivorship.


Investors must provide satisfactory information to PaineWebber or the Fund to seek any of these waivers.


CLASS C SHARES

HOW PRICE IS CALCULATED: The price of Class C shares is the net asset value next calculated after PaineWebber's New York City headquarters or the Transfer Agent receives the purchase order. Investors do not pay an initial sales charge when they buy Class C shares, but the ongoing expenses of Class C shares are higher than those

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                               Prospectus Page 34

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                                  PAINEWEBBER
     CALIFORNIA  TAX-FREE  INCOME  FUND      NATIONAL  TAX-FREE  INCOME  FUND
           MUNICIPAL HIGH INCOME FUND    NEW YORK TAX-FREE INCOME FUND

of Class A shares. Because investors do not pay an initial sales charge when they buy Class C shares, 100% of their purchase is immediately invested. Class C shares never convert to any other class of shares.


A contingent deferred sales charge of 0.75% of the offering price (net asset value at the time of the purchase) or net asset value of the shares at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Other PaineWebber mutual funds may impose a different contingent deferred sales charge on Class C shares sold within one year of the purchase date. A sale of Class C shares acquired through an exchange and held less than one year will be subject to the same contingent deferred sales charge that would have been imposed on the Class C shares of the PaineWebber mutual fund originally purchased. Class C shares representing reinvestment of any dividends or other distributions are not subject to the 0.75% charge. Withdrawals under the Systematic Withdrawal Plan also are not subject to this charge. However, investors may withdraw no more than 12% of the value of the Fund account under the Plan in the first year after purchase.


CLASS Y SHARES


HOW PRICE IS CALCULATED: Eligible investors may purchase Class Y shares at the net asset value next calculated after PaineWebber's New York City headquarters or the Transfer Agent receives the purchase order. Because investors do not pay an initial sales charge when they buy Class Y shares, 100% of their purchase is immediately invested. No contingent deferred sales charge is imposed on Class Y shares, and the ongoing expenses for Class Y shares are lower than for the other classes because Class Y shares are not subject to rule 12b-1 distribution or service fees.


LIMITED GROUPS OF INVESTORS. Only the following investors are eligible to buy Class Y shares:

 a participant in one of the PW Programs listed below when Class Y shares are purchased through that PW Program;

 an investor who buys $10 million or more at any one time in any combination of PaineWebber mutual funds in the Flexible Pricing'sm' System;

 an employee benefit plan qualified under section 401, including a salary reduction plan, qualified under section 401(k), or 403(b) of the Internal Revenue Code that has either 5,000 or more eligible employees or $50 million or more in assets; and

 an investment company advised by PaineWebber or an affiliate of PaineWebber.

PACE MULTI-ADVISOR PROGRAM: An investor who participates in the PACE Multi-Advisor Program is eligible to purchase Class Y shares. The PACE Multi-Advisor Program is an advisory program sponsored by PaineWebber that provides comprehensive investment services, including investor profiling, a personalized asset allocation strategy using an appropriate combination of funds, and a quarterly investment performance review. Participation in the PACE Multi-Advisor Program is subject to payment of an advisory fee at the maximum annual rate of 1.5% of assets. Employees of PaineWebber and its affiliates are entitled to a waiver of this fee.

Please contact your PaineWebber investment executive or PaineWebber's correspondent firms for more information concerning mutual funds that are available through the PACE Multi-Advisor Program.

INSIGHT: An investor who participates in the INSIGHT Advisory Program ('INSIGHT'), a total portfolio asset allocation program sponsored by PaineWebber, is eligible to purchase Class Y shares. Participation in INSIGHT is subject to payment of an advisory fee to PaineWebber at the maximum annual rate of 1.5% of assets held through the program. Employees of PaineWebber and its affiliates are entitled to a 50% reduction in the fee otherwise payable for participation in INSIGHT.



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                               Prospectus Page 35

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                                  PAINEWEBBER
     CALIFORNIA  TAX-FREE  INCOME  FUND      NATIONAL  TAX-FREE  INCOME  FUND
           MUNICIPAL HIGH INCOME FUND    NEW YORK TAX-FREE INCOME FUND

--------------------------------------------------------------------------------

                               HOW TO BUY SHARES
--------------------------------------------------------------------------------

Prices are calculated for each class of a Fund's shares once each Business Day, at the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time). A 'Business Day' is any day, Monday through Friday, on which the New York Stock Exchange is open for business.

The Funds and Mitchell Hutchins reserve the right to reject any purchase order and to suspend the offering of Fund shares for a period of time.

When placing an order to buy shares, investors should specify which class of shares they want to buy. If investors fail to specify the class, they will automatically receive Class A shares, which include an initial sales charge. Investors in Class Y shares must provide satisfactory information to PaineWebber or an individual Fund that they are eligible to purchase Class Y shares.

PAINEWEBBER CLIENTS

Investors who are PaineWebber clients may buy shares through PaineWebber investment executives or its correspondent firms. Investors may buy shares in person, by mail, by telephone or by wire (the minimum wire purchase is $1 million). PaineWebber investment executives and correspondent firms are responsible for promptly sending investors' purchase orders to PaineWebber's New York City headquarters.


Investors may pay for their purchases with checks drawn on U.S. banks or with funds they have in their brokerage accounts at PaineWebber or its correspondent firms.


OTHER INVESTORS


Investors who are not PaineWebber clients may purchase Fund shares and set up an account through the Transfer Agent (PFPC Inc.) by completing an account application, which you may obtain by calling 1-800-647-1568. The application and check must be mailed to PFPC Inc., Attn: PaineWebber Mutual Funds, P.O. Box 8950, Wilmington, DE 19899.



Investors who are new to PaineWebber may complete and sign an account application and mail it along with a check. Investors also may open an account in person.


Investors who already have money invested in a PaineWebber mutual fund, and want to invest in another PaineWebber mutual fund, can:

 mail an application with a check; or

 open an account by exchanging from another PaineWebber mutual fund.

Investors do not have to send an application when making additional investments in a Fund.

MINIMUM INVESTMENTS

To open an account.............................   $1,000
To add to an account...........................   $  100

A Fund may waive or reduce these minimums for:

 employees of PaineWebber or its affiliates; or


 participants in certain unaffiliated investment programs or the Fund's automatic investment plan.



 transactions in Class A and Class Y shares made in certain investment programs.


HOW TO EXCHANGE SHARES


As shareholders, investors have the privilege of exchanging Class A, B and C shares for the same class of most other PaineWebber mutual funds. Class Y shares are not exchangeable. For classes of shares where no initial sales charge is imposed, a contingent deferred sales charge may apply if the investor sells the shares acquired through the exchange.


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                               Prospectus Page 36

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                                  PAINEWEBBER
     CALIFORNIA  TAX-FREE  INCOME  FUND      NATIONAL  TAX-FREE  INCOME  FUND
           MUNICIPAL HIGH INCOME FUND    NEW YORK TAX-FREE INCOME FUND

Exchanges may be subject to minimum investment requirements of the fund into which exchanges are made.

 Investors who purchased their shares through an investment executive at PaineWebber or one of its correspondent firms may exchange their shares by contacting their investment executive in person or by telephone, mail or wire.

 Investors who do not have an account with an investment executive at PaineWebber or one of its correspondent firms may exchange their shares by writing a 'letter of instruction' to the Transfer Agent. The letter of instruction must include:

   the investor's name and address;

   the Fund's name;

   the Fund account number;

   the dollar amount or number of shares to be sold; and


   a guarantee of each registered owner's signature. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association which is a participant in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). Signature guarantees which are not a part of these programs will not be accepted.


The letter must be mailed to PFPC Inc., Attn: PaineWebber Mutual Funds, P.O. Box 8950, Wilmington, DE 19899.


No contingent deferred sales charge is imposed when Class A, B or C shares are exchanged for the corresponding class of shares of other PaineWebber mutual funds. A Fund will use the purchase date of the initial investment to determine any contingent deferred sales charge due when the acquired shares are sold. Fund shares may be exchanged only after the settlement date has passed and payment for the shares has been made. The exchange privilege is available only in those jurisdictions where the sale of the fund shares to be acquired is authorized. This exchange privilege may be modified or terminated at any time and, when required by SEC rules, upon 60 days' notice. See the back cover of this Prospectus for a listing of other PaineWebber mutual funds. PaineWebber S&P 500 Index Fund does not participate in the Flexible Pricing System'sm' and is not available for exchanges.


--------------------------------------------------------------------------------
                               HOW TO SELL SHARES
--------------------------------------------------------------------------------


Investors can sell (redeem) shares at any time. Shares will be sold at the share price for that class as next calculated (less any applicable contingent deferred sales charge) after the order is received by PaineWebber's New York City headquarters or the transfer agent. Share prices are normally calculated at the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time).



Investors who own more than one class of shares should specify which class they are selling. If they do not, the Fund will assume they are first selling their Class A shares, then Class C, then Class B and last, Class Y.


If a shareholder wants to sell shares which were purchased recently, the Fund may delay payment until it verifies that good payment was received. In the case of purchases by check, this can take up to 15 days.

Investors who have an account with PaineWebber or one of PaineWebber's correspondent firms can sell their shares by contacting their investment executive. Investors who do not have an

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                               Prospectus Page 37

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                                  PAINEWEBBER
     CALIFORNIA  TAX-FREE  INCOME  FUND      NATIONAL  TAX-FREE  INCOME  FUND
           MUNICIPAL HIGH INCOME FUND    NEW YORK TAX-FREE INCOME FUND

account and have bought their shares through PFPC Inc., the Fund's Transfer Agent, may sell shares by writing a 'letter of instruction,' as detailed in 'How to Exchange Shares.'

Because the Funds incur certain fixed costs in maintaining shareholder accounts, each Fund reserves the right to purchase back all of its shares in any shareholder account with a net asset value of less than $500.

If a Fund elects to do so, it will notify the shareholder of the opportunity to increase the amount invested to $500 or more within 60 days of the notice. A Fund will not purchase back accounts that fall below $500 solely due to a reduction in net asset value per share.

REINSTATEMENT PRIVILEGE

Shareholders who sell their Class A shares may reinstate their Fund account without a sales charge up to the dollar amount sold by purchasing the Fund's Class A shares within 365 days after the sale. To take advantage of this reinstatement privilege, shareholders must notify their investment executive at PaineWebber or one of its correspondent firms at the time of purchase.

--------------------------------------------------------------------------------

                                 OTHER SERVICES
--------------------------------------------------------------------------------


Investors should consult their investment executives at PaineWebber or one of its correspondent firms to learn more about the following services available with respect to the Funds' Class A, B and C shares:


AUTOMATIC INVESTMENT PLAN


Investing on a regular basis helps investors meet their financial goals. PaineWebber offers an Automatic Investment Plan with a minimum initial investment of $1,000 through which a Fund will deduct $50 or more on a monthly, quarterly, semiannual or annual basis from the investor's bank account to invest directly in the Fund. In addition to providing a convenient and disciplined manner of investing, participation in the Automatic Investment Plan enables the investor to use the technique of 'dollar cost averaging.'


SYSTEMATIC WITHDRAWAL PLAN

The Systematic Withdrawal Plan allows investors to set up monthly, quarterly (March, June, September and December), semiannual (June and December) or annual (December) withdrawals from their PaineWebber Mutual Fund accounts. Minimum balances and withdrawals vary according to the class of shares:

 CLASS A AND CLASS C SHARES. Minimum value of Fund shares is $5,000; minimum withdrawals of $100.

 CLASS B SHARES. Minimum value of Fund shares is $20,000; minimum monthly, quarterly, semiannual and annual withdrawals of $200, $400, $600 and $800, respectively.


Withdrawals under the Systematic Withdrawal Plan will not be subject to a contingent deferred sales charge. An investor may withdraw no more than 12% of the value of the Fund account when the investor signed up for the Plan (for Class B shares annually; for Class A and C shares, during the first year under the Plan). Shareholders who elect to receive dividends or other distributions in cash may not participate in this Plan.




TRANSFER OF ACCOUNTS

If investors holding shares of a Fund in a PaineWebber brokerage account transfer their brokerage accounts to another firm, the Fund shares will be moved to an account with the Transfer Agent. However, if the other firm has entered into a selected dealer agreement with Mitchell Hutchins relating to the Fund, the shareholder may be able to hold Fund shares in an account with the other firm.


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                               Prospectus Page 38

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                                  PAINEWEBBER
     CALIFORNIA  TAX-FREE  INCOME  FUND      NATIONAL  TAX-FREE  INCOME  FUND
           MUNICIPAL HIGH INCOME FUND    NEW YORK TAX-FREE INCOME FUND


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                                   MANAGEMENT
--------------------------------------------------------------------------------

Each Fund is governed by its board of trustees, which oversees the Fund's operations. Each board has appointed Mitchell Hutchins as investment adviser and administrator responsible for the Fund's operations (subject to the authority of the board). As investment adviser and administrator, Mitchell Hutchins supervises all aspects of each Fund's operations and makes and implements all investment decisions for that Fund.


In accordance with procedures adopted by the boards, brokerage transactions for the Funds may be conducted through PaineWebber or its affiliates and the Funds may pay fees to PaineWebber for its services as lending agent in their portfolio securities lending programs. Personnel of Mitchell Hutchins may engage in securities transactions for their own accounts pursuant to Mitchell Hutchins' code of ethics that establishes procedures for personal investing and restricts certain transactions.


ABOUT THE INVESTMENT ADVISER


Mitchell Hutchins, located at 1285 Avenue of the Americas, New York, New York, 10019, is a wholly owned asset management subsidiary of PaineWebber, which is wholly owned by Paine Webber Group Inc., a publicly owned financial services holding company. On May 31, 1998, Mitchell Hutchins was adviser or sub-adviser of 31 investment companies with 68 separate portfolios and aggregate assets of approximately $39.7 billion.




Dennis L. McCauley is a managing director and chief investment officer of fixed income of Mitchell Hutchins responsible for overseeing all active fixed income investments, including domestic and global taxable and tax-exempt mutual funds. Prior to joining Mitchell Hutchins in 1994, Mr. McCauley worked for IBM Corporation, where he was director of fixed income investments responsible for developing and managing investment strategy for all fixed income and cash management investments of IBM's pension fund and self-insured medical funds. Mr. McCauley has also served as vice president of IBM Credit Corporation's mutual funds and as a member of the retirement fund investment committee.

Elbridge (Ebby) T. Gerry III, a senior vice president of Mitchell Hutchins, is the co-portfolio manager and has day-to-day responsibility for New York Tax-Free Income Fund, California Tax-Free Income Fund and National Tax-Free Income Fund. Mr. Gerry is also a portfolio manager for Municipal High Income Fund. In the case of California Tax-Free Income Fund, Cynthia N. Bow, a vice president of Mitchell Hutchins, is the co-portfolio manager and also has day-to-day responsibility for the Fund. In the case of New York Tax-Free Income Fund and National Tax-Free Income Fund, Richard S. Murphy, a senior vice president of Mitchell Hutchins, is the co-portfolio manager and also has day-to-day responsibility for the Funds. In the case of Municipal High Income Fund, William
W. Veronda, a senior vice president of Mitchell Hutchins, is a portfolio manager and has day-to-day responsibility for the Fund. Mr. Gerry has held his Fund responsibilities since January 1996. Ms. Bow and Mr. Veronda have held their Fund responsibilities since April 1993 and September 1995, respectively. Mr. Murphy has held his Fund responsibilities since July 1994 and January 1996 for National Tax-Free Income Fund and New York Tax-Free Income Fund, respectively.

Mr. Gerry has portfolio management responsibility for over $4 billion in municipal assets at Mitchell Hutchins, including municipal bond and money funds and private accounts. Mr. Gerry has been with Mitchell Hutchins since January 1996. Prior to January 1996, Mr. Gerry had been associated with J.P. Morgan Private Banking since 1981, where he was responsible for managing municipal assets, including several municipal

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                               Prospectus Page 39

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                                  PAINEWEBBER
     CALIFORNIA  TAX-FREE  INCOME  FUND      NATIONAL  TAX-FREE  INCOME  FUND
           MUNICIPAL HIGH INCOME FUND    NEW YORK TAX-FREE INCOME FUND

bond funds. Ms. Bow has been with Mitchell Hutchins since 1982. Mr. Murphy has been with Mitchell Hutchins since April 1994. From 1990 to March 1994, he was a vice president at American International Group, where he managed the municipal bond portfolio. Mr. Veronda has been with Mitchell Hutchins since September 1995. From 1984 to August 1995, he was a senior vice president and general manager at Invesco Funds Group, where he managed municipal bond and high yield corporate bond portfolios.

Other members of Mitchell Hutchins' municipal investments group provide input on market outlook, interest rate forecasts, and other considerations pertaining to municipal investments. This group, together with the municipal portfolio managers, comprise the Municipal Investment Team that sets the strategy for the management of PaineWebber municipal bond funds. The Municipal Investment Term is complemented by a team of research analysts specializing in economic, credit, quantitative and market research.

MANAGEMENT FEES & OTHER EXPENSES


Each Fund pays Mitchell Hutchins a monthly fee for its services. For the fiscal year ended February 28, 1998, Mitchell Hutchins received a monthly fee for these services from each Fund at the following annual rate, expressed as a percentage of average daily net assets:



California Tax-Free Income Fund                0.50%
National Tax-Free Income Fund                  0.50
Municipal High Income Fund                     0.60
New York Tax-Free Income Fund                  0.60



Effective July 1, 1998, Mitchell Hutchins is voluntarily waiving 0.20% of its management fee for California Tax-Free Income Fund. This waiver may be terminated at any time by Mitchell Hutchins.




DISTRIBUTION ARRANGEMENTS

Mitchell Hutchins is the distributor of each Fund's shares and has appointed PaineWebber as the exclusive dealer for the sale of those shares. There is no distribution plan with respect to the Funds' Class Y shares. Under distribution plans for Class A, Class B and Class C shares ('Class A Plan,' 'Class B Plan' and 'Class C Plan,' collectively, 'Plans'), each Fund pays Mitchell Hutchins:

 Monthly service fees at the annual rate of 0.25% of the average daily net assets of each class of shares.

 Monthly distribution fees at the annual rate of 0.75% of the average daily net assets of Class B shares and 0.50% of the average daily net assets of the Class C Shares.


Mitchell Hutchins uses the service fees under the Plans for Class A, B and C shares primarily to pay PaineWebber for shareholder servicing, currently at the annual rate of 0.25% of the aggregate investment amounts maintained in each Fund's Class A, Class B and Class C shares by PaineWebber clients. PaineWebber then compensates its investment executives for shareholder servicing that they perform and offsets its own expenses in servicing and maintaining shareholder accounts.


Mitchell Hutchins uses the distribution fees under the Class B and Class C Plans to:

 Offset the commissions it pays to PaineWebber for selling each Fund's Class B and Class C shares, respectively.

 Offset each Fund's marketing costs attributable to such classes, such as preparation, printing and distribution of sales literature, advertising and prospectuses to prospective investors and related overhead expenses, such as employee salaries and bonuses.

PaineWebber compensates investment executives when Class B and Class C shares are bought by investors, as well as on an ongoing basis. Mitchell Hutchins receives no special compensation from any of the Funds or investors at the time Class B or C shares are bought.

Mitchell Hutchins receives the proceeds of the initial sales charge paid when Class A shares are
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                               Prospectus Page 40

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                                  PAINEWEBBER
     CALIFORNIA  TAX-FREE  INCOME  FUND      NATIONAL  TAX-FREE  INCOME  FUND
           MUNICIPAL HIGH INCOME FUND    NEW YORK TAX-FREE INCOME FUND

bought and of the contingent deferred sales charge paid upon sales of shares. These proceeds may be used to cover distribution expenses.


The Plans and the related distribution contracts for Class A, B and C shares ('Distribution Contracts') specify that each Fund must pay service and distribution fees to Mitchell Hutchins for its activities, not as reimbursement for specific expenses incurred. Therefore, even if Mitchell Hutchins' expenses exceed the service or distribution fees it receives, the Funds will not be obligated to pay more than those fees. On the other hand, if Mitchell Hutchins' expenses are less than such fees, it will retain its full fees and realize a profit. Expenses in excess of service and distribution fees received or accrued through the termination date of any Plan will be Mitchell Hutchins' sole responsibility and not that of the Funds. Annually, the board of each Fund reviews each Plan and Mitchell Hutchins' corresponding expenses for each class separately from the Plans and expenses of the other classes.


--------------------------------------------------------------------------------
                    DETERMINING THE SHARES' NET ASSET VALUE
--------------------------------------------------------------------------------

The net asset value of a Fund's shares fluctuates and is determined separately for each class as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time) each Business Day. Each Fund's net asset value per share is determined by dividing the value of the securities held by the Fund, plus any cash or other assets, minus all liabilities, by the total number of Fund shares outstanding.

Each Fund values its assets based on their current market value when market quotations are readily available or, when such market quotations are not available, based upon appraisals received from a pricing system using a computerized matrix system or based upon appraisals derived from information from recognized dealers. If such value cannot be established, assets are valued at fair value as determined in good faith by or under the direction of each Fund's board. The amortized cost method generally is used to value debt obligations with 60 days or less remaining to maturity, unless the board determines that this does not represent fair value. It should be recognized that judgment plays a greater role in valuing below investment grade municipal securities in which the Funds may invest because there is less reliable, objective data available.

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                               DIVIDENDS & TAXES
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DIVIDENDS

Dividends from each Fund's net investment income are declared daily and paid monthly.


Net investment income includes accrued interest and discount, less amortization of premium and accrued expenses, with respect to municipal securities. Each Fund annually distributes substantially all of its net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, together with any other taxable income (including any net short-term capital gain). A Fund may make additional distributions if necessary to avoid a 4% excise tax on certain ordinary (taxable) undistributed income and capital gain.



Dividends and other distributions paid on each class of shares of each Fund are calculated at the same time and in the same manner. Dividends on Class A, B and C shares of a Fund are expected to be lower than those on its Class Y shares because shares of the first three classes


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                               Prospectus Page 41

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                                  PAINEWEBBER
     CALIFORNIA  TAX-FREE  INCOME  FUND      NATIONAL  TAX-FREE  INCOME  FUND
           MUNICIPAL HIGH INCOME FUND    NEW YORK TAX-FREE INCOME FUND


have higher expenses resulting from their service fees and, in the case of Class B and C shares, their distribution fees. Dividends on Class B and C shares of a Fund are expected to be lower than those on its Class A shares, and dividends on Class B shares of a Fund are expected to be lower than those on its Class C shares, because those classes bear different distribution fees. Dividends on each class might also be affected differently by the allocation of other class-specific expenses. See 'General Information.'



A Fund's dividends and other distributions are paid in additional Fund shares of the same class at net asset value, unless the shareholder has requested cash payments. Shareholders who wish to receive dividends and other distributions in cash, either mailed to them by check or credited to their PaineWebber accounts, should contact their investment executives at PaineWebber or one of its correspondent firms or complete the appropriate section of the account application.


TAXES


Each Fund intends to continue to qualify for treatment as a regulated investment company ('RIC') under the Internal Revenue Code ('Code') so that it will not have to pay federal income tax on that part of its investment company taxable income (generally consisting of taxable net investment income and net short-term capital gain) and net capital gain that it distributes to its shareholders.


Shareholders generally may exclude from gross income for federal income tax purposes distributions by a Fund that it designates as 'exempt-interest dividends.' In order to pay exempt-interest dividends to its shareholders, a Fund must (and each Fund intends to continue to) satisfy the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of municipal securities.


If a Fund realizes capital gains as a result of market transactions, any distribution of those gains is taxable to its shareholders. Under the Taxpayer Relief Act of 1997, different maximum tax rates apply to a non-corporate taxpayer's net capital gain depending on the taxpayer's holding period -- generally 28% for gain recognized on capital assets held for more than one year but not more than 18 months and 20% for gain recognized on capital assets held for more than 18 months. A Fund may divide each net capital gain distribution into 28% and 20% rate gain distributions (in accordance with the holding periods for the securities it sold that generated the distributed gain). The Fund's shareholders must then treat these portions accordingly, irrespective of how long a shareholder has held Fund shares.


Shareholders may not deduct interest on indebtedness they incur or continue in order to purchase or carry Fund shares. If a Fund invests in certain PABs, shareholders must include a portion of their exempt-interest dividends from that Fund in calculating their liability for the federal alternative minimum tax. Corporate shareholders must include all of their exempt-interest dividends in calculating their liability for that tax.

YEAR-END TAX REPORTING


Following the end of each calendar year, each Fund notifies its shareholders of the amounts of exempt-interest dividends, any portion of those dividends that is not AMT exempt interest, taxable dividends and other distributions paid (or deemed paid) that year. The information regarding capital gain distributions will designate the portions thereof subject to the different maximum rates of tax applicable to non-corporate taxpayers' net capital gain indicated above.


BACKUP WITHHOLDING


Each Fund must withhold 31% of all taxable dividends, capital gain distributions and redemption proceeds payable to individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number. Withholding at that rate is also required from taxable dividends and capital gain distributions payable to those shareholders who otherwise are subject to backup withholding.


TAX ON THE SALE OR EXCHANGE OF FUND SHARES


A shareholder's sale (redemption) of Fund shares may result in a taxable gain or loss. This depends on whether the shareholder receives


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                               Prospectus Page 42

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                                  PAINEWEBBER
     CALIFORNIA  TAX-FREE  INCOME  FUND      NATIONAL  TAX-FREE  INCOME  FUND
           MUNICIPAL HIGH INCOME FUND    NEW YORK TAX-FREE INCOME FUND

more or less than his or her adjusted basis for the shares (which normally includes any initial sales charge paid on Class A shares). An exchange of a Fund's shares for shares of another PaineWebber mutual fund generally will have similar tax consequences. In addition, if an investor buys a Fund's shares within 30 days before or after selling other shares of that Fund (regardless of class) at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares.


SPECIAL TAX RULES FOR CLASS A SHAREHOLDERS


Special tax rules apply when a shareholder sells (redeems) or exchanges Class A shares within 90 days of purchase and subsequently acquires Class A shares of a PaineWebber mutual fund without paying a sales charge due to the 365-day reinstatement privilege or the exchange privilege. In these cases, any gain on the sale or exchange of the original Class A shares would be increased, or any loss would be decreased, by the amount of the sales charge paid when those shares were bought, and that amount would increase the basis of the PaineWebber mutual fund shares subsequently acquired.


CALIFORNIA TAXES

If California Tax-Free Income Fund continues to qualify as a RIC under the Code and at the end of each quarter of its taxable year at least 50% of the value of its total assets consists of California Obligations, the exempt-interest dividends it pays that are derived from interest on qualifying California Obligations will be exempt from California personal income tax ('California exempt-interest dividends'), but not California franchise tax. Dividends and other distributions derived from interest on other municipal securities, taxable income and capital gains are taxable under California law at ordinary income rates. Shareholders may not deduct interest on indebtedness they incur to purchase or carry shares of the Fund for California personal income tax purposes. Shareholders receive annual notification of the portion of the Fund's tax-exempt income attributable to issuers in California and other states. California exempt-interest dividends may affect the calculation of certain adjustments to alternative minimum taxable income for corporate shareholders. The Fund itself will not be subject to California franchise or corporate income tax on interest income or net capital gain distributed to its shareholders.

NEW YORK STATE AND NEW YORK CITY TAXES

If New York Tax-Free Income Fund continues to qualify as a RIC under the Code and at the end of each quarter of its taxable year at least 50% of the value of its total assets consists of New York Obligations, the exempt-interest dividends it pays that are derived from interest on qualifying New York Obligations will be exempt from New York State and New York City personal income taxes, but not corporate franchise taxes. Dividends and other distributions derived from taxable income and capital gains are not exempt from New York State and New York City taxes. Shareholders may not deduct interest on indebtedness they incur or continue in order to purchase or carry shares of the Fund for New York State or New York City personal income tax purposes. Shareholders receive annual notification of the portion of the Fund's tax-exempt income attributable to issuers in New York State and other states. The Fund's interest income that is distributed to shareholders will generally not be taxable to the Fund for purposes of the New York State corporation franchise tax or the New York City general corporation tax.

                                    * * * *

The foregoing only summarizes some of the important federal income tax and California, New York State and New York City personal income tax considerations generally affecting each Fund and its shareholders. Please see the further discussion in the Statement of Additional Information. Prospective shareholders are urged to consult their tax advisers.

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                               Prospectus Page 43

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                                  PAINEWEBBER
     CALIFORNIA  TAX-FREE  INCOME  FUND      NATIONAL  TAX-FREE  INCOME  FUND
           MUNICIPAL HIGH INCOME FUND    NEW YORK TAX-FREE INCOME FUND

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                              GENERAL INFORMATION
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ORGANIZATION

California Tax-Free Income Fund and National Tax-Free Income Fund are diversified series of PaineWebber Mutual Fund Trust, an open-end management investment company formed on November 21, 1986 as a business trust under the laws of the Commonwealth of Massachusetts. Municipal High Income Fund and New York Tax-Free Income Fund are non-diversified series of PaineWebber Municipal Series, an open-end management investment company formed on January 28, 1987 as a business trust under the laws of the Commonwealth of Massachusetts. The trustees of PaineWebber Mutual Fund Trust and PaineWebber Municipal Series (each a 'Trust') have authority to issue an unlimited number of shares of beneficial interest of separate series, with a par value of $0.001 per share.

SHARES


The shares of each Fund are divided into four classes, designated Class A, Class B, Class C and Class Y shares. A share of each class represents an identical interest in that Fund's investment portfolio and has the same rights, privileges and preferences. However, each class may differ with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege, if any. The different sales charges and other expenses applicable to the different classes of shares of a Fund will affect the performance of those classes.



Each share of a Fund is entitled to participate equally in dividends, other distributions and the proceeds of any liquidation of that Fund. However, due to the differing expenses of the classes, dividends and liquidation proceeds on each Fund's Class A, B, C and Y shares will differ.


Although each Trust is offering only the shares of its Funds, it is possible that a Trust could become liable for misstatement in this Prospectus about a Fund of the other Trust. The board of each Trust considered this factor in approving the use of a combined Prospectus.

VOTING RIGHTS


Shareholders of each Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative, and, as a result, the holders of more than 50% of all the shares of a Trust may elect all of that Trust's board members. The shares of a Fund will be voted together except that only the shareholders of a particular class of a Fund may vote on matters affecting only that class, such as the terms of a Plan as it relates to that class. The shares of each series of a Trust will be voted separately, except when an aggregate vote of all the securities is required by law.


SHAREHOLDER MEETINGS

The Funds do not hold annual meetings.

Shareholders of record of no less than two-thirds of the outstanding shares of a Trust may remove a board member through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a board member at the written request of holders of 10% of a Trust's outstanding shares.

REPORTS TO SHAREHOLDERS


Each Fund sends its shareholders audited annual and unaudited semiannual reports, each of which includes a list of the investment securities held by the Fund as of the end of the period covered by the report. The Funds' Statement of Additional Information, which is incorporated herein by reference, is available to shareholders upon request.


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                               Prospectus Page 44

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                                  PAINEWEBBER
     CALIFORNIA  TAX-FREE  INCOME  FUND      NATIONAL  TAX-FREE  INCOME  FUND
           MUNICIPAL HIGH INCOME FUND    NEW YORK TAX-FREE INCOME FUND


CUSTODIAN & RECORDKEEPING AGENT; TRANSFER & DIVIDEND DISBURSING AGENT

State Street Bank and Trust Company, located at One Heritage Drive, North Quincy, Massachusetts 02171, serves as custodian and recordkeeping agent for the Funds. PFPC Inc., a subsidiary of PNC Bank, N.A., serves as the Funds' transfer and dividend disbursing agent. It is located at 400 Bellevue Parkway, Wilmington, DE 19809.

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                               Prospectus Page 45

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                                  PAINEWEBBER
        CALIFORNIA TAX-FREE INCOME FUND    NATIONAL TAX-FREE INCOME FUND
          MUNICIPAL HIGH INCOME FUND     NEW YORK TAX-FREE INCOME FUND

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                                    APPENDIX
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Municipal bonds are rated by Moody's and S&P. Moody's and S&P also publish separate ratings for municipal notes and tax-exempt commercial paper. Descriptions of these ratings are set forth below.

DESCRIPTION OF MOODY'S MUNICIPAL BOND RATINGS:

Aaa. Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A. Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

DESCRIPTION OF S&P'S MUNICIPAL BOND RATINGS:

'AAA' An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

'AA' An obligation rated 'AA' differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

'A' An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the

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                               Prospectus Page 46

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                                  PAINEWEBBER
        CALIFORNIA TAX-FREE INCOME FUND    NATIONAL TAX-FREE INCOME FUND
          MUNICIPAL HIGH INCOME FUND     NEW YORK TAX-FREE INCOME FUND

obligor's capacity to meet its financial commitment on the obligation is still strong.

'BBB' An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated 'BB', 'B', 'CCC', 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

'BB' An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

'B' An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

'CCC' An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

'CC'  An obligation rated 'CC' is currently highly vulnerable to nonpayment.

'C' The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

'D' An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


DESCRIPTION OF MOODY'S RATINGS OF SHORT-TERM OBLIGATIONS:





There are three categories for short-term obligations that define an investment grade situation. These are designated Moody's Investment Grade as MIG 1 (best quality) through MIG 3. Short-term obligations of speculative quality are designated SG.



In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other represents an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of a VRDO is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g. Aaa/NR or NR/VMIG 1.



MIG ratings terminate at the retirement of the obligation, while a VMIG rating expiration will be a function of each issue's specific structural or credit features.


MIG-1/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG-2/VMIG-2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.


MIG-3/VMIG-3. This designation denotes favorable quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.


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                               Prospectus Page 47

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                                  PAINEWEBBER
        CALIFORNIA TAX-FREE INCOME FUND    NATIONAL TAX-FREE INCOME FUND
          MUNICIPAL HIGH INCOME FUND     NEW YORK TAX-FREE INCOME FUND


SG. This designation denotes speculative quality. Debt instruments in this category lack margins of protection.


DESCRIPTION OF S&P'S RATINGS OF STATE AND MUNICIPAL NOTES AND OTHER SHORT-TERM
LOANS:

A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

 -- Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

 -- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

SP-1. Strong capacity to pay principal and interest. An issue determined to possess very strong characteristics are given a plus (+) designation.

SP-2. Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3.  Speculative capacity to pay principal and interest.

DESCRIPTION OF SHORT-TERM DEBT COMMERCIAL PAPER RATINGS


Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.



Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:



Issuers rated PRIME-1 by Moody's (or supporting institutions) have a superior capacity for repayment of short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:


 Leading market positions in well established industries.

 High rates of return on funds employed.

 Conservative capitalization structures with moderate reliance on debt and ample asset protection.

 Broad margins in earning coverage of fixed financial charges and high internal cash generation.

 Well established access to a range of financial markets and assured sources of alternate liquidity.


Issuers rated PRIME-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by rating of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Alternate liquidity is maintained.



Issuers rated PRIME-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.



Issuers rated NOT PRIME do not fall within any of the Prime rating categories.


Commercial paper rated A by S&P have the following characteristics.

A-1. This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2. Capacity for timely payment on issues with this designation is satisfactory. However, the 'relative' degree of safety is not as high as for issues designated 'A-1'.

A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse side effects of changes in circumstances than obligations carrying the higher designations.

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                               Prospectus Page 48

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                         ------------------------------
                  PaineWebber California Tax-Free Income Fund
                   PaineWebber National Tax-Free Income Fund
                     PaineWebber Municipal High Income Fund
                   PaineWebber New York Tax-Free Income Fund
                          PROSPECTUS  --  JULY 1, 1998
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  PAINEWEBBER FUNDS OF FUNDS                     PAINEWEBBER BOND FUNDS
  Mitchell Hutchins Aggressive Portfolio         High Income Fund
  Mitchell Hutchins Moderate Portfolio           Investment Grade Income Fund
  Mitchell Hutchins Conservative Portfolio       Low Duration U.S. Government
  PAINEWEBBER ASSET ALLOCATION                     Income Fund
  FUNDS                                          Strategic Income Fund
  Balanced Fund                                  U.S. Government Income Fund
  Tactical Allocation Fund                       PAINEWEBBER TAX-FREE BOND FUNDS
  PAINEWEBBER STOCK FUNDS                        California Tax-Free Income Fund
  Financial Services Growth Fund                 Municipal High Income Fund
  Growth Fund                                    National Tax-Free Income Fund
  Growth and Income Fund                         New York Tax-Free Income Fund
  Mid Cap Fund                                   PAINEWEBBER GLOBAL FUNDS
  Small Cap Fund                                 Asia Pacific Growth Fund
  S&P 500 Index Fund                             Emerging Markets Equity Fund
  Utility Income Fund                            Global Equity Fund
                                                 Global Income Fund
                                                 PAINEWEBBER MONEY MARKET FUND


           A prospectus containing more complete information for any of these funds, including charges and expenses, can be obtained from a PaineWebber investment executive or correspondent firm. Please read it carefully before investing. It is important you have all the information you need to make a sound investment decision.


'c'1998 PaineWebber Incorporated

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                  PAINEWEBBER CALIFORNIA TAX-FREE INCOME FUND
                   PAINEWEBBER NATIONAL TAX-FREE INCOME FUND
                     PAINEWEBBER MUNICIPAL HIGH INCOME FUND
                   PAINEWEBBER NEW YORK TAX-FREE INCOME FUND
                          1285 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019

                      STATEMENT OF ADDITIONAL INFORMATION


     The four funds named above are series of professionally managed, open-end management investment companies each organized as a Massachusetts business trust (each a 'Trust'). These Funds are designed for investors generally seeking high current income exempt from federal income tax and, in some cases, certain state and local personal income taxes. PaineWebber California Tax-Free Income Fund and PaineWebber National Tax-Free Income Fund are series of PaineWebber Mutual Fund Trust. California Tax-Free Income Fund invests primarily in investment grade bonds issued by the State of California, its municipalities and public authorities. National Tax-Free Income Fund invests primarily in investment grade bonds issued by various states, municipalities and public authorities. PaineWebber Municipal High Income Fund and PaineWebber New York Tax-Free Income Fund are series of PaineWebber Municipal Series. Municipal High Income Fund invests primarily in medium grade and high yield, high risk lower grade bonds issued by various states, municipalities and public authorities. New York Tax-Free Income Fund invests primarily in investment grade bonds issued by the State of New York, its municipalities and public authorities.



     The investment adviser, administrator and distributor for each Fund is Mitchell Hutchins Asset Management Inc. ('Mitchell Hutchins'), a wholly owned asset management subsidiary of PaineWebber Incorporated ('PaineWebber'). As distributor, Mitchell Hutchins has appointed PaineWebber as the exclusive dealer for the sale of Fund shares.



     This Statement of Additional Information ('SAI') is not a prospectus and should be read only in conjunction with the Funds' current Prospectus, dated July 1, 1998. A copy of the Prospectus may be obtained by calling any PaineWebber investment executive or correspondent firm or by calling toll-free 1-800-647-1568. This Statement of Additional Information is dated July 1, 1998.


                      INVESTMENT POLICIES AND RESTRICTIONS

     The following supplements the information contained in the Prospectus concerning the Funds' investment policies and limitations. Except as otherwise indicated in the Prospectus or the Statement of Additional Information, there are no policy limitations on a Fund's ability to use the investments or techniques discussed in these documents.

     YIELD FACTORS AND RATINGS. The yield of a municipal security depends on a variety of factors, including general municipal and fixed-income security market conditions, the financial condition of the issuer, the size of the particular offering, the maturity, credit quality and rating of the issue and expectations regarding changes in tax rates. Each Fund may invest in municipal securities with a broad range of maturities, based on Mitchell Hutchins' judgment of current and future market conditions as well as other factors, such as the Fund's liquidity needs. Generally, the longer the maturity of a municipal security, the higher the rate of interest paid and the greater the volatility. Moody's Investors Service, Inc. ('Moody's'), Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ('S&P'), and other nationally recognized statistical rating organizations ('NRSROs') are private services that provide ratings of the credit quality of debt obligations, including issues of municipal securities. A description of the range of ratings assigned to municipal securities by Moody's and S&P is included in the Appendix to the Funds' Prospectus. The Funds may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, interest rate and rating may have different market prices. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. The rating assigned to a security by a NRSRO does not reflect an assessment of the volatility of the security's market value or of the liquidity of an investment in the security. Subsequent to its purchase by a Fund, an issue of municipal securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund.

     Opinions relating to the validity of municipal securities and to the exemption of interest thereon from federal income tax (and, when available, from the federal alternative minimum tax ('AMT')) and (where applicable) California personal income tax and New York State and New York City personal income taxes are rendered by bond counsel to the respective issuing authorities at the time of issuance. Neither the Funds nor Mitchell Hutchins review the proceedings relating to the issuance of municipal securities or the basis for such opinions. An issuer's obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors (such as the federal bankruptcy laws) and federal, state and local laws that may be enacted that adversely affect the tax-exempt status of interest on the municipal securities held by a Fund or of the exempt-interest dividends received by a Fund's shareholders, extend the time for payment of principal or interest, or both, or impose other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of principal of and interest on their municipal securities may be materially and adversely affected.

     Medium and lower grade municipal securities are frequently traded only in markets where the number of potential purchasers and sellers, if any, is limited. This factor may limit a Fund's ability to acquire such securities and also may limit its ability to sell such securities at their fair value in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated securities, especially in thinly traded markets.

     TYPES OF MUNICIPAL SECURITIES. Each Fund may invest in a variety of municipal securities, as described below:

     Municipal Bonds. Municipal bonds are debt obligations issued to obtain funds for various public purposes that pay interest that is exempt from federal income tax in the opinion of issuer's counsel. The two principal classifications of municipal bonds are 'general obligation' and 'revenue' bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. The term 'municipal bonds' also includes 'moral obligation' issues, which are normally issued by special purpose authorities. In the case of such issues, an express or implied 'moral obligation' of a related government unit is pledged to the payment of the debt service, but is usually subject to annual budget appropriations.

     Municipal Lease Obligations. The term 'municipal bonds' also includes municipal lease obligations, such as leases, installment purchase contracts and conditional sales contracts, and certificates of participation therein. Municipal lease obligations are issued by state and local governments and authorities to purchase land or various types of equipment or facilities and may be subject to annual budget appropriations. The Funds generally invest in municipal lease obligations through certificates of participation. No Fund intends to invest more than 5% of its total assets in uninsured 'non-appropriation' municipal lease obligations (defined below). There is no percentage limitation on the Funds' ability to invest in other municipal lease obligations.

     Although municipal lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, they ordinarily are backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. The leases underlying certain municipal lease obligations, however, provide that lease payments are subject to partial or full abatement if, because of material damage or destruction of the leased property, there is substantial interference with the lessee's use or occupancy of such property. This 'abatement risk' may be reduced by the existence of insurance covering the leased property, the maintenance by the lessee of reserve funds or the provision of credit enhancements such as letters of credit.

     Certain municipal lease obligations contain 'non-appropriation' clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Some municipal lease obligations of this type are insured as to timely payment of principal and interest, even in the event of a failure by the municipality to appropriate sufficient funds to make payments under the lease. However, in the case of an uninsured municipal lease obligation, a Fund's ability to recover under the lease in the event of a non-appropriation or default will be limited solely to the repossession of leased property without recourse to the general credit of the lessee, and disposition of the property in the event of foreclosure might prove difficult.

     Industrial Development Bonds ('IDBs') and Private Activity Bonds
('PABs'). IDBs and PABs are issued by or on behalf of public authorities to finance various privately operated facilities, such as airport or pollution control facilities. These obligations are included within the term 'municipal bonds' if the interest paid thereon is exempt from federal income tax in the opinion of the bond issuer's counsel. IDBs and PABs are in most cases revenue bonds and thus are not payable from the unrestricted revenues of the issuer. The credit quality of IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed. IDBs issued after August 15, 1986 generally are considered PABs, and to the extent a Fund invests in such PABs, shareholders generally will be required to include a portion of their exempt-interest dividends from that Fund in calculating their liability for the AMT. See 'Dividends and Taxes' in the Prospectus. Each Fund is authorized to invest more than 25% of its net assets in IDBs and PABs.

     Floating Rate and Variable Rate Obligations. Floating rate and variable rate obligations bear interest at rates that are not fixed, but that vary with changes in specified market rates or indices. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or capital depreciation is less than for fixed rate obligations. Floating rate or variable rate obligations typically permit the holder to demand payment of principal from the issuer or remarketing agent at par value prior to maturity and may permit the issuer to prepay principal, plus accrued interest, at its discretion after a specified notice period. Frequently, floating rate or variable rate obligations and/or the demand features thereon are secured by letters of credit or other credit support arrangements provided by banks or other financial institutions, the credit standing of which affects the credit quality of the obligations. Changes in the credit quality of these institutions could cause losses to a Fund and adversely affect its share price.

     A demand feature gives the Fund the right to sell the securities to a specified party, usually a remarketing agent, on a specified date. A demand feature is often backed by a letter of credit from a bank or guarantee or other liquidity support arrangement from a bank or other financial institution. As discussed under 'Participation Interests,' to the extent that payment of an obligation is backed by a letter of credit, guarantee or other liquidity support that may be drawn upon demand, such payment may be subject to that institution's ability to satisfy that commitment. The interest rate on floating rate or variable rate securities ordinarily is readjusted on the basis of the prime rate of the bank that originated the financing or some other index or published rate, such as the 90-day U.S. Treasury bill rate, or is otherwise reset to reflect market rates of interest. Generally, these interest rate adjustments cause the market value of floating rate and variable rate municipal securities to fluctuate less than the market value of fixed rate obligations. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or capital depreciation is less than for fixed rate obligations.

     Participation Interests. Participation interests are interests in municipal bonds, including IDBs and PABs, and floating and variable rate obligations that are owned by banks. These interests carry a demand feature permitting the holder to tender them back to the bank, which demand feature generally is backed by an irrevocable letter of credit or guarantee of the bank. The credit standing of such bank affects the credit quality of the participation interests.

     A participation interest gives a Fund an undivided interest in a municipal bond owned by a bank. The Fund has the right to sell the instrument back to the bank. Such right generally is backed by the bank's irrevocable letter of credit or guarantee and permits the Fund to draw on the letter of credit on demand, after specified notice, for all or any part of the principal amount of the Fund's participation interest plus accrued interest. Generally, each Fund intends to exercise the demand under the letters of credit or other guarantees only (1) upon a default under the terms of the underlying bond, (2) to maintain the Fund's portfolio in accordance with its investment objective and policies or (3) as needed to provide liquidity to the Fund in order to meet redemption requests. The ability of a bank to fulfill its obligations under a letter of credit or guarantee might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors. Mitchell Hutchins will monitor the pricing, quality and liquidity of the participation interests held by a Fund, and the credit standing of banks issuing letters of credit or guarantees supporting such participation interests on the basis of published financial information reports of rating services and bank analytical services.

     Tender Option Bonds. Tender option bonds are long-term municipal securities sold by a bank subject to a 'tender option' that gives the purchaser the right to tender them to the bank at par plus accrued interest at designated times (the 'tender option'). The tender option may be excercisable at intervals ranging from bi-weekly to semi-annually, and the interest rate on the bonds is typically reset at the end of the applicable interval in an attempt to cause the bonds to have a market value that approximates their par value. The tender option generally would not be exercisable in the event of a default on, or significant downgrading of, the underlying municipal securities. Therefore, a Fund's ability to exercise the tender option will be affected by the credit standing of both the bank involved and the issuer of the underlying securities.

     Put Bonds. A put bond is a municipal bond which gives the holder the unconditional right to sell the bond back to the issuer or a remarketing agent at a specified price and exercise date, which is typically well in advance of the bond's maturity date. The obligation to purchase the bond on the exercise date may be supported by a letter of credit or other credit support arrangement from a bank, insurance company or other financial institution, the credit standing of which affects the credit quality of the obligation.

     If the put is a 'one time only' put, the Fund ordinarily will either sell the bond or put the bond, depending upon the more favorable price. If the bond has a series of puts after the first put, the bond will be held as long as, in the judgment of Mitchell Hutchins, it is in the best interest of the Fund to do so. There is no assurance that the issuer of a put bond acquired by a Fund will be able to repurchase the bond upon the exercise date, if the Fund chooses to exercise its right to put the bond back to the issuer.

     Tax-Exempt Commercial Paper and Short-Term Municipal Notes. Tax-exempt commercial paper and short-term municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements and other revenues.

     Inverse Floaters. Each Fund may invest in municipal obligations on which the rate of interest varies inversely with interest rates on other municipal obligations or an index. Such obligations include components of securities on which interest is paid in two separate parts -- an auction component, which pays interest at a market rate that is set periodically through an auction process or other method, and a residual component, or 'inverse floater,' which pays interest at a rate equal to the difference between the rate that the issuer would have paid on a fixed-rate obligation at the time of issuance and the rate paid on the auction component. The market value of an inverse floater will be more volatile than that of a fixed-rate obligation and, like most debt obligations, will vary inversely with changes in interest rates. Because of the market volatility associated with inverse floaters, no Fund will invest more than 10% of its total assets in inverse floaters.

     Because the interest rate paid to holders of inverse floaters is generally determined by subtracting the interest rate paid to the holders of auction components from a fixed amount, the interest rate paid to holders of inverse floaters will decrease as market rates increase and increase as market rates decrease. Moreover, the extent of the increases and decreases in the market value of inverse floaters may be larger than comparable changes in the market value of an equal principal amount of a fixed rate municipal obligation having similar credit quality redemption provisions and maturity. In a declining interest rate environment, inverse floaters can provide a Fund with a means of increasing or maintaining the level of tax-exempt interest paid to shareholders.

     Mortgage Subsidy Bonds. The Funds also may purchase mortgage subsidy bonds that are normally issued by special purpose public authorities. In some cases the repayment of such bonds depends upon annual legislative appropriations; in other cases repayment is a legal obligation of the issuer and, if the issuer is unable to meet its obligations, repayment becomes a moral commitment of a related government unit (subject, however, to such appropriations). The types of municipal securities identified above and in the Prospectus may include obligations of issuers whose revenues are primarily derived from mortgage loans on housing projects for moderate to low income families.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. As stated in the Prospectus, the Funds may purchase securities on a 'when-issued' or delayed delivery basis. A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect a Fund's net asset value. When a Fund commits to purchase securities on a when-issued or delayed delivery basis, its custodian segregates assets to cover the amount of the commitment. See 'Investment Policies and Restrictions -- Segregated Accounts.' The Funds purchase when-issued securities only with the intention of taking delivery, but may sell the right to acquire the security prior to delivery if Mitchell Hutchins deems it advantageous to do so, which may result in capital gain or loss to a Fund.

     STAND-BY COMMITMENTS. Each Fund may acquire stand-by commitments pursuant to which a bank or other municipal bond dealer agrees to purchase securities that are held in the Fund's portfolio or that are being purchased by the Fund, at a price equal to (1) the acquisition cost (excluding any accrued interest paid on acquisition), less any amortized market premium or plus any accrued market or original issue discount, plus (2) all interest accrued on the securities since the last interest payment date or the date the securities were purchased by the Fund, whichever is later. Although the Funds do not currently intend to acquire stand-by commitments with respect to municipal securities held in their portfolios, each Fund may acquire such commitments under unusual market conditions to facilitate portfolio liquidity.

     A Fund would enter into stand-by commitments only with those banks or other dealers that, in the opinion of Mitchell Hutchins, present minimal credit risk. A Fund's right to exercise stand-by commitments would be unconditional and unqualified. A stand-by commitment would not be transferable by a Fund, although the Fund could sell the underlying securities to a third party at any time. A Fund may pay for stand-by commitments either separately in cash or by paying a higher price for the securities that are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The acquisition of a stand-by commitment would not ordinarily affect the valuation or maturity of the underlying municipal securities. Stand-by commitments acquired by a Fund would be valued at zero in determining net asset value. Whether the Fund paid directly or indirectly for a stand-by commitment, its cost would be treated as unrealized depreciation and would be amortized over the period the commitment is held by the Fund.

     REPURCHASE AGREEMENTS. The Funds do not intend to enter into repurchase agreements except as a temporary measure and under unusual circumstances, because repurchase agreements generate taxable income. Each Fund is, however, authorized to enter into repurchase agreements with U.S. banks and dealers with respect to any obligation issued or guaranteed by the U.S. government, its agencies or instrumentalities and also with respect to commercial paper, bank certificates of deposit and bankers' acceptances. Repurchase agreements are transactions in which a Fund purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. The Fund maintains custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such securities. If the value of these securities is less than the repurchase price, plus any agreed-upon additional amount, the other party to the agreement must provide additional collateral so that at all times the collateral is at least equal to the repurchase price, plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the securities and the price which was paid by the Fund upon acquisition is accrued as interest and included in the Fund's net investment income.

     Repurchase agreements carry certain risks not associated with direct investments in securities, including possible declines in the market value of the underlying securities and delays and costs to the Fund if the other party to a repurchase agreement becomes insolvent. Each Fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by Mitchell Hutchins to present minimal credit risks in accordance with guidelines established by the appropriate Trust's board of trustees (sometimes referred to as a 'board'). Mitchell Hutchins reviews and monitors the creditworthiness of those institutions under each board's general supervision.

     ILLIQUID SECURITIES. Each Fund may invest up to 10% of its net assets in illiquid securities. The term 'illiquid securities' for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days and municipal lease obligations (including certificates of participation) other than those Mitchell Hutchins has determined are liquid pursuant to guidelines established by the appropriate board.

     Each board has delegated the function of making day-to-day determinations of liquidity to Mitchell Hutchins, pursuant to guidelines approved by the board. Mitchell Hutchins takes into account a number of factors in reaching liquidity decisions, including (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the number of dealers that have undertaken to make a market in the security, (4) the number of other potential purchasers and (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited and the mechanics of transfer). Mitchell Hutchins monitors the liquidity of securities in each Fund's portfolio and reports periodically on liquidity decisions to each board.

     In making determinations as to the liquidity of municipal lease obligations, Mitchell Hutchins will distinguish between direct investments in municipal lease obligations (or participations therein) and investments in securities that may be supported by municipal lease obligations or certificates of participation therein. Since these municipal lease obligation-backed securities are based on a well-established means of securitization, Mitchell Hutchins does not believe that investing in such securities presents the same liquidity issues as direct investments in municipal lease obligations. The assets used as cover for any over-the-counter ('OTC') options written by a Fund would be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.


     LENDING OF PORTFOLIO SECURITIES. The Funds do not intend to lend their portfolio securities, except under unusual circumstances, because securities loans generate taxable income. As indicated in the Prospectus, however, each Fund is authorized to lend up to 33 1/3% of its total assets to broker-dealers or institutional investors that Mitchell Hutchins deems qualified, but only when the borrower maintains acceptable collateral with the Fund's custodian, marked to market daily, in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, U.S. government securities and irrevocable letters of credit that meet certain guidelines established by Mitchell Hutchins. Each Fund may reinvest cash collateral in money market instruments or other short-term liquid investments. In determining whether to lend securities to a particular broker-dealer or institutional investor, Mitchell Hutchins will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. Each Fund will retain authority to terminate any loan at any time. A Fund may pay reasonable fees in connection with a loan and may pay the borrower or placing broker a negotiated portion of the interest earned on the cash or money market instruments held as collateral. A Fund will receive amounts equivalent to any dividends, interest or other distributions on the securities loaned. A Fund will retain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when regaining such rights is considered to be in the Fund's interest.



     Pursuant to procedures adopted by the appropriate board governing each Fund's securities lending program, PaineWebber has been retained to serve as lending agent for each Fund. Each board also has authorized the payment of fees (including fees calculated as a percentage of invested cash collateral) to

PaineWebber for these services. Each board periodically reviews all portfolio securities loan transactions for which PaineWebber acted as lending agent.


     SEGREGATED ACCOUNTS. When a Fund enters into certain transactions that involve obligations to make future payments to third parties, including the purchase of securities on a when-issued or delayed delivery basis, the Fund will maintain with an approved custodian in a segregated account cash or other liquid securities, marked to market daily, in an amount at least equal to the Fund's obligation or commitment under such transactions. As described below under 'Hedging and Other Strategies Using Derivative Instruments,' segregated accounts may also be required in connection with certain transactions involving options or futures contracts.


     DURATION. Duration is a measure of the expected life of a fixed income security that was developed as a more precise alternative to the concept 'term to maturity.' Traditionally, a debt security's 'term to maturity' has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the 'interest rate risk' or 'volatility' of the security). However, 'term to maturity' measures only the time until a debt security provides for a final payment, taking no account of the pattern of the security's payments prior to maturity.

     For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. For example, depending upon its coupon and the level of market yields, a Treasury note with a remaining maturity of five years might have a duration of 4.5 years. For mortgage-backed and other securities that are subject to prepayments, put or call features or adjustable coupons, the difference between the remaining stated maturity and the duration is likely to be much greater.

     Futures, options and options on futures have durations which, in general, are closely related to the duration of the securities which underlie them. Holding long futures or call option positions (backed by a segregated account of cash and cash equivalents) will lengthen a Fund's duration by approximately the same amount as would holding an equivalent amount of the underlying securities. Short futures or put options have durations roughly equal to the negative duration of the securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount as would selling an equivalent amount of the underlying securities.

     There are some situations in which the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. In this and other similar situations, Mitchell Hutchins will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its duration and, therefore, its interest rate exposure.

SPECIAL CONSIDERATIONS RELATING TO CALIFORNIA MUNICIPAL SECURITIES


     The financial condition of the State of California, its public authorities and local governments could affect the market values and marketability of, and therefore the net asset value per share and the interest income of, a Fund, or result in the default of existing obligations, including obligations which may be held by the Fund. The following section provides only a brief summary of the complex factors affecting the financial condition of California, and is based on information obtained from the State of California, as publicly available on the date of this Statement of Additional Information. The information contained in such publicly available documents has not been independently verified. It should be noted that the creditworthiness of obligations issued by local issuers may be unrelated to the creditworthiness of California, and that there is no obligation on the part of California to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by the State of California.



     During the early 1990's, California experienced significant financial difficulties, which reduced its credit standing, but the State's finances have improved since 1994. The ratings of certain related debt of other issuers for which California has an outstanding lease purchase, guarantee or other contractual obligation (such as for state-insured hospital bonds) are generally linked directly to California's rating. Should the financial condition of California deteriorate again, its credit ratings could be further reduced, and the market value and marketability of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected.



Economic Factors



     California's economy is the largest among the 50 states and one of the largest in the world. The State's population of almost 33 million represents over 12% of the total United States population and grew by 26% in the 1980s, more than double the national rate. Population growth slowed to less than 1% annually in 1994 and 1995, but rose to 1.8% in 1997. During the early 1990's, net population growth in the State was due to births and foreign immigration, but more recently net in-migration from elsewhere in the United States has resumed.



     Total personal income in the State, at an estimated $867 billion in 1997, accounts for almost 13% of all personal income in the nation. Total employment is over 14 million, the majority of which is in the service, trade and manufacturing sectors.



     From mid-1990 to late 1993, the State suffered a recession with the worst economic, fiscal and budget conditions since the 1930s, due in significant part to reductions in the federal military budget and base closures. Construction, manufacturing (especially aerospace), and financial services, among others, were all severely affected, particularly in Southern California. Job losses were the worst of any post-war recession. Employment levels stabilized by late 1993 and steady job growth has occurred since early 1994. Pre-recession job levels were reached in 1996. Unemployment, while remaining higher than the national average, has come down from its 10% recession peak to under 6% in Spring, 1998. Economic indicators show a steady and strong recovery underway in California since the start of 1994 particularly in export-related industries, services, electronics, entertainment and tourism and construction. The Asian economic difficulties starting in mid-1997 are expected to have a moderate dampening effect on the State's economy. Any delay or reversal of the recovery may create new shortfalls in State revenues.



Constitutional Limitations on Taxes, Other Charges and Appropriations



     Limitation on Property Taxes. Certain California Municipal Obligations may be obligations of issuers which rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution, enacted by the voters in 1978 and commonly known as 'Proposition 13.' Briefly, Article XIIIA limits to 1% of full cash value of the rate of ad valorem property taxes on real property and generally restricts the reassessment of property to 2% per year, except under new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.



     Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits have been filed challenging the acquisition-based assessment system of Proposition 13, but it was upheld by the U.S. Supreme Court in 1992.



     Article XIIIA prohibits local governments from raising revenues through ad valorem taxes above the 1% limit; it also requires voters of any governmental unit to give two-thirds approval to levy any 'special tax.' Court decisions, however, allowed a non-voter approved levy of 'general taxes' which were not dedicated to a specific use.



     Limitations on Other Taxes, Fees and Charges. On November 5, 1996, the voters of the State approved Proposition 218, called the 'Right to Vote on Taxes Act.' Proposition 218 added Articles XIIIC and XIIID to the State Constitution, which contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges.



     Article XIIIC requires that all new or increased local taxes be submitted to the electorate before they become effective. Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote. Further, any general purpose tax which was imposed, extended or increased without voter approval after December 31, 1994 must be approved by a majority vote within two years.



     Article XIIID contains several new provisions making it generally more difficult for local agencies to levy and maintain 'assessments' for municipal services and programs. Article XIIID also contains several new provisions affecting 'fees' and 'charges', defined for purposes of Article XIIID to mean 'any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a [local government] upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service.' All new and existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which generate revenues exceeding the funds required to provide the property related service or are used for unrelated purposes. There are new notice, hearing and protest procedures for levying or increasing property related fees and charges, and, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as 'property related' for purposes of Article XIIID), no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.



     In addition to the provisions described above, Article XIIIC removes limitations on the initiative power in matters of local taxes, assessments, fees and charges. Consequently, local voters could, by future initiative, repeal, reduce or prohibit the future imposition or increase of any local tax, assessment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.



     The interpretation and application of Proposition 218 will ultimately be determined by the courts with respect to a number of matters, and it is not possible at this time to predict with certainty the outcome of such determinations. Proposition 218 is generally viewed as restricting the fiscal flexibility of local governments, and for this reason, some ratings of California cities and counties have been, and others may be, reduced.



     Appropriations Limits. The State and its local governments are subject to an annual 'appropriations limit' imposed by Article XIIIB of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending 'appropriations subject to limitation' in excess of the appropriations limit imposed. 'Appropriations subject to limitation' are authorizations to spend 'proceeds of taxes,' which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but 'proceeds of taxes' exclude most State subventions to local governments. No limit is imposed on appropriations of funds which are not 'proceeds of taxes,' such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.



     Among the expenditures not included in the Article XIIIB appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (2) appropriations arising from certain emergencies declared by the Governor, (3) appropriations for certain capital outlay projects, (4) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency.



     The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units. The definitions for such adjustments were liberalized in 1990 to follow more closely growth in the State's economy.



     'Excess' revenues are measured over a two year cycle. Local governments must return any excess to taxpayers by rate reductions. The State must refund 50% of any excess, with the other 50% paid to schools and community colleges. With more liberal annual adjustment factors since 1988, and depressed revenues since 1990 because of the recession, few governments are currently operating near their spending limits, but this condition may change over time. Local governments may by voter approval exceed their spending limits for up to four years. During fiscal year 1986-87, State receipts from proceeds of taxes exceeded its appropriations limit by $1.1 billion, which was returned to taxpayers. Since that year, appropriations subject to limitation have been under the State limit. State appropriations were $6.3 billion under the limit for fiscal year 1997-98.



     Because of the complex nature of Articles XIIIA, XIIIB, XIIIC and XIIID of the California Constitution, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of these Articles on California Municipal Obligations or on the ability of the State or local governments to pay debt service on such California Municipal Obligations. It is not possible, at the present time, to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of these Articles or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations. Further initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.



Obligations of the State of California



     Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. As of April 1, 1998, the State had outstanding approximately $18.4 billion of long-term general obligation bonds, plus $1.3 billion of general obligation commercial paper which is planned to be refunded by long-term bonds in the future ($600 million was so converted on April 30, 1998), and $6.5 billion of lease-purchase debt supported by the State General Fund. The State also had about $8.2 billion of authorized and unissued long-term general obligation bonds and lease-purchase debt. In FY 1996-97, debt service on general obligation bonds and lease purchase debt was approximately 5.0% of General Fund revenues.



Recent Financial Results



     The principal sources of General Fund revenues in 1965-1997 were the California personal income tax (47% of total revenues), the sales tax (34%), bank and corporation taxes (12%), and the gross premium tax on insurance (2%). The State maintains a Special Fund for Economic Uncertainties (the 'SFEU'), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund, but which is required to be replenished as soon as sufficient revenues are available. Year-end balances in the SFEU are included for financial reporting purposes in the General Fund balance. Because of the recession and an accumulated budget deficit, no reserve was budgeted in the SFEU from 1992-93 to 1995-96.



     General. Throughout the 1980's, State spending increased rapidly as the State population and economy also grew rapidly, including increased spending for many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest State program is assistance to local public school districts. In 1988, an initiative (Proposition 98) was enacted which (subject to suspension by a two-thirds vote of the Legislature and the Governor) guarantees local school districts and community college districts a minimum share of State General Fund revenues (currently about 35%).



     Starting in mid-1990, the State has faced adverse economic, fiscal, and budget conditions. The 1990-1994 economic recession seriously affected State tax revenues. It also caused increased expenditures for health and welfare programs.



     Recent Budgets. As a result of the recession and other factors, the State experienced substantial revenue shortfalls, and greater than anticipated social service costs, in the early 1990's. The State accumulated and sustained a budget deficit in the SFEU, approaching $2.8 billion at its peak at June 30, 1993. The Legislature and Governor agreed on a number of different steps to respond to the adverse financial conditions and produce Budget Acts in the Years 1991-92 to 1994-95, including the following (although not all of these actions were taken in each year):



           significant cuts in health and welfare program expenditures;

           transfers of program responsibilities and some funding sources from the State to local governments, coupled with some reduction in mandates on local government;



           transfer of about $3.6 billion in annual local property tax revenues from cities, counties, redevelopment agencies and some other districts to local school districts, thereby reducing State funding for schools;



           reduction in growth of support for higher education programs, coupled with increases in student fees;



           revenue increases (particularly in the 1992-93 Fiscal Year budget), most of which were for a short duration;



           increased reliance on aid from the federal government to offset the costs of incarcerating, educating and providing health and welfare services to undocumented aliens (although these efforts have produced much less federal aid than the State Administration had requested); and



           various one-time adjustment and accounting changes (some of which have been successfully challenged in court).



     The combination of stringent budget actions cutting State expenditures, and the turnaround of the economy by late 1993, finally led to the restoration of positive financial results, with revenues equaling or exceeding expenditures starting in FY 1992-93. As a result, the accumulated budget deficit of about $2.8 billion was eliminated by June 30, 1997, when the State showed a positive balance of about $408 million, on a budgetary basis, in the SFEU.



     A consequence of the accumulated budget deficits in the early 1990's, together with other factors such as disbursement of funds to local school districts 'borrowed' from future fiscal years and hence not shown in the annual budget, was to significantly reduce the State's cash resources available to pay its ongoing obligations. The State's cash condition became so serious that from late Spring 1992 until 1995, the State had to rely on issuance of short term notes which matured in a subsequent fiscal year to finance its ongoing deficit, and pay current obligations. The last of these deficit notes was repaid in April, 1996.



     The 1995-96 and 1996-97 Budget Acts reflected significantly improved financial conditions, as the State's economy recovered and tax revenues soared above projections. Over the two years, revenues averaged about $2 billion higher than initially estimated. Most of the additional revenues were allocated to school funding, as required by Proposition 98, and to make up shortfalls in federal aid for health and welfare costs and costs of illegal aliens. The budgets for both these years showed strong increases in funding for K-14 public education, including implementation of initiatives to reduce class sizes for lower elementary grades to not more than 20 pupils. Higher education funding also increased. Spending for health and welfare programs was kept in check, as previously-implemented cuts in benefit levels were retained.



     Fiscal Year 1997-98 Budget. With continued strong economic recovery and surging tax receipts, the State entered the 1997-98 Fiscal Year in the strongest financial position in the decade. However, in May 1997, the California Supreme Court ruled that the State had acted illegally in 1993 and 1994 by using a deferral of payments to the Public Employees Retirement Fund to help balance earlier budgets. In response to this court decision, the Governor ordered an immediate repayment to the Retirement Fund of about $1.235 billion, which was made in late July, 1997, and substantially 'used up' the expected additional revenues for the fiscal year. The Budget Act as signed provided for about $52.8 billion of General Fund expenditures, and assumed about $52.5 billion of revenues.



     The 1997-98 Budget Act provided another year of rapidly increasing funding for K-14 public education. Total General Fund support was targeted to reach $5,150 per pupil, more than 20% higher than the recession-period levels which were in effect as late as FY 1993-94. The $1.75 billion in new funding was budgeted to be spent on class size reduction and other initiatives, as well as fully funding growth and cost of living increases. Support for higher education units in the State also increased by about 6 percent. Because of the pension payment, most other State programs were funded at levels consistent with prior years, and several initiatives had to be dropped. These included additional assistance to local governments, state employee raises, and funding of a bond bank.



     Part of the 1997-98 Budget Act was completion of State welfare reform legislation to implement the new federal law passed in 1996. The new State program, called 'CalWORKs,' became effective January 1, 1998, and emphasizes programs to bring aid recipients into the workforce. As required by federal law, new time limits were placed on receipt of welfare aid. Grant levels for 1997-98 remained at the reduced, prior years' levels.



     The Department of Finance released updated budget estimates in May, 1998, which showed that revenues for the 1997-98 Fiscal Year would be $54.6 billion, almost $2 billion higher than initial budget estimates, as a result of the strong economy. Expenditures were expected to increase to about $53.0 billion, resulting in a significant balance in the SFEU at June 30, 1998.



Proposed 1998-99 Fiscal Year Budget



     The Governor released his proposed FY 1998-99 Budget on January 9, 1998, and updated his revenue projections and budgetary proposals on May 13, 1998 (the 'May Revision'). The May Revision projected General Fund revenues and transfers of $57.8 billion. Revenue losses due to tax cuts enacted in late 1997 were expected to be offset by higher capital gains realizations. These revenue estimates were $2.5 billion higher than the Governor had projected with the January Budget proposal. The Governor proposed expenditures of $58.3 billion. The Governor proposed significant additional funding for K-12 schools under Proposition 98, as well as additional funding for higher education, with a proposed reduction of college student fees. State and federal funds will be used in the new CalWORKS welfare program, with projections of a fourth consecutive year of caseload decline. The Governor proposed a large capital expenditure program, focusing on schools and universities, but also including corrections, environmental and general government projects. These proposals would require approval of almost $10 billion of new general obligation bonds over the next six years. No agreement was reached with the Legislature to place any bond measures on the June, 1998 ballot, but negotiations will continue for bonds at the November, 1998 election.



     With the significantly increased revenue projection for both 1997-98 and 1998-99, the Governor proposed in the May Revision that the State reduce its Vehicle License Fee (a personal property tax on the value of automobiles, the 'VLF') by 75% over five years, by which time the tax cut would be more than $3.5 billion annually. Under current law, the VLF is entirely dedicated to city and county government, and the Governor proposed to use the State's burgeoning General Fund to offset the loss of VLF funds to local government. All of the Governor's proposals must be negotiated with the Legislature as part of the annual budget process.



     Although the State's strong economy is producing record revenues to the State government, the State's budget continues to be under stress from mandated spending on education, a rising prison population, and social needs of a growing population with many immigrants. These factors which limit State spending growth also put pressure on local governments. There can be no assurances that, if economic conditions weaken, or other factors intercede, the State will not experience budget gaps in the future.



Bond Rating



     The ratings on California's long-term general obligation bonds were reduced in the early 1990's from 'AAA' levels which had existed prior to the recession. In 1996 and 1997, the ratings of California's general obligation bonds were raised by the three major rating agencies, which as of June 1998 assigned ratings of 'A+' from Standard & Poor's, 'A1' from Moody's and 'AA-' from Fitch. There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

Legal Proceedings



     The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. Trial courts have entered tentative decisions or injunctions which would overturn several parts of the State's recent budget compromises. The matters covered by these lawsuits include reductions in welfare payments and the use of certain cigarette tax funds for health costs. All of these cases are subject to further proceedings and appeals, and if California eventually loses, the final remedies may not have to be implemented in one year.



Obligations of Other Issuers



     Other Issuers of California Municipal Obligations. There are a number of State agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.



     State Assistance. Property tax revenues received by local governments declined more than 50% following passage of Proposition 13. Subsequently, the California Legislature enacted measures to provide for the redistribution of the State's General Fund surplus to local agencies, the reallocation of certain State revenues to local agencies and the assumption of certain governmental functions by the State to assist municipal issuers to raise revenues. Total local assistance from the State's General Fund was budgeted at approximately 75% of General Fund expenditures in recent years, including the effect of implementing reductions in certain aid programs. To reduce State General Fund support for school districts, the 1992-93 and 1993-94 Budget Acts caused local governments to transfer $3.9 billion of property tax revenues to school districts, representing loss of the post-Proposition 13 'bailout' aid. Local governments have in return received greater revenues and greater flexibility to operate health and welfare programs. While the Governor initially proposed to grant new aid to local governments from the State's improved fiscal condition in 1997-98, the decision to repay the State pension fund eliminated these monies.



     To the extent the State should be constrained by its Article XIIIB appropriations limit, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of State assistance to local governments may continue to be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties. Los Angeles County, the largest in the State, was forced to make significant cuts in services and personnel, particularly in the health care system, in order to balance its budget in FY1995-96 and FY1996-97. Los Angeles County's debt was downgraded by Moody's and S&P in the summer of 1995. Orange County, which emerged from Federal Bankruptcy Court protection in June 1996, has significantly reduced county services and personnel, and faces strict financial conditions following large investment fund losses in 1994 which resulted in bankruptcy.



     Counties and cities may face further budgetary pressures as a result of changes in welfare and public assistance programs, which were enacted in August, 1997 in order to comply with the federal welfare reform law. Generally, counties play a large role in the new system, and are given substantial flexibility to develop and administer programs to bring aid recipients into the workforce. Counties are also given financial incentives if either at the county or statewide level, the 'Welfare-to-Work' programs exceed minimum targets; counties are also subject to financial penalties for failure to meet such targets. Counties remain responsible to provide 'general assistance' for able-bodied indigents who are ineligible for other welfare programs. The long-term financial impact of the new CalWORKs system on local governments is still unknown.



     Legislation enacted in late 1997 provides for the State to take over financial responsibility for funding trial courts throughout the State. This is estimated to save counties and cities a total of over $350 million annually.



     Assessment Bonds. California Municipal Obligations which are assessment bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.



     California Long Term Lease Obligations. Based on a series of court decisions, certain long-term lease obligations, though typically payable from the general fund of the State or a municipality, are not considered 'indebtedness' requiring voter approval. Such leases, however, are subject to 'abatement' in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due. Litigation is brought from time to time which challenges the constitutionality of such lease arrangements.



Other Considerations



     The repayment of industrial development securities secured by real property may be affected by California laws limiting foreclosure rights of creditors. Securities backed by health care and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.



     Limitations on ad valorem property taxes may particularly affect 'tax allocation' bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project decline (e.g., because of a major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody's and S&P suspended ratings on California tax allocation bonds after the enactment of Articles XIIIA and XIIIB, and only resumed such ratings on a selective basis.



     Proposition 87, approved by California voters in 1988, requires that all revenues produced by a tax rate increase go directly to the taxing entity which increased such tax rate to repay that entity's general obligation indebtedness. As a result, redevelopment agencies (which, typically, are the issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.



     The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced which would modify existing taxes or other revenue-raising measures or which either would further limit or, alternatively, would increase the abilities of state and local governments to impose new taxes or increase existing taxes. It is not possible, at present, to predict the extent to which any such legislation will be enacted. Nor is it possible, at present, to determine the impact of any such legislation on California Municipal Obligations in which the Fund may invest future allocations of state revenues to local governments or the abilities of state or local governments to pay the interest on, or repay the principal of, such California Municipal Obligations.



     Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event is expected to have any long-term negative economic impact. Any California Municipal Obligation in the Fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.



SPECIAL CONSIDERATIONS RELATING TO NEW YORK MUNICIPAL SECURITIES



     The financial condition of the State of New York ('New York State' or the 'State'), its public authorities and public benefit corporations (the 'Authorities') and its local governments, particularly The State of New York. (the 'City'), could affect the market values and marketability of, and therefore the net asset value per share and the interest income of a Fund, or result in the default of existing obligations, including obligations which may be held by the Fund. The following section provides only a brief summary of the complex factors affecting the financial situation in New York and is based on information obtained from New York State, certain of its Authorities, the City and certain other localities as publicly available on the date of this Statement of Additional Information. The information contained in such publicly available documents has not been independently verified. Such information is subject to change upon the adoption by the State Legislature of the State's final budget for fiscal year 1998-1999, which has not been enacted as of the date of this Statement of Additional Information. Further, the adoption of a final State budget may cause changes to the City budget for the City's fiscal year 1998-1999. There can be no assurance that such changes may not have adverse effects on the City's cash flow, expenditures or revenues. It should be noted that the creditworthiness of obligations issued by local issuers may be unrelated to the creditworthiness of New York State, and that there is no obligation on the part of New York State to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by New York State.



     ECONOMIC FACTORS. New York is the third most populous state, and has a relatively high level of personal wealth. Both the State and the City experienced substantial revenue increases in the mid-1980s attributable directly (corporate income and financial corporations taxes) and, indirectly (personal income and a variety of other taxes) to growth in new jobs, rising profits and capital appreciation derived from the finance sector of the City's economy. Economic activity in the City has experienced periods of growth and recession and can be expected to experience periods of growth and recession in the future. In recent years, the City has experienced increases in employment. Real per capita personal income (i.e., per capita personal income adjusted for the effects of inflation and the differential in living costs) has generally experienced fewer fluctuations than employment in the City. Although the City periodically experienced declines in real per capita personal income between 1969 and 1981, real per capita personal income in the City has generally increased from the mid-1980s until the present. In nearly all of the years between 1969 and 1988 the City experienced strong increases in retail sales. However, from 1989 to 1993, the City experienced a weak period of retail sales. Since 1994, the City has returned to a period of growth in retail sales. Overall, the City's economic improvement accelerated significantly, in fiscal year 1997. Much of the increase can be traced to the performance of the securities industry, but the City's economy also produced gains in the retail trade sector, the hotel and tourism industry, and business services, with private sector employment higher than previously forecasted. The City's current Financial Plan assumes that, after strong growth in 1997-1998, moderate economic growth will exist through calendar year 2002, with moderating job growth and wage increases. However, there can be no assurance that the economic projections assumed in the Financial Plan will occur or that the tax revenues projected in the Financial Plan to be received will be received in the amounts anticipated.



     During the calendar years 1984 through 1991, the State's rate of economic expansion was somewhat slower than that of the nation as a whole. In the 1990-1991 national recession, the economy of the Northeast region in general and the State in particular was more heavily damaged than that of the rest of the nation and has been slower to recover.

     Although the national economy began to expand in 1991, the State economy remained in recession until 1993, when employment growth resumed. Employment growth has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility and defense industries. Personal income increased substantially in 1992 and 1993. The State's economy entered into the fourth year of a slow recovery in 1996. Most of the growth occurred in the trade, construction and service industries, with business, social services and health sectors accounting for most of the service industry growth.



     The State has updated its mid-year forecast of national and state economic activity through the end of 1999 in its update to the Annual Information Statement of the State of New York dated January 30, 1998 ('Second Update to the Annual Information Statement'). At the State level, the Second Update to the Annual Information Statement projects that moderate growth will continue in 1998 and 1999 for employment, wages and personal income, although the growth rates are projected to lessen gradually during the course of the two years. Personal income is estimated to grow by 5.4 percent in 1997, fueled in part by a continued large increase in financial sector bonus payments, and is projected to grow 4.7 percent in 1998 and 4.4 percent in 1999. Increases in bonus payments at year end 1998 are projected to be modest, a substantial change from the rate of increase of the last few years. Overall employment growth is expected to continue at a modest rate, reflecting the slowing growth in the national economy, continued spending restraint in government, and restructuring in the health care, social service, and banking sectors.



     The State revised the cash basis 1997-98 State Financial Plan on January 20, 1998, in conjunction with the release of the Executive Budget for the 1998-99 fiscal year. The changes from the prior Update reflect actual results through December 1997, as well as modified economic and spending projections for the balance of the current fiscal year. The 1997-98 General Fund Financial Plan continues to be balanced, with a projected cash surplus $1.83 billion, an increase of $1.3 billion over the surplus estimate of $530 million in the prior update. The increase in the surplus results primarily from higher than expected tax receipts, which are forecast to exceed the October estimate by $1.28 billion.



     In order to make the surplus available to help finance 1998-99 requirements, the State plans to accelerate $1.8 billion in income tax refund payments into 1997-98, or provide reserves for such payments. The balance in the refund reserve on March 31, 1998 is projected to be $1.647 billion, including $521 million as a result of LGAC. This acceleration decreases reported personal income receipts by $1.18 billion in 1997-98, while increasing available personal income receipts in 1998-99, as these refunds will no longer be a charge against current revenues in 1998-99. As a result, projections of available receipts in 1997-98 have been increased by only $103 million from the Mid-Year Update.



     Compared to the prior update, personal income tax collections for 1997-98 are now projected at $18.5 billion, or $363 million less than projected in October after accounting for the refund reserve transaction discussed above. Business tax receipts are projected at $4.98 billion, an increase of $158 million. User tax collections are estimated at $7.06 billion, or $52 million higher dm the prior update, and reflect a projected loss of $20 million in sales tax receipts from an additional week of sales tax exemption for clothing and footwear costing less than $500, which was authorized and implemented in January 1998. Other tax receipts are projected to increase by $103 million over the prior update and total $1.09 billion for the fiscal year. Miscellaneous receipts and transfers from other funds are projected to reach $3.57 billion, or $153 million higher than the Mid-Year Update.



     The State projects that disbursements will increase by $565 million over the Mid-Year Update, with nearly the entire increase attributable to one time disbursements of $561 million that prepay expenditures previously scheduled for 1998-99. In the absence of these accelerated payments, projected General Fund spending in the current year would have remained essentially unchanged from the Mid-Year Update. The Governor is proposing legislation to use a portion of the current year surplus to transfer $425 million to pay for capital projects authorized under the Community Enhancement Facilities Assistance Program (CEFAP) that were previously planned to be financed with bond proceeds in 1998-99 and thereafter, and $1.36 million in costs for an additional Medicaid payment originally scheduled for 1998-99. Aside from these actions, a number of other changes produced a net increase of $4 million in projected disbursements over the Mid-Year Update. These included higher spending in General State charges ($80 million), largely as a result of litigation settlements and collective bargaining costs, an increase in General Fund transfers for education ($70 million) to offset declines in Lottery receipts, and additional costs associated with a delay of Housing Finance Agency (HFA) receipts into 1998-99 that were originally planned to offset capital projects spending ($25 million). These increases were offset in part by projected savings in Medicaid ($85 million), social services ($75 million), and debt service ($37 million).



     The General Fund closing balance is projected to be $465 million at the end of 1997-98, a decline of $462 million from the Mid-Year Update. The decline reflects the application of the $530 million undesignated reserve plus additional surplus monies projected in the January Update to pay for certain one time costs in the State's Financial Plan. The effect of this action is to help lower the State's projected disbursements in 1998-2000.



     The remaining General Fund closing balance will be held in two funds, the TSRF and CRF. The TSRF is projected to have $400 million on deposit at the close of the fiscal year, following a required deposit of $15 million and an extraordinary deposit of $68 million made from the 1997-98 surplus. The CRF is projected to have a closing balance of $65 million following an earlier planned deposit of $24 million in 1997-98.



     There can be no assurance that the State economy will not experience worse than predicted results in FY 1998-99 with corresponding material and adverse effects on the State's projections of receipts and disbursements. As all State Financial Plans are based upon forecasts of national and State economic activity it should be noted that many uncertainties exist in such forecasts, including federal financial and monetary policies, the availability of credit and the condition of the world economy. In addition, the economic and financial condition of the State may be affected by various financial, social, economic and political factors. These factors can be complex, may vary from year to year and are frequently the results of actions taken not only by the State and its agencies and instrumentalities, but also by other entities, such as the federal government, that are not under the control of the State.



     Uncertainties with regard to the economy present the largest potential risk to future budget balance in New York State. This risk includes either a financial market or broader economic 'correction' during the period, a risk heightened by the relatively lengthy expansions currently heightened by the relatively lengthy expansions currently underway. The securities industry to the New York economy than the national economy, and a significant deterioration in stock market performance could ultimately produce adverse changes in wage and employment levels. In addition, a normal 'forecast error' of one percentage point in the expected growth rate could cumulatively raise or lower receipts by over $1 billion by the last year of the 1998 through 2001 projection period. On the other hand, the national or State economy may continue to perform better than projected, which could produce beneficial short term results in State receipts.



     THE STATE. As noted above, the financial condition of the State is affected by several factors, including the strength of the State and its regional economics, actions of the federal government, and State actions affecting the level of receipts and disbursements. Owing to these and other factors, the State may, in future years, face substantial potential budget gaps resulting from a significant disparity between tax revenues projected from a lower recurring receipts base and the future costs of maintaining State programs at current levels.



     Total General Fund receipts and transfers from other funds were projected to be $35.09 billion, an increase of $2.05 billion from the 1996-97 fiscal year. Total General Fund disbursements and transfers to other funds were projected to be $34.60 billion, an increase of $1.70 billion from the 1996-97 fiscal year. The projected $2 billion increase in receipts exaggerates the underlying year-to-year growth in State tax revenues. This increase is largely the result of actions undertaken by the State to utilize the $1.4 billion 1996-97 budget surplus reported by DOB to finance costs in the State's 1997-98 fiscal year. This transaction reduced reported receipts in the 1996-97 fiscal year and increased projected receipts in the State's 1997-98 fiscal year. Conversely, the incremental cost of tax reductions newly effective in 1997-98 and the impact of new earmarking statutes which divert receipts from the General Fund to other funds work to depress apparent growth below the underlying growth in the receipts base attributable to expansion of the State's economy. After adjusting for these actions, tax receipts are projected to grow by approximately 5 percent in 1997-98.

     However, the economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, can vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State but also by entities, such as the federal government, that are outside the State's control. Because of the uncertainty and unpredictability of changes in these factors, their impact cannot be fully included in the assumptions underlying the State's projections.



     On August 11, 1997 President Clinton exercised his line item veto powers to cancel a provision in the Federal Balanced Budget Act of 1997 that would have deemed New York State's health care provider taxes to be approved by the federal government. New York and several other states have used hospital rate assessments and other provider tax mechanisms to finance various Medicaid and health insurance programs since the early 1980s. The State's process of taxation and redistribution of health care dollars was sanctioned by federal legislation in 1987 and 1991. However, the Federal Health Care Financing Administration
(HCFA) regulations governing the use of provider taxes require the State to seek waivers from HCFA the grant explicit approval of the provider taxing system now in place. The State filed the majority of these waivers with HCFA in 1995 but has yet to receive final approval.



     The Balanced Budget Act of 1997 provision passed by Congress was intended to rectify the uncertainty created by continued inaction on the State's waiver requests. A federal disallowance of the State's provider tax system could jeopardize up to $2.6 billion in Medicaid reimbursement received through December 31, 1998. The President's veto message valued any potential disallowance at $200 million. The Financial Plan projections do not anticipate any provider tax disallowance.



     On October 9, 1997 the President offered a corrective amendment to the HCFA regulations governing such taxes. The Governor stated that this proposal did not appear to address all of the State's concerns, and negotiations are ongoing between the State and HCFA. In addition, the City of New York and other affected parties in the health care industry have filed a lawsuit challenging the constitutionality of the President's line item veto.



     REVENUE BASE. The State's principal revenue sources are economically sensitive, and include the personal income tax, user taxes and fees and business taxes. The 1998-99 Financial Plan projects General Fund receipts (including transfers from other funds) of $36.22 billion, an increase of $1.02 billion over the estimated 1997-98 level. Recurring growth in the State General Fund tax base is projected to be approximately six percent during 1998-99, after adjusting for tax law and administrative changes. This growth rate is lower than the rates for 1996-97 or currently estimated for 1997-98, but roughly equivalent to the rate for 1995-96.



     The forecast of General Fund receipts in 1998-99 incorporates several Executive Budget tax proposals that, if enacted, would further reduce receipts otherwise available to the General Fund by approximately $700 million during 1998-99. The Executive Budget proposes accelerating school tax relief for senior citizens under STAR, which is projected to reduce General Fund receipts by $537 million in 1998-99. The proposed reduction supplements STAR tax reductions already scheduled in law, which are projected at $187 million in 1998-99. The Budget also proposes several new tax cut initiatives and other funding changes that are projected to further reduce receipts available to the General Fund by over $200 million. These initiatives include reducing the fee to register passenger motor vehicles and earmarking a larger portion of such fees to dedicated funds and other purposes; extending the number of weeks in which certain clothing purchases are exempt from sales taxes; more fully conforming State law to reflect recent Federal changes in estate taxes; continuing lower parimutuel tax rates; and accelerating scheduled property tax relief for farmers from 1999 to 1998. In addition to the specific tax and fee reductions discussed above, the Executive Budget also proposes establishing a reserve of $100 million to permit the acceleration into 1998-99 of other tax reductions that are otherwise scheduled in law for implementation in future fiscal years.



     General Fund receipts in 1998-99 will also be affected by the loss of certain one time receipts recorded in 1997-98, the largest of which include approximately $200 million in retroactive federal reimbursements for prior year social service spending recorded as a transfer from other funds and about $55 million in retroactive assessments on Office of Mental Retardation and Developmental Disabilities facilities that were received in 1997-98 as miscellaneous receipts. Estimates for 1998-99 also reflect the loss of one time receipts from a tax amnesty program.

     The Personal Income Tax is imposed on the income of individuals, estates and trusts and is based on federal definitions of income and deductions with certain modifications. In 1995, the State enacted a tax reduction program designed to reduce receipts from the personal income tax by 20 percent over three years. Prior to 1995, the tax had remained substantially unchanged since 1989 as a result of annual deferrals of tax reductions originally enacted in 1987. Personal income tax collections in the General Fund are projected to increase by $1.32 billion over 1997-98, from $18.50 billion to $19.82 billion. The increase reflects growth in constant law liability of over six percent in 1998, down from an estimated 12 percent growth in 1997. Growth in personal income tax liability in 1997 benefited from a temporary surge in capital gains income in response to 1997 reductions in the federal tax rate on such income. In addition to the General Fund receipts, approximately $724 million in personal income tax collections will be deposited in special revenue funds to finance the School Tax Assistance program (STAR). The minimum rate was reduced from the
7.875 percent in effect between 1989 and 1994 to 7.59375 percent for 1995, to
7.125 percent for 1996, and is scheduled under current law to be reduced to 6.85 percent for 1997 and thereafter. In addition to significant reductions in overall tax rates, the program also includes increases in the standard deduction, widening tax brackets to increase the income thresholds to which higher tax rates apply, and modification of certain tax credits. The FY 1996-1997 Annual Information Statement stated that the projected yield of the tax for FY 1996-97 was $17.1 billion, an increase of $103 million from reported collections in the State's FY 1995-96.



     User taxes and fees comprised of three quarters of the State four percent sales and use tax (the balance, one percent, flows to support Government Assistance Corporation ('LGAC') debt service requirements), cigarette, alcoholic beverage container, and auto rental taxes, and a portion of the motor fuel excise levies. Also included in this category are receipts from the motor vehicle registration fees and alcoholic beverage license fees. Beginning in 1993-94, a portion of the motor fuel tax and motor vehicle registration fees and all of the highway use tax are earmarked for dedicated transportation funds.



     User tax collections and fee receipts are projected to reach $7.2 billion in 1998-99, an increase of $144 million over the current year. The largest source of receipts in this category is the sales and use tax, which accounts for nearly 80 percent of projected receipts. Sales tax receipts are the most responsive to economic trends such as nominal growth in income, prices, employment, and consumer confidence. The strong growth in income experienced this year produced continuing growth in the base of the sales and use tax of 5.2 percent in 1997-98. The sales tax growth rate projected for the coming year is expected to be marginally higher.



     The 1998-99 forecast for user taxes and fees also reflects the impact of scheduled tax reductions that will lower receipts by $38 million, as well as the impact of two Executive Budget proposals that are projected to lower receipts by an additional $79 million. The first proposal would divert $30 million in motor vehicle registration fees from the General Fund to the Dedicated Highway and Bridge Trust Fund; the second would reduce fees for motor vehicle registrations, which would further lower receipts by $49 million. The underlying growth of receipts in this category is projected at 4 percent, after adjusting for these scheduled and recommended changes.



     Business taxes include franchise taxes based generally on net income of general business, bank and insurance corporations, as well as gross receipt taxes on utilities and galling-based petroleum business taxes. Through 1993, these levies had been subject to a 15 percent surcharge initially imposed in 19%. Beginning in 1994, the surcharge rate has been phased out and, for more taxpayers, there will be no surcharge liability for taxable periods ending in 1997 and thereafter. The Update of the Annual Information Statement of the State of New York stated that in comparison to the current fiscal year, business tax receipts are projected to decline slightly in 1998-99, falling from $4.98 billion to $4.96 billion. The decline in this category is largely attributable to scheduled tax reductions. In total, collections for corporation and utility taxes and the petroleum business tax are projected to fall by $107 million from 1997-98. The decline in receipts in these categories is partially offset by growth in the corporation franchise, insurance and bank taxes, which are projected to grow by $8 million over the current fiscal year.



     STATE DEBT. The 1998-99 Financial Plan projects General Fund disbursement of $36.18 billion, an increase of $1.02 billion over projected spending for the current year. Disbursements from the category of Grants to local Governments constitute approximately 67.9 percent of all General Fund spending, and include payments to local governments, nonprofit providers and individuals. Disbursements in this category are projected to increase by $931 million to $24.55 billion in 1998-99, or 3.9 percent above 1997-98. The largest increases are for school aid and Medicaid.



     NONRECURRING SOURCES. The Division of the Budget estimates that the 1997-98 State Financial Plan contains actions that provide nonrecurring resources or savings totaling approximately $270 million. These include the use of $200 million in federal reimbursement funds available from retroactive social service claims approved by the federal government in April 1997. The balance is composed of various other actions, primarily the transfer of unused special revenue fund balances to the General Fund.



     OUTYEAR PROJECTIONS OF RECEIPTS AND DISBURSEMENTS. The State closed projected budget gaps of $5.0 billion, $3.9 billion, and $2.3 billion for the 1995-96 through 1997-98 fiscal years, respectively. The 1998-99 budget gap was projected at $1.68 billion (before the application of any assumed efficiencies) in the outyear projections submitted to the Legislature in February 1997. As a result of changes made in the adopted budget, the 1998-99 gap is now expected to be about the same or smaller than the amount previously projected, after application of the $530 million reserve for future needs. The expected gap is smaller than the three previous budget gaps closed by the State. The Governor has indicated that he will propose to close any potential imbalance primarily through General Fund expenditure reductions and without increases in taxes or deferrals of scheduled tax reductions.



     The revised expectations for the 1998-99 fiscal year reflect the loss of $1.4 billion in surplus resources from 1996-97 operations that are being utilized to finance current year spending, and an incremental effect of approximately $300 million in legislated State and local tax reductions in the outyear. Other factors include the annualized costs of certain program increases in the 1997-98 adopted budget, most of which are subject to annual appropriation.



     Certain actions taken in the State's 1997-98 fiscal year, such as Medicaid and welfare reforms, are expected to provide recurring savings in future fiscal years. Continued controls on State agency spending will also provide recurring savings. The availability of $530 million in reserves created as a part of the 1997-98 adopted budget and included in the Financial Plan is expected to benefit the 1998-99 fiscal year. Sustained growth in the State's economy and continued declines in welfare caseload and health care costs would also produce additional savings in the 1998-99 Financial Plan. Finally various federal actions, including the potential beneficial effect on State tax receipts from changes to the federal tax treatment of capital gains, could potentially provide significant benefits to the State over the next several years.



     LABOR COSTS. The State government workforce is mostly unionized, subject to the Taylor-Law which authorizes collective bargaining and prohibits (but has not, historically, prevented) strikes and work slowdowns. Costs for employee health benefits have increased substantially, and can be expected to further increase. The State has a substantial unfunded liability for future pension benefits, and has utilized changes in its pension fund investment return assumptions to reduce current contribution requirements. If such investment earnings assumptions are not sustained by actual results, additional State contributions will be required in future years to meet the State's contractual obligations. The State's change in actuarial method from the aggregate cost method to a modified projected unit credit in FY 1990-91 created a substantial surplus that was amortized and applied to offset the State's contribution through FY 1993-94. This change in actuarial method was ruled unconstitutional by the State's highest court and the State returned to the aggregate cost method in FY 1994-95 using a four year phase in. Employer contributions, including the State's, are expected to increase over the next five to ten years. Since January 1995, the State's workforce has been reduced by about 10 percent, and is projected to reach a level of approximately 191,000 persons by the end of the 1997-98 year. Collective bargaining agreements have been ratified by employee bargaining units representing most State employees subject to such agreements, and the 199-98 projections reflect salary increases under these agreements.



     PUBLIC ASSISTANCE. On August 22, 1996, the President signed into law the Personal Responsibility and Work Opportunity Reconciliation Act of 1996. This federal legislation fundamentally changed the programmatic and fiscal responsibilities for administration of welfare programs at the federal, state and local levels. The new law abolishes the federal Aid to Families with Dependent Children program

(AFDC), and creates a new Temporary Assistance to Needy Families with Dependent Children program (AFDC), and creates a new Temporary Assistance to Needy Families program (TANF) funded with a fixed federal block grant to states. The new law also imposes (with certain exceptions) a five era durational limit on TANF recipients, requires that virtually all recipients be engaged in work or community service activities within two years of receipt benefits, and limits assistance provided to certain immigrants and other classes of individuals. States are required to meet work activity participation targets for their TANF caseload; these requirements are phased in over time. States that fail to meet these federally mandated job participation rates, or that fail to conform with certain other federal standards, face potential sanctions in the form of a reduced federal block grant.



     Proposed legislation that includes both provisions necessary to implement the State's TANF plan to conform with federal law and implement the Governor's welfare reform proposal is still pending before the Legislature. There can be no assurances of timely enactment of certain conforming provisions required under the federal law. Further delay increases the risk that the State could incur fiscal penalties for failure to comply with federal law.



     MEDICAID. New York participates in the federal Medicaid program under a state plan approved by the Health Care Financing Administration. The federal government provides a substantial 1)6rtion of eligible program costs, with the remainder shared by the State and its counties (including the City). Basic program eligibility and benefits are determined by federal guidelines, but the State provides a number of optional benefits and expanded eligibility. Program costs have increased substantially in recent years, and account for a rising share of the State budget. Federal law requires that the State adopt reimbursement rates for hospitals and nursing homes that are reasonable and adequate to meet the costs that must be incurred by efficiently and economically operated facilities in providing patient care, a standard that has led to past litigation by hospitals and nursing homes seeking higher reimbursement from the State. General Fund payments for Medicaid are projected to be $5.42 billion, virtually unchanged from the level of $5.38 billion in 1996-97. This slow growth is due primarily to continuation of cost containment measures enacted in 1995-96 and 1996-97, new reforms included in the 1997-98 adopted budget and forecasts for slower underlying growth. Other social service spending is forecast to increase by only $115 million to $3.15 billion in 1997-98. This slow growth stems from continued State efforts to reduce welfare fraud, declining caseloads, and changes produced by federal welfare legislation enacted in 1996. Revenue sharing and other general purpose aid is projected at $802 million, an increase of approximately $54 million from 1996-97.



     THE STATE AUTHORITIES. There are numerous public authorities with various responsibilities, including those which finance, construct and/or operate revenue producing public facilities. Public authority operating expenses and debt service costs are generally paid by revenues generated by the projects financed or operated, such as tolls charged for the use of highways, bridges or tunnels, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for public authorities. Also there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to public authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under these arrangements, if local assistance payments are diverted the affected localities could seek additional State assistance. Some authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs. Subsequently, the Federal government enacted the Balanced Budget Act of 1997, which amended the 1996 Welfare Act, and the State enacted its Welfare Reform Act of 1997. These laws made major changes to welfare and other benefit programs including conversion of AFDC into the TANF block grant states, and the imposition of Federal and State work requirements and time limits on assistance. The State also amended its statutes in response to Federal restrictions on benefits to non citizens. The MTA receives the bulk of this money in order to provide transit and commuter services.



     Since 1980, the State has enacted several taxes including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12 county Metropolitan Transportation Region served by the MTA and a special one quarter of 1 percent regional sales and use tax that provide revenues for mass transit purposes, including assistance to the MTA. Since 1987 State law has required that the proceeds of a one quarter of 1 percent mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. In 1993, the State dedicated a portion of certain additional State petroleum business tax receipts to fund operating or capital assistance to the MTA.



     State legislation accompanying the FY 1996-97 adopted State budget authorized the MTA, Triborough Bridge and Tunnel Authority and Transit Authority to issue an aggregate of $6.5 billion in bonds to finance a portion of a new $11.98 billion MTA capital plan for the 1995 through 1999 calendar years (the '1995-99 Capital Program'), and authorized the MTA to submit the 1995-99 Capital Program to the Capital Program Review Board for approval. This plan will supersede the overlapping portion of the MTA's 1992-96 Capital Program. This is the fourth capital plan since the Legislature authorized procedures for the adoption, approval and amendment of MTA capital programs and is designed to upgrade the performance of the MTA's transportation systems by investing in new rolling stock, maintaining replacement schedules for existing assets and bringing the MTA system into a state of good repair. The 1995-99 Capital Program assumes the issuance of an estimated $5.1 billion in bonds under this $6.5 billion aggregate bonding authority. The remainder of the plan is projected to financed through assistance from the State, the federal government, and the City of New York, and from various other revenues generated from actions taken the MTA.



     There can be no assurance that all the necessary governmental actions for the 1995-99 Capital Program or future capital programs will be taken, that funding sources currently identified will not be decreased or eliminated, or that the 1995-99 Capital Program, or parts thereof, will not be delayed or reduced. Should funding levels fall below current projections, the MTA Would have to revise its 1995-99 Capital Program accordingly. If the 1995-99 Capital Program is delayed or reduced, ridership and Fare revenues may decline, which could, among other things, impair the MTA's ability to meet its operating expenses without additional assistance.



     THE CITY. The City has required, and continues to require significant financial assistance from the State. The City depends on the State to enable the City to balance its budget and meet its cash requirements. In the early 1970s, the City incurred substantial operating deficits, and its financial controls, accounting practices and disclosure policies were widely criticized. In 1975, the City encountered severe financial difficulties and lost access to the public credit markets. The State Legislature responded in 1975 by creating the Municipal Assistance Corporation For The City of New York ('MAC') to provide financing assistance for the City and the Financial Control Board to exercise certain oversight and review functions with respect to the City's finances. The Financial Control Board's powers over the City were suspended in June 1986, but would be reinstated (under current law) if the City experiences certain adverse financial circumstances. At the time of the fiscal crisis the State provided substantial financial assistance to the City, the Federal government provided the City with direct seasonal loans and guarantees on the City's long term debt and the City's labor unions accepted deferrals of wage increases and approved purchases of City bonds by the pension funds. No assurance can be given that similar assistance would again be made available if needed, particularly given the current budgetary constraints faced by both the Federal and State governments. As of March 31, 1998, MAC had outstanding an aggregate of approximately $4.242 billion of its bonds. MAC is authorized to issue bonds and notes to refund its outstanding bonds and notes to fund certain reserves.



     The City provides services usually undertaken by counties, school districts or special districts in other large urban areas, including the provision of social services such as day care, foster care, health care, family planning, services for the elderly and special employment services for needy individuals and families who qualify for such assistance. State law requires the City to allocate a large portion of its total budget to Board of Education operations, and mandates that the City assume the local share of public assistance and Medicaid costs. For each of the 1981 through 1996 fiscal years, the City achieved balanced operating results as reported in accordance with then applicable generally accepted accounting principles ('GAAP'). The City was required to close substantial budget gaps in recent years in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain a balanced budget as required by State law without additional tax or other revenue increases or additional reductions in. City services or entitlement programs, which could adversely affect the City's economic base.

     Pursuant to the New York State Financial Emergency Act for The City of New York (the 'Financial Emergency Act' or the 'Act'), the City prepares a four year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections and outlines proposed gap closing programs for years with projected budget gaps. The City's projections set forth in the 1999-2002 Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly effect the City's ability to balance its budget and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the timing and pace of a regional and local economic recovery, increases in tax revenues, employment growth, the ability to implement proposed reductions in City personnel and other cost reduction initiatives which may require in certain cases the cooperation of the City's municipal unions, the ability of New York City Health and Hospitals Corporation and the Board of Education to take actions to offset reduced revenues, the ability to complete revenue generating transactions, provision of State and federal aid and mandate relief, and the impact on City revenues of proposals for federal and State welfare reform. No assurance can be given that the assumptions used by the City in the 1999-2002 Financial Plan will be realized. Due to the uncertainty existing on the federal and state levels, the ultimate adoption of the State budget for FY 1997-98 may result in substantial reductions in projected expenditures for social spending programs. Cost containment assumptions contained in the 1997-2000 Financial Plan and the City FY 1997-98 Budget may therefore be significantly adversely affected upon the final adoption of the State budget for FY 1997-98. Furthermore, actions taken in recent fiscal years to avert deficits may have reduced the City's flexibility in responding to future budgetary imbalances, and have deferred certain expenditures to later fiscal year.



     The 1999-2002 Financial Plan projects revenues and expenditures for the 1999 fiscal year balanced in accordance with GAAP, and projects gaps of $1.5 billion, $2.1 billion and $1.6 billion for the 2000, 2001 and 2002 fiscal years, respectively.



     On April 24, 1998, the City released the Financial Plan for the 1999 through 2002 fiscal years, which relates to the City and certain entities which receive funds from the City, and which is based on the Executive Budget and Budget Message for the City's 1999 fiscal year (the 'Executive Budget'). The Executive Budget and Financial Plan project revenues and expenditures for the 1999 fiscal year balanced in accordance with GAAP, and project gaps of $1.5 billion, $2.1 billion and $1.6 billion for the 2000, 2001 and 2002 fiscal years, respectively.



     Changes since the June Financial Plan include: (i) an increase in projected tax revenues of $1.3 billion, $1.1 billion, $955 million, $897 million and $1.7 billion in the 1998 through 2002 fiscal years, respectively; (ii) a reduction in assumed State aid of $283 million in the 1998 fiscal year and of between $134 million and $142 million in each of the 1999 through 2002 fiscal years, reflecting the adopted budget for the State's 1998 fiscal year; (iii) a delay in the assumed collection of $350 million of projected rent payments for the City's airports in the 1999 fiscal year to fiscal years 2000 through 2002; (iv) a reduction in projected debt service expenditures totaling $197 million, $361 million, $204 million and $226 million in the 1998 through 2001 fiscal years, respectively; (v) an increase in the Board of Education (the 'BOE') spending of $266 million, $26 million, $58 million and $193 million in the 1999 through 2002 fiscal years, respectively; (vi) an increase in expenditures for the City's proposed drug initiatives totaling $68 million in the 1998 fiscal year and of between $167 million and $193 million in each of the 1999 through 2002 fiscal years; (vii) other agency net spending initiatives totaling $112 million, $443 million, $281 million, $273 million and $677 million in fiscal years 1998 through 2002, respectively; and (viii) reduced pension costs of $116 million, $168 million and $404 million in fiscal years 2000 through 2002, respectively. The Financial Plan also sets forth gap closing actions for the 1998 through 2002 fiscal years, which include: (i) additional agency actions totaling $176 million, $595 million, $516 million, $494 million and $552 million in fiscal years 1998 through 2002, respectively, and (ii) assumed additional Federal and State aid of $100 million in each of fiscal years 1999 through 2002.



     The 1998 Modification and the 1999-2002 Financial Plan include a proposed discretionary transfer in the 1998 fiscal year of approximately $2.0 billion to pay debt service due in the 1999 fiscal year, and a proposed discretionary transfer in the 1999 fiscal year of $416 million to pay debt service due in fiscal year 2000, included in the Budget Stabilization Plan for the 1998 and 1999 fiscal years, respectively. In addition, the Financial Plan reflects proposed tax reduction programs totaling $237 million, $537 million, $657 million and $666 million in fiscal years 1999 through 2002, respectively, including the elimination of the City sales tax on all clothing as of December 1, 1999, a City funded acceleration of the State funded personal income tax reduction for the 1999 through 2001 fiscal years, the extension of current tax reductions for owners of cooperative and condominium apartments starting in fiscal year 2000 and a personal income tax credit for child care and for residential holders of Subchapter S corporations, which are subject to State legislative approval, and reduction of the commercial rent tax commencing in fiscal year 2000.



     Although the City has maintained balanced budgets in each of its last sixteen fiscal years and is projected to achieve balanced operating results for the 1998 fiscal year, there can be no assurance that the gap closing actions proposed in the Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.



     The City derives its revenues from a variety of local taxes, user charges and miscellaneous revenues, as well as from Federal and State unrestricted and categorical grants. State aid as a percentage of the City's revenues has remained relatively constant over the period from 1980 to 1997, while unrestricted Federal aid has been sharply reduced. The City projects that local revenues will provide approximately 66.9% of total revenues in the 1998 fiscal year while Federal aid, including categorical grants, will provide 13.2%, and State aid, including unrestricted aid and categorical grants, will provide 19.7%.



     The City since 1981 has fully satisfied its seasonal financing needs in the public credit markets, repaying all short term obligations within their fiscal year of issuance. The City has issued $1.075 billion of short term obligations in fiscal year 1998 to finance the City's projected cash flow needs for the 1998 fiscal year. The City issued $2.4 billion of short term obligations in fiscal year 1997. Seasonal financing requirements for the 1996 fiscal year increased to $2.4 billion from $2.2 billion and $1.75 billion in the 1995 and 1994 fiscal years, respectively. The delay in the adoption of the State's budget in certain past fiscal years has required the city to issue short term notes in amounts exceeding those expected early in such fiscal years.



     The City makes substantial capital expenditures to reconstruct and rehabilitate the city's infrastructure and physical assets, including City mass transit facilities, sewers, streets, bridges and tunnels, and to make capital investments that will improve productivity in City operations.



     The City utilizes a three tiered capital planning process consisting of the Ten Year Capital Strategy, the Four Year Capital Plan and the current year Capital Budget. The Ten Year Capital Strategy is a long term planning tool designed to reflect fundamental allocation choices and basic policy objectives. The Four Year Capital Program translates mid-range policy goals into specific projects. The Capital Budget defines specific projects and the timing of their initiation, design, construction and completion.



     This City's projection of its capital financing need pursuant to the Mayor's Declaration of Need and Proposed Transitional Capital Plan of June 30, 1997 indicates additional projected debt and contract liabilities of approximately $3 billion for fiscal year 1998. To provide for the City's capital program, State legislation was enacted which created the Finance Authority, the debt of which is not subject to the general debt limit. Without the Finance Authority or other legislative relief, new contractual commitments for the City's general obligation financed capital program would have been virtually brought to a halt during the Financial Plan period beginning early in the 1998 fiscal year. By utilizing projected Finance Authority borrowing and including the Finance Authority's projected borrowing as part of the total debt incurring power set forth in the following table, the City's total debt incurring power has been increased. Even with the increase, the City may reach the limit of its capacity to enter into new contractual commitments in fiscal year 2000.



     OTHER LOCALITIES. Certain localities in addition to the City could have financial problems which, if significant, could lead to requests for additional State assistance during the State's fiscal 1998 and thereafter.

     Municipalities and school districts have engaged in substantial short term and long term borrowings. In 1994, the total indebtedness of all localities in the State other than New York City was approximately $17.7 billion. A small portion (approximately $82.9 million) of that indebtedness represented borrowing, to finance budgetary deficits and was issued pursuant to State enabling legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Seventeen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1994.



INVESTMENT LIMITATIONS OF THE FUNDS


     FUNDAMENTAL INVESTMENT LIMITATIONS. The following fundamental investment limitations cannot be changed for a Fund without the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, later changes in percentage resulting from a change in values of portfolio securities or the amount of total assets will not be considered a violation of any of the following limitations.

     Each Fund will not:

          (1) purchase any security if, as a result of that purchase, 25% or more of the Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities.

          (2) issue senior securities or borrow money, except as permitted under the Investment Company Act of 1940 ('1940 Act') and then not in excess of 331/3% of the Fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

          (3) make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

          (4) engage in the business of underwriting securities of other issuers, except to the extent that the Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

          (5) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

          (6) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

          (7) In addition, each Fund has a fundamental limitation requiring it to invest, except for temporary defensive purposes or under unusual market conditions, at least 80% of its net assets:

              (a) in the case of California Tax-Free Income Fund, in debt obligations issued by the State of California, its municipalities and public authorities or by other issuers if such obligations pay interest that is exempt from federal income tax and California personal income tax and is not an item of tax preference for purposes of the AMT ('AMT exempt interest');


              (b) in the case of National Tax-Free Income Fund, in debt
                  obligations issued by states, municipalities and public authorities and other issuers that pay interest that is exempt from federal income tax ('municipal obligations') and is AMT exempt interest;


              (c) in the case of Municipal High Income Fund, in municipal obligations; and

              (d) in the case of New York Tax-Free Income Fund, in debt
                  obligations issued by the State of New York, its municipalities and public authorities or by other issuers if such obligations pay interest that is exempt from federal income tax as well as New York State and New York City personal income taxes and is AMT exempt interest.

     In addition, California Tax-Free Income Fund and National Tax-Free Income Fund each will not:

          (8) purchase securities of any one issuer if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies.

              The following interpretation applies to, but is not a part of, fundamental limitation (8): Each state, territory and possession of the United States (including the District of Columbia and Puerto Rico), each political subdivision, agency, instrumentality and authority thereof, and each multi-state agency of which a state is a member is a separate 'issuer.' When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an IDB or PAB, if that bond is backed only by the assets and revenues of the non-governmental user, then that non-governmental user would be deemed to be the sole issuer. However, if the creating government or another entity guarantees a security, then to the extent that the value of all securities issued or guaranteed by that government or entity and owned by the Fund exceeds 10% of the Fund's total assets, the guarantee would be considered a separate security and would be treated as issued by that government or entity.


     NON-FUNDAMENTAL LIMITATIONS. The following investment restrictions are not fundamental and may be changed by each board without shareholder approval.


     Each Fund will not:

          (1) invest more than 10% of its net assets in illiquid securities, a term which means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days.

          (2) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

          (3) engage in short sales of securities or maintain a short position, except that the Fund may (a) sell short 'against the box' and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

          (4) purchase securities of other investment companies, except to the extent permitted by the 1940 Act and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.


          (5) purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.


           HEDGING AND OTHER STRATEGIES USING DERIVATIVE INSTRUMENTS



     GENERAL DESCRIPTION OF DERIVATIVE INSTRUMENTS. As discussed in the Prospectus, Mitchell Hutchins may use a variety of financial instruments ('Derivative Instruments'), including certain options, futures contracts (sometimes referred to as 'futures') and options on futures contracts, to attempt to hedge a Fund's portfolio and to enhance income or realize gains. A Fund may enter into transactions using one or more types of Derivative Instruments, under which the full value of its portfolio is at risk. Under normal circumstances, however, a Fund's use of those instruments will place at risk a much smaller portion of its assets. The particular Derivative Instruments used by the Funds are described below:


     OPTIONS ON DEBT SECURITIES -- A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security against payment of the exercise price. A put option is a similar contract which gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the option term. The writer of the put option, who receives the premium, has the obligation, upon exercise during the option term, to buy the underlying security at the exercise price.


     OPTIONS ON INDICES OF DEBT SECURITIES -- An index assigns relative values to the securities included in the index and fluctuates with changes in the market values of such securities. Index options operate in the same way as more traditional options except that exercises of index options are effected with cash payments and do not involve delivery of securities. Thus, upon exercise of an index option, the purchaser will realize and the writer will pay an amount based on the difference between the exercise price and the closing price of the index. Currently, options on indices of debt securities do not exist.



     MUNICIPAL BOND INDEX FUTURES CONTRACTS -- A municipal bond index futures contract is a bilateral agreement pursuant to which one party agrees to accept and the other party agrees to make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the bonds comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.



     MUNICIPAL DEBT AND INTEREST RATE FUTURES CONTRACTS -- A municipal debt or interest rate futures contract is a bilateral agreement pursuant to which one party agrees to accept and the other party agrees to make delivery of the specific type of debt security called for in the contract at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of debt securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.


     OPTIONS ON FUTURES CONTRACTS -- Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call, and a long position in the case of a put.


     GENERAL DESCRIPTION OF STRATEGIES USING DERIVATIVE INSTRUMENTS. Hedging strategies can be broadly categorized as 'short hedges' and 'long hedges.' A short hedge is a purchase or sale of a Derivative Instrument intended to partially or fully offset potential declines in the value of one or more investments held in a Fund's portfolio. Thus, in a short hedge a Fund takes a position in a Derivative

Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, a Fund might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declined below the exercise price of the put, the Fund could exercise the put and thus limit its loss below the exercise price to the premium paid plus transaction costs. In the alternative, because the value of the put option can be expected to increase as the value of the underlying security declines, the Fund might be able to close out the put option and realize a gain to offset the decline in the value of the security.

     Conversely, a long hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a Fund intends to acquire. Thus, in a long hedge a Fund takes a position in a Derivative Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, a Fund might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If the price of the security increased above the exercise price of the call, the Fund could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transaction costs. Alternatively, the Fund might be able to offset the price increase by closing out an appreciated call option and realizing a gain.


     Derivative Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that a Fund owns or intends to acquire. Derivative Instruments on indices, in contrast, generally are used to hedge against price movements in broad market sectors in which a Fund has invested or expects to invest. Derivative Instruments on debt securities may be used to hedge either individual securities or broad fixed income market sectors.


     The use of Derivative Instruments is subject to applicable regulations of the Securities and Exchange Commission ('SEC'), the several options and futures exchanges upon which they are traded and the Commodity Futures Trading Commission ('CFTC'). In addition, a Fund's ability to use Derivative Instruments will be limited by tax considerations. See 'Taxes.'


     In addition to the products and strategies described below, Mitchell Hutchins may discover additional opportunities in connection with Derivative Instruments and with hedging, income and gain strategies. These new opportunities may become available as regulatory authorities broaden the range of permitted transactions and as new Derivative Instruments and techniques are developed. Mitchell Hutchins may utilize these opportunities to the extent that they are consistent with the Funds' investment objectives and permitted by the Funds' investment limitations and applicable regulatory authorities. The Funds' Prospectus or SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.



     SPECIAL RISKS OF STRATEGIES USING DERIVATIVE INSTRUMENTS. The use of Derivative Instruments involves special considerations and risks, as described below. Risks pertaining to particular Derivative Instruments are described in the sections that follow.


     (1) Successful use of most Derivative Instruments depends upon Mitchell Hutchins' ability to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. While Mitchell Hutchins is experienced in the use of Derivative Instruments, there can be no assurance that any particular hedging strategy adopted will succeed.

     (2) There might be imperfect correlation, or even no correlation, between price movements of a Derivative Instrument and price movements of the investments being hedged. For example, if the value of a Derivative Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Derivative Instruments are traded. The effectiveness of hedges using Derivative Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

     (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because Mitchell Hutchins projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Derivative Instrument. Moreover, if the price of the Derivative Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not hedged at all.


     (4) As described below, a Fund might be required to maintain assets as 'cover,' maintain segregated accounts or make margin payments when it takes positions in Derivative Instruments involving obligations to third parties (i.e., Derivative Instruments other than purchased options). If a Fund were unable to close out its positions in such Derivative Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that a Fund sell a portfolio security at a disadvantageous time. A Fund's ability to close out a position in a Derivative Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of a counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any position in a Derivative Instrument can be closed out at a time and price that is favorable to the Fund.



     COVER FOR STRATEGIES USING DERIVATIVE INSTRUMENTS. Transactions using Derivative Instruments, other than purchased options, expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting ('covered') position in securities or other options or futures contracts or (2) cash or liquid securities, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for such transactions and will, if the guidelines so require, set aside cash or liquid securities in a segregated account with its custodian in the prescribed amount.



     Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Derivative Instrument is open, unless they are replaced with similar assets. As a result, committing a large portion of a Fund's assets to cover positions or to segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.



     OPTIONS. The Funds may purchase put and call options, and write (sell) covered put and call options, on debt securities. The purchase of call options may serve as a long hedge, and the purchase of put options may serve as a short hedge. Writing covered put or call options can enable a Fund to enhance income by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a covered put option declines to less than the exercise price of the option, minus the premium received, the Fund would expect to suffer a loss. Writing covered call options may serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value. If the covered call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under 'Investment Policies and Restrictions -- Illiquid Securities.'


     The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options normally have expiration dates of up to nine months. Generally, OTC options on debt securities are European style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option. Options that expire unexercised have no value.

     A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction.

Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.


     The Funds may purchase or write both exchange-traded and OTC options. However, exchange-traded or liquid OTC options on municipal debt securities are not currently available. Exchange markets for options on debt securities exist but are relatively new, and these instruments are primarily traded on the OTC market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.



     A Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. Each Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although a Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration.


     If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

     In the event that options on indices of municipal and non-municipal debt securities become available, a Fund may purchase and write put and call options on such indices in much the same manner as the more traditional options discussed above, except that index options may serve as a hedge against overall fluctuations in the debt securities markets (or market sectors) rather than anticipated increases or decreases in the value of a particular security.

     GUIDELINES FOR OPTIONS. A Fund's use of options is governed by the following guidelines, which can be changed by its board without shareholder vote:


          1. A Fund may purchase a put or call option, including any straddle or spread, only if the value of its premium, when aggregated with the premiums on all other options held by the Fund, does not exceed 5% of its total assets.



          2. The aggregate value of securities underlying put options written by any Fund determined as of the date the put options are written will not exceed 50% of its net assets.



          3. The aggregate premiums paid on all options (including options on securities and indices of debt securities and options on futures contracts) purchased by a Fund that are held at any time will not exceed 20% of its net assets.



     FUTURES. The Funds may purchase and sell municipal bond index futures contracts, municipal debt futures contracts and interest rate futures contracts. The Funds also may purchase put and call options, and write covered put and call options, on such futures contracts. The purchase of futures or call options thereon may serve as a long hedge, and the sale of futures or the purchase of put options thereon may serve as a short hedge. Writing covered call options on futures contracts may serve as a limited short hedge, and writing covered put options on futures contracts may serve as a limited long hedge, using a strategy similar to that used for writing covered call options on securities or indices.

     Futures strategies also can be used to manage the average duration of a Fund's portfolio. If Mitchell Hutchins wishes to shorten the average duration of a Fund's portfolio, the Fund may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If Mitchell Hutchins wishes to lengthen the average duration of a Fund's portfolio, the Fund may buy a futures contract or a call option thereon, or sell a put option thereon.


     No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, 'initial margin' consisting of cash, obligations of the United States or obligations fully guaranteed as to principal and interest by the United States, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

     Subsequent 'variation margin' payments are made to and from the futures broker daily as the value of the futures position varies, a process known as 'marking to market.' Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

     Holders and writers of futures positions and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. Each Fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or related option can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

     If a Fund were unable to liquidate a futures or related options position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

     Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or related options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and related options markets are subject to daily variation margin calls and might be compelled to liquidate futures or related options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, 'program trading' and other investment strategies might result in temporary price distortions.

     GUIDELINES FOR FUTURES AND RELATED OPTIONS. A Fund's use of futures and related options is governed by the following guidelines, which can be changed by its board without shareholder vote:

          1. To the extent a Fund enters into futures contracts and options on futures positions that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on those positions (excluding the amount by which options are 'in-the-money') may not exceed 5% of the Fund's net assets.

          2. The aggregate premiums paid on all options (including options on securities and indices of debt securities and options on futures contracts) purchased by any Fund that are held at any time will not exceed 20% of the Fund's net assets.

          3. The aggregate margin deposits on all futures contracts and options thereon held at any time by the Fund will not exceed 5% of the Fund's total assets.

             TRUSTEES AND OFFICERS; PRINCIPAL HOLDERS OF SECURITIES

     The trustees and executive officers of each Trust, their ages, business addresses and principal occupations during the past five years are:

                                     POSITION                      BUSINESS EXPERIENCE;
NAME AND ADDRESS*; AGE           WITH EACH TRUST                   OTHER DIRECTORSHIPS
------------------------------   ----------------  ----------------------------------------------------

Margo N. Alexander**; 51           Trustee and     Mrs. Alexander is president, chief executive officer
                                    President        and a director of Mitchell Hutchins (since January
                                                     1995) and an executive vice president and director
                                                     of PaineWebber (since March 1984). Mrs. Alexander
                                                     is president and a director or trustee of 31
                                                     investment companies for which Mitchell Hutchins
                                                     or PaineWebber serves as investment adviser.

Richard Q. Armstrong; 63             Trustee       Mr. Armstrong is chairman and principal of RQA
78 West Brother Drive                                Enterprises (management consulting firm) (since
Greenwich, CT 06830                                  April 1991 and principal occupation since March
                                                     1995). Mr. Armstrong was chairman of the board,
                                                     chief executive officer and co-owner of Adirondack
                                                     Beverages (producer and distributor of soft drinks
                                                     and sparkling/still waters) (October 1993-March
                                                     1995). He was a partner of The New England
                                                     Consulting Group (management consulting firm)
                                                     (December 1992-September 1993). He was managing
                                                     director of LVMH U.S. Corporation (U.S. subsidiary
                                                     of the French luxury goods conglomerate, Louis
                                                     Vuitton Moet Hennessey Corporation) (1987-1991)
                                                     and chairman of its wine and spirits subsidiary,
                                                     Schieffelin & Somerset Company (1987-1991). Mr.
                                                     Armstrong is a director or trustee of 30
                                                     investment companies for which Mitchell Hutchins
                                                     or PaineWebber serves as investment adviser.

                                     POSITION                      BUSINESS EXPERIENCE;
NAME AND ADDRESS*; AGE           WITH EACH TRUST                   OTHER DIRECTORSHIPS
------------------------------   ----------------  ----------------------------------------------------
E. Garrett Bewkes, Jr.**; 71       Trustee and     Mr. Bewkes is a director of Paine Webber Group Inc.
                                 Chairman of the     ('PW Group') (holding company of PaineWebber and
                                     Board of        Mitchell Hutchins). Prior to December 1995, he was
                                     Trustees        a consultant to PW Group. Prior to 1988, he was
                                                     chairman of the board, president and chief
                                                     executive officer of American Bakeries Company.
                                                     Mr. Bewkes is a director of Interstate Bakeries
                                                     Corporation and NaPro BioTherapeutics, Inc. Mr.
                                                     Bewkes is a director or trustee of 31 investment
                                                     companies for which Mitchell Hutchins or
                                                     PaineWebber serves as investment adviser.

Richard R. Burt; 51                  Trustee       Mr. Burt is chairman of IEP Advisors, Inc.
1275 Pennsylvania Avenue, N.W.                       (international investments and consulting firm)
Washington, D.C. 20004                               (since March 1994) and a partner of McKinsey &
                                                     Company (management consulting firm) (since 1991).
                                                     He is also a director of Archer-Daniels-Midland
                                                     Co. (agricultural commodities), Hollinger
                                                     International Co. (publishing), Homestake Mining
                                                     Corp., Powerhouse Technologies Inc. and Wierton
                                                     Steel Corp. He was the chief negotiator in the
                                                     Strategic Arms Reduction Talks with the former
                                                     Soviet Union (1989-1991) and the U.S. Ambassador
                                                     to the Federal Republic of Germany (1985-1989).
                                                     Mr. Burt is a director or trustee of 30 investment
                                                     companies for which Mitchell Hutchins or
                                                     PaineWebber serves as investment adviser.

Mary C. Farrell**; 48                Trustee       Ms. Farrell is a managing director, senior
                                                     investment strategist and member of the Investment
                                                     Policy Committee of PaineWebber. Ms. Farrell
                                                     joined PaineWebber in 1982. She is a member of the
                                                     Financial Women's Association and Women's Economic
                                                     Roundtable, and appears as a regular panelist on
                                                     Wall $treet Week with Louis Rukeyser. She also
                                                     serves on the Board of Overseers of New York
                                                     University's Stern School of Business. Ms. Farrell
                                                     is a director or trustee of 30 investment
                                                     companies for which Mitchell Hutchins or
                                                     PaineWebber serves as investment adviser.

                                     POSITION                      BUSINESS EXPERIENCE;
NAME AND ADDRESS*; AGE           WITH EACH TRUST                   OTHER DIRECTORSHIPS
------------------------------   ----------------  ----------------------------------------------------
Meyer Feldberg; 56                   Trustee       Mr. Feldberg is Dean and Professor of Management of
Columbia University                                  the Graduate School of Business, Columbia
101 Uris Hall                                        University. Prior to 1989, he was president of the
New York, New York 10027                             Illinois Institute of Technology. Dean Feldberg is
                                                     also a director of Primedia Inc., Federated
                                                     Department Stores, Inc. and Revlon, Inc. Dean
                                                     Feldberg is a director or trustee of 30 investment
                                                     companies for which Mitchell Hutchins or
                                                     PaineWebber serves as investment adviser.

George W. Gowen; 68                  Trustee       Mr. Gowen is a partner in the law firm of
666 Third Avenue                                     Dunnington, Bartholow & Miller. Prior to May 1994,
New York, New York 10017                             he was a partner in the law firm of Fryer, Ross &
                                                     Gowen. Mr. Gowen is a director of Columbia Real
                                                     Estate Investments, Inc. Mr. Gowen is a director
                                                     or trustee of 30 investment companies for which
                                                     Mitchell Hutchins or PaineWebber serves as
                                                     investment adviser.

Frederic V. Malek; 61                Trustee       Mr. Malek is chairman of Thayer Capital Partners
1455 Pennsylvania Avenue N.W.                        (merchant bank). From January 1992 to November
Suite 350                                            1992, he was campaign manager of Bush-Quayle '92.
Washington, D.C. 20004                               From 1990 to 1992, he was vice chairman and, from
                                                     1989 to 1990, he was president of Northwest
                                                     Airlines Inc., NWA Inc. (holding company of
                                                     Northwest Airlines Inc.) and Wings Holdings Inc.
                                                     (holding company of NWA Inc.). Prior to 1989, he
                                                     was employed by the Marriott Corporation (hotels,
                                                     restaurants, airline catering and contract
                                                     feeding), where he most recently was an executive
                                                     vice president and president of Marriott Hotels
                                                     and Resorts. Mr. Malek is also a director of
                                                     American Management Systems, Inc. (management
                                                     consulting and computer related services),
                                                     Automatic Data Processing, Inc., CB Commercial
                                                     Group, Inc. (real estate services), Choice Hotels
                                                     International (hotel and hotel franchising), FPL
                                                     Group, Inc. (electric services), Integra, Inc.
                                                     (bio-medical), Manor Care, Inc. (health care) and
                                                     Northwest Airlines Inc. Mr. Malek is a director or
                                                     trustee of 30 investment companies for which
                                                     Mitchell Hutchins or PaineWebber serves as
                                                     investment adviser.

                                     POSITION                      BUSINESS EXPERIENCE;
NAME AND ADDRESS*; AGE           WITH EACH TRUST                   OTHER DIRECTORSHIPS
------------------------------   ----------------  ----------------------------------------------------
Carl W. Schafer; 62                  Trustee       Mr. Schafer is president of the Atlantic Foundation
66 Witherspoon Street #1100                          (charitable foundation supporting mainly
Princeton, New Jersey 08542                          oceanographic exploration and research). He is a
                                                     director of Base Ten Systems, Inc. Roadway
                                                     Express, Inc. (trucking), The Guardian Group of
                                                     Mutual Funds, the Harding, Loevner Funds, Evans
                                                     Systems, Inc. (motor fuels, convenience store and
                                                     diversified company), Electronic Clearing House,
                                                     Inc. (financial transactions processing), Frontier
                                                     Oil Corporation and Nutraceutix, Inc.
                                                     (biotechnology company). Prior to January 1993, he
                                                     was chairman of the Investment Advisory Committee
                                                     of the Howard Hughes Medical Institute. Mr.
                                                     Schafer is a director or trustee of 30 investment
                                                     companies for which Mitchell Hutchins or
                                                     PaineWebber serves as investment adviser.

Cynthia N. Bow; 39                Vice President   Ms. Bow is a vice president and a portfolio manager
                                 (PW Mutual Fund     of Mitchell Hutchins. Ms. Bow has been with
                                   Trust only)       Mitchell Hutchins since 1982. Ms. Bow is a vice
                                                     president of three investment companies for which
                                                     Mitchell Hutchins or PaineWebber serves as
                                                     investment adviser.

Elbridge T. Gerry III; 41         Vice President   Mr. Gerry is a senior vice president and a portfolio
                                                     manager of Mitchell Hutchins. Prior to January
                                                     1996, he was with J.P. Morgan Private Banking
                                                     where he was responsible for managing municipal
                                                     assets, including several municipal bond funds.
                                                     Mr. Gerry is a vice president of five investment
                                                     companies for which Mitchell Hutchins or
                                                     PaineWebber serves as investment adviser.

John J. Lee; 29                   Vice President   Mr. Lee is a vice president and a manager of the
                                  and Assistant      mutual fund finance department of Mitchell
                                    Treasurer        Hutchins. Prior to September 1997, he was an audit
                                                     manager in the financial services practice of
                                                     Ernst & Young LLP. Mr. Lee is a vice president and
                                                     assistant treasurer of 30 investment companies for
                                                     which Mitchell Hutchins or PaineWebber serves as
                                                     investment adviser.

                                     POSITION                      BUSINESS EXPERIENCE;
NAME AND ADDRESS*; AGE           WITH EACH TRUST                   OTHER DIRECTORSHIPS
------------------------------   ----------------  ----------------------------------------------------
Dennis McCauley; 51               Vice President   Mr. McCauley is a managing director and chief
                                                     investment officer -- fixed income of Mitchell
                                                     Hutchins. Prior to December 1994, he was director
                                                     of fixed income investments of IBM Corporation.
                                                     Mr. McCauley is a vice president of 20 investment
                                                     companies for which Mitchell Hutchins or
                                                     PaineWebber serves as investment adviser.

Ann E. Moran; 40                  Vice President   Ms. Moran is a vice president and a manager of the
                                  and Assistant      mutual fund finance department of Mitchell
                                    Treasurer        Hutchins. Ms. Moran is a vice president and
                                                     assistant treasurer of 31 investment companies for
                                                     which Mitchell Hutchins or PaineWebber serves as
                                                     investment adviser.

Richard S. Murphy; 43             Vice President   Mr. Murphy is a senior vice president and a
                                 (PW Mutual Fund     portfolio manager of Mitchell Hutchins. Prior to
                                   Trust only)       March 1994 Mr. Murphy was a vice president at
                                                     American International Group. Mr. Murphy is a vice
                                                     president of two investment companies for which
                                                     Mitchell Hutchins or PaineWebber serves as
                                                     investment adviser.

Dianne E. O'Donnell; 46           Vice President   Ms. O'Donnell is a senior vice president and deputy
                                  and Secretary      general counsel of Mitchell Hutchins. Ms.
                                                     O'Donnell is a vice president and secretary of 30
                                                     investment companies and vice president and
                                                     assistant secretary of one investment company for
                                                     which Mitchell Hutchins or PaineWebber serves as
                                                     investment adviser.

Emil Polito; 37                   Vice President   Mr. Polito is a senior vice president and director
                                                     of operations and control for Mitchell Hutchins.
                                                     From March 1991 to September 1993 he was director
                                                     of the mutual funds sales support and service
                                                     center for Mitchell Hutchins and PaineWebber. Mr.
                                                     Polito is also a vice president of 31 investment
                                                     companies for which Mitchell Hutchins or
                                                     PaineWebber serves as investment adviser.

                                     POSITION                      BUSINESS EXPERIENCE;
NAME AND ADDRESS*; AGE           WITH EACH TRUST                   OTHER DIRECTORSHIPS
------------------------------   ----------------  ----------------------------------------------------
Victoria E. Schonfeld; 47         Vice President   Ms. Schonfeld is a managing director and general
                                                     counsel of Mitchell Hutchins. Prior to May 1994,
                                                     she was a partner in the law firm of Arnold &
                                                     Porter. Ms. Schonfeld is a vice president of 30
                                                     investment companies and vice president and
                                                     secretary of one investment company for which
                                                     Mitchell Hutchins or PaineWebber serves as
                                                     investment adviser.
Paul H. Schubert; 35              Vice President   Mr. Schubert is a senior vice president and the
                                  and Treasurer      director of the mutual fund finance department of
                                                     Mitchell Hutchins. From August 1992 to August
                                                     1994, he was a vice president at BlackRock
                                                     Financial Management L.P. Mr. Schubert is a vice
                                                     president and treasurer of 31 investment companies
                                                     for which Mitchell Hutchins or PaineWebber serves
                                                     as investment adviser.
Barney A. Taglialatela; 37        Vice President   Mr. Taglialatela is a vice president and a manager
                                  and Assistant      of the mutual fund finance department of Mitchell
                                    Treasurer        Hutchins. Prior to February 1995, he was a manager
                                                     of the mutual fund finance division of Kidder
                                                     Peabody Asset Management, Inc. Mr. Taglialatela is
                                                     a vice president of 31 investment companies for
                                                     which Mitchell Hutchins or PaineWebber serves as
                                                     investment adviser.
William W. Veronda; 52            Vice President   Mr. Veronda is a senior vice president of Mitchell
                                  (PW Municipal      Hutchins. Prior to September 1995, he was a senior
                                   Series only)      vice president and general manager at Invesco
                                                     Funds Group. Mr. Veronda is vice president of one
                                                     investment company for which Mitchell Hutchins or
                                                     PaineWebber serves as investment adviser.
Keith A. Weller; 36               Vice President   Mr. Weller is a first vice president and associate
                                  and Assistant      general counsel of Mitchell Hutchins. Prior to May
                                    Secretary        1995, he was an attorney in private practice. Mr.
                                                     Weller is a vice president and assistant secretary
                                                     of 30 investment companies for which Mitchell
                                                     Hutchins or PaineWebber serves as investment
                                                     adviser.
Ian W. Williams; 41               Vice President   Mr. Williams is a vice president and a manager of
                                  and Assistant      the mutual fund finance department of Mitchell
                                    Treasurer        Hutchins. Mr. Williams is a vice president of 31
                                                     investment companies for which Mitchell Hutchins
                                                     or PaineWebber serves as investment adviser.


                                                        (footnotes on next page)

(footnotes from previous page)

 * Unless otherwise indicated, the business address of each listed person is 1285 Avenue of the Americas, New York, New York 10019.


** Mrs. Alexander, Mr. Bewkes and Ms. Farrell are 'interested persons' of each
   Fund as defined in the 1940 Act by virtue of their positions with Mitchell Hutchins, PaineWebber and/or PW Group.



     Each Trust pays trustees who are not 'interested persons' of the Trust ('disinterested trustees') $1,000 annually for each series and $150 per series for each board meeting and each separate meeting of a board committee (other than committee meetings held on the same day as a board meeting). Each Trust presently has two series and thus pays each such trustee $2,000 annually, plus any additional annual amounts due for board or committee meetings. Each chairman of the audit and contract review committees of individual funds within the PaineWebber fund complex receives additional compensation aggregating $15,000 annually from the relevant funds. All Trustees are reimbursed for any expenses incurred in attending meetings. Trustees and officers of the Trusts own in the aggregate less than 1% of the shares of each Fund. Because Mitchell Hutchins and PaineWebber perform substantially all of the services necessary for the operation of the Trusts and the Funds, neither Trust requires any employees. No officer, director or employee of Mitchell Hutchins or PaineWebber presently receives any compensation from the Trusts for acting as a trustee or officer.



     The table below includes certain information relating to the compensation of each Trust's current trustees who held office with that Trust or with other PaineWebber funds during the fiscal year ended February 28, 1998.


                             COMPENSATION TABLE'D'


                                      AGGREGATE COMPENSATION    AGGREGATE COMPENSATION     TOTAL COMPENSATION FROM
                                         FROM PAINEWEBBER       FROM PAINEWEBBER MUTUAL    THE TRUSTS AND THE FUND
     NAME OF PERSON, POSITION           MUNICIPAL SERIES*             FUND TRUST*                 COMPLEX**
-----------------------------------   ----------------------    -----------------------    -----------------------
Richard Q. Armstrong,
  Trustee..........................           $4,100                    $ 4,100                   $  94,885
Richard R. Burt,
  Trustee..........................            3,800                      3,800                      87,085
Meyer Feldberg,
  Trustee..........................            4,100                      4,100                     117,853
George W. Gowen,
  Trustee..........................            4,692                      4,692                     101,567
Frederic V. Malek,
  Trustee..........................            4,100                      4,100                      95,845
Carl W. Schafer,
  Trustee..........................            4,100                      4,100                      94,885


------------------


 'D'Only disinterested trustees are compensated by the Trusts and identified above; trustees who are 'interested persons,' as defined by the 1940 Act, do not receive compensation.



 * Represents fees paid to each trustee during the fiscal year ended February 28, 1998.



** Represents total compensation paid to each board member during the calendar year ended December 31, 1997; no fund within the fund complex has a bonus, pension, profit sharing or retirement plan.


                        PRINCIPAL HOLDERS OF SECURITIES


     As of May 31, 1998, the Trusts' records indicate that no shareholder owned more than 5% of a Fund's shares.

               INVESTMENT ADVISORY AND DISTRIBUTION ARRANGEMENTS

     INVESTMENT ADVISORY ARRANGEMENTS. Mitchell Hutchins acts as the investment adviser and administrator of California Tax-Free Income Fund and National Tax-Free Income Fund pursuant to a contract dated April 21, 1988 with PaineWebber Mutual Fund Trust, as supplemented by a Fee Agreement dated June 30, 1992 with respect to National Tax-Free Income Fund, and of Municipal High Income Fund and New York Tax-Free Income Fund pursuant to a contract with PaineWebber Municipal Series dated July 1, 1989 (each an 'Advisory Contract' and, collectively, the 'Advisory Contracts'). Under the Advisory Contracts, each Fund pays Mitchell Hutchins a fee, computed daily and paid monthly, at the annual rate of 0.50% of average daily net assets in the case of California Tax-Free Income Fund and National Tax-Free Income Fund and 0.60% of average daily net assets in the case of Municipal High Income Fund and New York Tax-Free Income Fund.

     Pursuant to the Advisory Contracts, during each of the periods indicated, Mitchell Hutchins earned (or accrued) advisory fees in the amounts set forth below:


                                                                  FISCAL YEAR ENDED FEBRUARY 28/29
                                                               --------------------------------------
                                                                  1998          1997          1996
                                                               ----------    ----------    ----------
California Tax-Free Income Fund.............................   $  776,955    $  902,327    $1,116,442
National Tax-Free Income Fund...............................   $1,634,990    $2,022,871    $2,388,482
Municipal High Income Fund..................................   $  551,107    $  555,499    $  647,537
New York Tax-Free Income Fund...............................   $  264,754    $  312,553    $  380,993
                                                                (of which     (of which
                                                                 $117,350      $123,590
                                                               was waived)   was waived)



     Prior to August 1, 1997 PaineWebber provided certain services to the Funds not otherwise provided by PFPC Inc. ('PFPC'), the Fund's transfer agent, which agreement is reviewed by each board annually, PaineWebber earned (or accrued) the amounts set forth below during each of the periods indicated:



                                                                                   FISCAL YEAR ENDED
                                                               FOR THE FIVE          FEBRUARY 28/29
                                                               MONTHS ENDED       --------------------
                                                               JULY 31, 1997       1997         1996
                                                               -------------      -------      -------
California Tax-Free Income Fund...........................        $ 5,924         $16,293      $19,943
National Tax-Free Income Fund.............................        $15,757         $43,965      $52,513
Municipal High Income Fund................................        $ 5,104         $13,436      $15,997
New York Tax-Free Income Fund.............................        $ 2,077         $ 7,682      $ 9,267
                                                                                      (of
                                                                                    which
                                                                                   $7,682
                                                                                      was
                                                                                   waived)



     Subsequent to July 31, 1997, PFPC (not the Funds) pays PaineWebber for certain transfer agency related services that PFPC has delegated to PaineWebber.


     Under the terms of the applicable Advisory Contract, each Fund bears all expenses incurred in its operation that are not specifically assumed by Mitchell Hutchins. General expenses of a Trust not readily identifiable as belonging to a particular Fund are allocated between the appropriate Funds by or under the direction of the board in such manner as the board deems fair and equitable. Expenses borne by each Fund include the following: (1) the cost (including brokerage commissions, if any) of securities purchased or sold by the Fund and any losses incurred in connection therewith; (2) fees payable to and expenses incurred on behalf of the Fund by Mitchell Hutchins; (3) organizational expenses; (4) filing fees and expenses relating to the registration and qualification of the Fund's shares under federal and state securities laws and maintenance of such registrations and qualifications; (5) fees and salaries payable to trustees who are not interested persons of the Fund or Mitchell Hutchins; (6) all expenses incurred in connection with the trustees' services, including travel expenses; (7) taxes (including any income or franchise taxes) and governmental fees; (8) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Fund for violation of any law; (10) legal, accounting and auditing expenses, including legal fees of special counsel for the independent trustees; (11) charges of custodians, transfer agents and other agents; (12) costs of preparing share certificates; (13) expenses of setting in type and printing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders and costs of mailing such materials to existing shareholders; (14) any extraordinary expenses (including fees and disbursements of counsel) incurred by the Fund; (15) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (16) costs of mailing and tabulating proxies and costs of meetings of shareholders, the board and any committees thereof; (17) the cost of investment company literature and other publications provided to trustees and officers; and (18) costs of mailing, stationery and communications equipment.

     Under each Advisory Contract, Mitchell Hutchins will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the Advisory Contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Mitchell Hutchins in the performance of its duties or from reckless disregard of its duties and obligations thereunder. Each Advisory Contract terminates automatically upon its assignment and is terminable at any time without penalty by the board or by vote of the holders of a majority of a Fund's outstanding voting securities, on 60 days' written notice to Mitchell Hutchins or by Mitchell Hutchins on 60 days' written notice to a Fund.


     The following table shows the approximate net assets as of May 31, 1998, sorted by category of investment objective, of the investment companies as to which Mitchell Hutchins serves as adviser or sub-adviser. An investment company may fall into more than one of the categories below.



                                                                                    NET ASSETS
                               INVESTMENT CATEGORY                                    ($MIL)
---------------------------------------------------------------------------------   ----------
Domestic (excluding Money Market)................................................   $  7,322.7
Global...........................................................................      3,788.7
Equity/Balanced..................................................................      6,260.8
Fixed Income (excluding Money Market)............................................      4,850.6
Taxable Fixed Income.............................................................      3,267.9
Tax-Free Fixed Income............................................................      1,582.7
Money Market Funds...............................................................     28,628.3



     PERSONNEL TRADING POLICIES. Mitchell Hutchins personnel may invest in securities for their own accounts pursuant to a code of ethics that describes the fiduciary duty owed to shareholders of the PaineWebber funds and other Mitchell Hutchins advisory accounts by all Mitchell Hutchins directors, officers and employees, establishes procedures for personal investing and restricts certain transactions. For example, employee accounts generally must be maintained at PaineWebber, personal trades in most securities require pre-clearance and short-term trading and participation in initial public offerings generally are prohibited. In addition, the code of ethics puts restrictions on the timing of personal investing in relation to trades by PaineWebber funds and other Mitchell Hutchins advisory clients.



     DISTRIBUTION ARRANGEMENTS. Mitchell Hutchins acts as the distributor of each class of shares of the Funds under separate distribution contracts with each Trust (collectively, 'Distribution Contracts'). Each Distribution Contract requires Mitchell Hutchins to use its best efforts, consistent with its other businesses, to sell shares of the applicable Fund. Shares of the Funds are offered continuously. Under separate exclusive dealer agreements between Mitchell Hutchins and PaineWebber, relating to each class of shares of the Funds (collectively, 'Exclusive Dealer Agreements'), PaineWebber and its correspondent firms sell each Fund's shares.


     Under separate plans of distribution pertaining to the Class A, Class B and Class C shares of the Funds adopted by the Trusts in the manner prescribed under Rule 12b-1 under the 1940 Act ('Class A Plan,' 'Class B Plan' and 'Class C Plan,' collectively, 'Plans'), each Fund pays Mitchell Hutchins a service fee, accrued daily and payable monthly, at the annual rate of 0.25% of the average daily net assets of each Class of shares. Under the Class B Plan, each Fund also pays Mitchell Hutchins a distribution fee, accrued daily and payable monthly, at the annual rate of 0.75% of the average daily net assets of the Class B shares. Under the Class C Plan, each Fund pays Mitchell Hutchins a distribution fee, accrued daily and payable monthly, at the annual rate of 0.50% of the average daily net assets of the Class C shares. There is no distribution plan with respect to the Funds' Class Y shares.


     Among other things, each Plan provides that (1) Mitchell Hutchins will submit to the applicable board at least quarterly, and the board members will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the applicable board, including those board members who are not 'interested persons' of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan, acting in person at a meeting called for that purpose, (3) payments by a Fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of the relevant Class of that Fund and (4) while the Plan remains in effect, the selection and nomination of board members who are not 'interested persons' of the Trust shall be committed to the discretion of the board members who are not interested persons of the Trust.



     In reporting amounts expended under the Plans to the board members, Mitchell Hutchins will allocate expenses attributable to the sale of each Class of Fund shares to such Class based on the ratio of sales of the shares of such Class to the sales of the three classes of shares for which there are Plans. The fees paid by one Class of Fund shares will not be used to subsidize the sale of any other Class of Fund shares.


     Under prior plans of distribution substantially similar to the Class A Plan, each Fund paid Mitchell Hutchins a monthly distribution fee computed at the same rate and in the same manner as the service fees under the Class A Plan.


     The Funds paid (or accrued) the following fees to Mitchell Hutchins under the Class A, Class B and Class C Plans during the fiscal year ended February 28, 1998:



                                                       CALIFORNIA      NATIONAL                          NEW YORK
                                                        TAX-FREE       TAX-FREE      MUNICIPAL HIGH      TAX-FREE
                                                       INCOME FUND    INCOME FUND     INCOME FUND      INCOME FUND*
                                                       -----------    -----------    --------------    ------------
Class A.............................................    $ 299,711      $ 593,783        $136,456         $ 56,124
Class B.............................................      185,535        364,267         183,553           85,494
Class C.............................................      127,095        396,151         141,828           98,452



     Mitchell Hutchins estimates that it and its parent corporation, PaineWebber, incurred the following shareholder service-related and distribution-related expenses with respect to the Funds during the fiscal year ended February 28, 1998:


                                    CLASS A


                                                       CALIFORNIA      NATIONAL                          NEW YORK
                                                        TAX-FREE       TAX-FREE      MUNICIPAL HIGH      TAX-FREE
                                                       INCOME FUND    INCOME FUND     INCOME FUND      INCOME FUND
                                                       -----------    -----------    --------------    ------------
Marketing and advertising...........................    $ 123,927     $  190,360        $ 70,894         $ 52,043
Amortization of commissions.........................          N/A            N/A             N/A              N/A
Printing of prospectuses and statements of
  additional information............................        1,847          3,761             400              361
Branch network costs allocated and interest
  expense...........................................      562,515      1,186,550         219,232          107,351
Service fees paid to PaineWebber investment
  executives........................................      113,889        225,638          51,853           21,330

                                    CLASS B


                                                        CALIFORNIA      NATIONAL                         NEW YORK
                                                         TAX-FREE       TAX-FREE      MUNICIPAL HIGH     TAX-FREE
                                                        INCOME FUND    INCOME FUND     INCOME FUND      INCOME FUND
                                                        -----------    -----------    --------------    -----------
Marketing and advertising............................     $19,161       $  29,190        $ 23,888         $19,840
Amortization of commissions..........................      52,693         102,588          52,001          24,132
Printing of prospectuses and statements of additional
  information........................................         286             538             136             119
Branch network costs allocated and interest
  expense............................................      93,032         192,916          73,873          43,617
Service fees paid to PaineWebber investment
  executives.........................................      17,625          34,606          17,437           8,151


                                    CLASS C


                                                        CALIFORNIA      NATIONAL                         NEW YORK
                                                         TAX-FREE       TAX-FREE      MUNICIPAL HIGH     TAX-FREE
                                                        INCOME FUND    INCOME FUND     INCOME FUND      INCOME FUND
                                                        -----------    -----------    --------------    -----------
Marketing and advertising............................     $17,519       $  42,336        $ 24,538         $30,439
Amortization of commissions..........................      32,198         100,357          35,931          25,066
Printing of prospectuses and statements of additional
  information........................................         261             815             142             198
Branch network costs allocated and interest
  expense............................................      80,100         265,571          75,894          63,223
Service fees paid to PaineWebber investment
  executives.........................................      16,098          50,179          17,965          11,704


     'Marketing and advertising' includes various internal costs allocated by Mitchell Hutchins to its efforts at distributing Fund shares. These internal costs encompass office rent, salaries and other overhead expenses of various departments and areas of operations of Mitchell Hutchins. 'Branch network costs allocated and interest expense' consist of an allocated portion of the expenses of various PaineWebber departments involved in the distribution of each Fund's shares, including the PaineWebber retail branch system.

     In approving the Funds' overall Flexible Pricing'sm' system of distribution, each board considered several factors, including that implementation of Flexible Pricing would (1) enable investors to choose the purchasing option best suited to their individual situation, thereby encouraging current shareholders to make additional investments in the Funds and attracting new investors and assets to the Funds to the benefit of each Fund and its shareholders; (2) facilitate distribution of the Funds' shares; and (3) maintain the competitive position of the Funds in relation to other funds that have implemented or are seeking to implement similar distribution arrangements.

     In approving the Class A Plan, each board considered all the features of the distribution system, including (1) the conditions under which initial sales charges would be imposed and the amount of such charges, (2) Mitchell Hutchins' belief that the initial sales charge combined with a service fee would be attractive to PaineWebber investment executives and correspondent firms, resulting in greater growth of the Funds than might otherwise be the case, (3) the advantages to the shareholders of economies of scale resulting from growth in each Fund's assets and potential continued growth, (4) the services provided to each Fund and its shareholders by Mitchell Hutchins, (5) the services provided by PaineWebber pursuant to its Exclusive Dealer Agreement with Mitchell Hutchins and (6) Mitchell Hutchins' shareholder service-related expenses and costs.

     In approving the Class B Plan, each board considered all the features of the distribution system, including (1) the conditions under which contingent deferred sales charges would be imposed and the amount of such charges, (2) the advantage to investors in having no initial sales charges deducted from Fund purchase payments and instead having the entire amount of their purchase payments immediately invested in Fund shares, (3) Mitchell Hutchins' belief that the ability of PaineWebber investment executives and correspondent firms to receive sales commissions when Class B shares are sold and continuing service fees thereafter while their customers invest their entire purchase payments immediately in Class B shares would prove attractive to the investment executives and correspondent firms, resulting in greater growth of each Fund than might otherwise be the case, (4) the advantages to the shareholders of economies of scale resulting from growth in each Fund's assets and potential continued growth, (5) the services provided to each Fund and its shareholders by Mitchell Hutchins, (6) the services provided by PaineWebber pursuant to its Exclusive Dealer Agreement with Mitchell Hutchins and (7) Mitchell Hutchins' shareholder service- and distribution-related expenses and costs. The board members also recognized that Mitchell Hutchins' willingness to compensate PaineWebber and its investment executives, without the concomitant receipt by Mitchell Hutchins of initial sales charges, was conditioned upon its expectation of being compensated under the Class B Plan.



     In approving the Class C Plan, each board considered all the features of the distribution system, including (1) the advantage to investors in having no initial sales charges deducted from Fund purchase payments and instead having the entire amount of their purchase payments immediately invested in Fund shares, (2) the advantage to investors in being free from contingent deferred sales charges upon redemption for shares held more than one year and paying for distribution on an ongoing basis, (3) Mitchell Hutchins' belief that the ability of PaineWebber investment executives and correspondent firms to receive sales compensation for their sales of Class C shares on an ongoing basis, along with continuing service fees, while their customers invest their entire purchase payments immediately in Class C shares and do not face contingent deferred sales charges, would prove attractive to the investment executives and correspondent firms, resulting in greater growth to each Fund than might otherwise be the case, (4) the advantages to the shareholders of economies of scale resulting from growth in each Fund's assets and potential continued growth, (5) the services provided to each Fund and its shareholders by Mitchell Hutchins, (6) the services provided by PaineWebber pursuant to its Exclusive Dealer Agreement with Mitchell Hutchins and (7) Mitchell Hutchins' shareholder service-and distribution-related expenses and costs. The board members also recognized that Mitchell Hutchins' willingness to compensate PaineWebber and its investment executives, without the concomitant receipt by Mitchell Hutchins of initial sales charges or contingent deferred sales charges upon redemption, was conditioned upon its expectation of being compensated under the Class C Plan.


     With respect to each Plan, the boards considered all compensation that Mitchell Hutchins would receive under the Plan and the Distribution Contract, including service fees and, as applicable, initial sales charges, distribution fees and contingent deferred sales charges. The boards also considered the benefits that would accrue to Mitchell Hutchins under each Plan in that Mitchell Hutchins would receive service, distribution and advisory fees that are calculated based upon a percentage of the average net assets of a Fund, which fees would increase if the Plan were successful and the Funds attained and maintained significant asset levels.


     Under the Distribution Contract between each Trust and Mitchell Hutchins for the Class A shares and similar prior distribution contracts, for the fiscal years (or periods) set forth below, Mitchell Hutchins earned the following approximate amounts of sales charges and retained the following approximate amounts, net of concessions to PaineWebber as exclusive dealer:


                        CALIFORNIA TAX-FREE INCOME FUND


                                                                               FISCAL YEARS ENDED FEBRUARY 28/29
                                                                               ---------------------------------
                                                                                 1998        1997        1996
                                                                                -------     -------     -------
Earned......................................................................    $79,848     $56,842     $57,198
Retained....................................................................      6,304       4,798       1,224


                         NATIONAL TAX-FREE INCOME FUND


                                                                              FISCAL YEARS ENDED FEBRUARY 28/29
                                                                              ---------------------------------
                                                                               1998         1997        1996
                                                                              -------     --------     -------
Earned....................................................................    $79,748     $148,485     $66,206
Retained..................................................................      6,357        1,253       1,026

                           MUNICIPAL HIGH INCOME FUND


                                                                              FISCAL YEARS ENDED FEBRUARY 28/29
                                                                              ---------------------------------
                                                                                1998        1997        1996
                                                                              --------     -------     -------
Earned....................................................................    $121,988     $23,894     $52,683
Retained..................................................................       7,764       1,867         964


                         NEW YORK TAX-FREE INCOME FUND


                                                                                FISCAL YEARS ENDED FEBRUARY 28/29
                                                                                ---------------------------------
                                                                                 1998        1997        1996
                                                                                -------     -------     -------
Earned......................................................................    $47,579     $11,290     $14,417
Retained....................................................................      3,962         838       1,034



     Mitchell Hutchins earned and retained the following contingent deferred sales charges paid upon certain redemptions of shares for the fiscal year ended February 28, 1998:



                                         CALIFORNIA         NATIONAL           MUNICIPAL           NEW YORK
                                          TAX-FREE          TAX-FREE              HIGH             TAX-FREE
                                         INCOME FUND       INCOME FUND        INCOME FUND         INCOME FUND
                                         -----------       -----------       --------------       -----------
Class A............................           None               None               None               None
Class B............................        $64,883          $ 121,302           $ 87,604            $25,199
Class C............................          1,006              2,014              1,442              1,278


                             PORTFOLIO TRANSACTIONS

     Subject to policies established by each board, Mitchell Hutchins is responsible for the execution of each Fund's portfolio transactions and the allocation of brokerage transactions. In executing portfolio transactions, Mitchell Hutchins seeks to obtain the best net results for a Fund, taking into account such factors as the price (including the applicable dealer spread or brokerage commission), size of order, difficulty of execution and operational facilities of the firm involved. Each Fund effects its portfolio transactions with municipal bond dealers. Municipal securities are traded on the OTC market on a 'net' basis without a stated commission through dealers acting for their own account and not as brokers. Prices paid to dealers in principal transactions generally include a 'spread,' which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at that time. Since inception, the Funds have not paid any brokerage commissions.

     For purchases or sales with broker-dealer firms which act as principal, Mitchell Hutchins seeks best execution. Although Mitchell Hutchins may receive certain research or execution services in connection with those transactions, Mitchell Hutchins will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. Moreover, Mitchell Hutchins will not enter into any explicit soft dollar arrangements relating to principal transactions and will not receive in principal transactions the types of services which could be purchased for hard dollars. Mitchell Hutchins may engage in agency transactions in OTC debt securities in return for research and execution services. These transactions are entered into only in compliance with procedures ensuring that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services. These procedures include Mitchell Hutchins' receiving multiple quotes from dealers before executing the transactions on an agency basis.

     Information and research services furnished by dealers or brokers with or through which the Funds effect securities transactions may be used by Mitchell Hutchins in advising other funds or accounts and, conversely, research services furnished to Mitchell Hutchins by dealers or brokers in connection with other funds or accounts Mitchell Hutchins advises may be used by Mitchell Hutchins in advising the Funds. Information and research received from such brokers or dealers will be in addition to, and not in lieu of, the services required to be performed by Mitchell Hutchins under the Advisory Contracts.

     Investment decisions for the Funds and for other investment accounts managed by Mitchell Hutchins are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for a Fund and one or more such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between the Fund involved and such other account(s) as to amount according to a formula deemed equitable to the Fund and such account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the Fund.

     No Fund will purchase securities that are offered in underwritings in which Mitchell Hutchins or any of its affiliates is a member of the underwriting or selling group, except pursuant to procedures adopted by each Trust's board of trustees pursuant to Rule 10f-3 under the 1940 Act. Among other things, these procedures require that the commission or spread paid in connection with such a purchase be reasonable and fair, that the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offering and that Mitchell Hutchins or any affiliate thereof not participate in or benefit from the sale to a Fund.

     PORTFOLIO TURNOVER. Each Fund's annual portfolio turnover rate may vary greatly from year to year, but it will not be a limiting factor when management deems portfolio changes appropriate. The portfolio turnover rate is calculated by dividing the lesser of a Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year.

     During the periods indicated, the portfolio turnover rates for each Fund were as set forth below:


                                                               PORTFOLIO TURNOVER RATES FOR THE
                                                                   YEARS ENDED FEBRUARY 28
                                                             ------------------------------------
                                                                   1998                1997
                                                             ----------------    ----------------
California Tax-Free Income Fund...........................          107%                73%
National Tax-Free Income Fund.............................           79%                81%
Municipal High Income Fund................................           22%                64%
New York Tax-Free Income Fund.............................           34%                40%

           REDUCED SALES CHARGES, ADDITIONAL EXCHANGE AND REDEMPTION
                         INFORMATION AND OTHER SERVICES


     COMBINED PURCHASE PRIVILEGE-CLASS A SHARES. Investors and eligible groups of related Fund investors may combine purchases of Class A shares of the Funds with concurrent purchases of Class A shares of any other PaineWebber mutual fund and thus take advantage of the reduced sales charges for Class A shares indicated in the tables of sales charges in the Prospectus. The sales charge payable on the purchase of shares of Class A shares of the Funds and Class A shares of such other funds will be at the rates applicable to the total amount of the combined concurrent purchases.


     An 'eligible group of related Fund investors' can consist of any combination of the following:

          (a) an individual, that individual's spouse, parents and children;

          (b) an individual and his or her Individual Retirement Account
     ('IRA');

          (c) an individual (or eligible group of individuals) and any company controlled by the individual(s) (a person, entity or group that holds 25% or more of the outstanding voting securities of a corporation will be deemed to control the corporation, and a partnership will be deemed to be controlled by each of its general partners);

          (d) an individual (or eligible group of individuals) and one or more employee benefit plans of a company controlled by the individual(s);

          (e) an individual (or eligible group of individuals) and a trust created by the individual(s), the beneficiaries of which are the individual and/or the individual's spouse, parents or children;

          (f) an individual and a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse;

          (g) an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that other employer); or

          (h) individual accounts related together under one registered investment adviser having full discretion and control over the accounts. The registered investment adviser must communicate at least quarterly through a newsletter or investment update establishing a relationship with all of the accounts.

     RIGHTS OF ACCUMULATION-CLASS A SHARES. Reduced sales charges are available through a right of accumulation, under which investors and eligible groups of related Fund investors (as defined above) are permitted to purchase Class A shares of the Funds among related accounts at the offering price applicable to the total of (1) the dollar amount then being purchased plus (2) an amount equal to the then-current net asset value of the purchaser's combined holdings of Class A Fund shares and Class A shares of any other PaineWebber mutual fund. The purchaser must provide sufficient information to permit confirmation of his or her holdings, and the acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time.

     WAIVERS OF SALES CHARGES-CLASS B SHARES. Among other circumstances, the contingent deferred sales charge on Class B shares is waived where a total or partial redemption is made within one year following the death of the shareholder. The contingent deferred sales charge waiver is available where the decedent is either the sole shareholder or owns the shares with his or her spouse as a joint tenant with right of survivorship. This waiver applies only to redemption of shares held at the time of death.


     ADDITIONAL EXCHANGE AND REDEMPTION INFORMATION. As discussed in the Prospectus, eligible shares of each Fund may be exchanged for shares of the corresponding Class of most other PaineWebber mutual funds. Shareholders will receive at least 60 days' notice of any termination or material modification of the exchange offer, except that no notice need be given if under extraordinary circumstances, either redemptions are suspended under the circumstances described below or a Fund temporarily delays or ceases the sales of its shares because it is unable to invest amounts effectively in accordance with the Fund's investment objectives, policies and restrictions.


     If conditions exist that make cash payments undesirable, each Fund reserves the right to honor any request for redemption by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing the Fund's net asset value. Any such redemption in kind will be made with readily marketable securities, to the extent available. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities into cash. Each Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, under which a Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for one shareholder. This election is irrevocable unless the SEC permits its withdrawal. A Fund may suspend redemption privileges or postpone the date of payment during any period (1) when the New York Stock Exchange ('NYSE') is closed or trading on the NYSE is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for the Fund to dispose of securities owned by it or fairly to determine the value of its assets or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of a Fund's portfolio at the time.



     AUTOMATIC INVESTMENT PLAN. Participation in the Automatic Investment Plan enables an investor to use the technique of 'dollar cost averaging.' When the investor invests the same dollar amount each month under the Plan, the investor will purchase more shares when a Fund's net asset value per share is low and fewer shares when the net asset value per share is high. Using this technique, an investor's average purchase price per share over any given period will be lower than if the investor purchased a fixed number of shares on a monthly basis during the period. Of course, investing through the automatic investment plan does not assure a profit or protect against loss in declining markets. Additionally, because the automatic investment plan involves continuous investing regardless of price levels, an investor should consider his or her financial ability to continue purchases through periods of both high and low price levels.



     SYSTEMATIC WITHDRAWAL PLAN. An investor's participation in the systematic withdrawal plan will terminate automatically if the 'Initial Account Balance' (a term that means the value of the Fund account at the time the investor elects to participate in the systematic withdrawal plan) less aggregate redemptions made other than pursuant to the systematic withdrawal plan is less than $5,000 for Class A and Class C shareholders or $20,000 for Class B shareholders. Purchases of additional Fund shares concurrent with withdrawals are ordinarily disadvantageous to shareholders because of tax liabilities and, for Class A shares, initial sales charges. On or about the 20th of a month for monthly, quarterly, semi-annual or annual plans, PaineWebber will arrange for redemption by a Fund of sufficient Fund shares to provide the withdrawal payment specified by participants in the Funds' systematic withdrawal plan. The payment generally is mailed approximately five business days (defined under 'Valuation of Shares') after the redemption date. Withdrawal payments should not be considered dividends but redemption proceeds, with the tax consequences described under 'Dividends and Taxes' in the Prospectus. If periodic withdrawals continually exceed reinvested dividends and other distributions, a shareholder's investment may be correspondingly reduced. A shareholder may change the amount of the systematic withdrawal or terminate participation in the systematic withdrawal plan at any time without charge or penalty by written instructions with signatures guaranteed to PaineWebber or PFPC ('Transfer Agent').


     Instructions to participate in the plan, change the withdrawal amount or terminate participation in the plan will not be effective until five days after written instructions with signatures guaranteed are received by the Transfer Agent. Shareholders may request the forms needed to establish a systematic withdrawal plan from their PaineWebber investment executives, correspondent firms or the Transfer Agent at 1-800-647-1568.


     REINSTATEMENT PRIVILEGE-CLASS A SHARES. As described in the Prospectus, shareholders who have redeemed Class A shares of a Fund may reinstate their account without a sales charge. Shareholders may exercise the reinstatement privilege by notifying the Transfer Agent of such desire and forwarding a check for the amount to be purchased within 365 days after the date of redemption. The reinstatement will be made at the net asset value per share next computed after the notice of reinstatement and check are received. The amount of a purchase under this reinstatement privilege cannot exceed the amount of the redemption proceeds. Gain on a redemption is taxable regardless of whether the reinstatement privilege is exercised; however, a loss arising out of a redemption will not be deductible to the extent the redemption proceeds are reinvested, if the reinstatement privilege is exercised within 30 days after redemption, and an adjustment will be made to the shareholder's tax basis for the shares acquired pursuant to the reinstatement privilege. Gain or loss on a redemption also will be adjusted for federal income tax purposes by the amount of any sales charge paid on Class A shares, under the circumstances and to the extent described under 'Dividends & Taxes' in the Prospectus.


PAINEWEBBER RMA RESOURCE ACCUMULATION PLAN'sm';
PAINEWEBBER RESOURCE MANAGEMENT ACCOUNT'r' (RMA'r')


     Shares of the PaineWebber mutual funds (each a 'PW Fund' and, collectively, the 'PW Funds') are available for purchase by customers of PaineWebber and its correspondent firms who maintain Resource Management Accounts ('RMA Accountholders') through the RMA Resource Accumulation Plan ('Accumulation Plan'). The Accumulation Plan allows an RMA accountholder to continually invest in one or more of the PW Funds at regular intervals, with payment for shares purchased automatically deducted from the client's RMA account. The client may elect to invest at monthly or quarterly intervals and may elect either to invest a fixed dollar amount (minimum $100 per period) or to purchase a fixed number of shares. A client can elect to have Accumulation Plan purchases executed on the first or fifteenth day of the month. Settlement occurs three Business Days (defined under 'Valuation of Shares') after the trade date, and the purchase price of the shares is withdrawn from the investor's RMA account on the settlement date from the following sources and in the following order: uninvested cash balances, balances in RMA money market funds, or margin borrowing power, if applicable to the account.



     To participate in the Accumulation Plan, an investor must be an RMA accountholder, must have made an initial purchase of the shares of each PW Fund selected for investment under the Accumulation Plan (meeting applicable minimum investment requirements) and must complete and submit the RMA Resource Accumulation Plan Client Agreement and Instruction Form available from PaineWebber. The investor must have received a current prospectus for each PW Fund selected prior to enrolling in the Accumulation Plan. Information about mutual fund positions and outstanding instructions under the Accumulation Plan are noted on the RMA accountholder's account statement. Instructions under the Accumulation Plan may be changed at anytime, but may take up to two weeks to become effective.



     The terms of the Accumulation Plan or an RMA accountholder's participation in the Accumulation Plan may be modified or terminated at any time. It is anticipated that, in the future, shares of other PW Funds and/or mutual funds other than the PW Funds may be offered through the Accumulation Plan.



     PERIODIC INVESTING AND DOLLAR COST AVERAGING. Periodic investing in the PW Funds or other mutual funds, whether through the Plan or otherwise, helps investors establish and maintain a disciplined approach to accumulating assets over time, de-emphasizing the importance of timing the market's highs and lows. Periodic investing also permits an investor to take advantage of 'dollar cost averaging.' By investing a fixed amount in mutual fund shares at established intervals, an investor purchases more shares when the price is lower and fewer shares when the price is higher, thereby increasing his or her earning potential. Of course, dollar cost averaging does not guarantee a profit or protect against a loss in a declining market, and an investor should consider his or her financial ability to continue investing through periods of both high and low share prices. However, over time, dollar cost averaging generally results in a lower average original investment cost than if an investor invested a larger dollar amount in a mutual fund at one time.



     PAINEWEBBER'S RESOURCE MANAGEMENT ACCOUNT. In order to enroll in the Accumulation Plan, an investor must have opened an RMA account with PaineWebber or one of its correspondent firms. The RMA account is PaineWebber's comprehensive asset management account and offers investors a number of features, including the following:


      monthly Premier account statements that itemize all account activity, including investment transactions, checking activity and Gold MasterCard'r' transactions during the period, and provide unrealized and realized gain and loss estimates for most securities held in the account;

      comprehensive preliminary 9-month and year-end summary statements that provide information on account activity for use in tax planning and tax return preparation;

      automatic 'sweep' of uninvested cash into the RMA accountholder's choice of the six RMA money market funds -- RMA Money Market Portfolio, RMA U.S. Government Portfolio, RMA Tax-Free Fund, RMA California Municipal Money Fund, RMA New Jersey Municipal Money Fund and RMA New York Municipal Money Fund. Each money market fund attempts to maintain a stable price per share of $1.00, although there can be no assurance that it will be able to do so. Investments in the money market funds are not insured or guaranteed by the U.S. government;

      check writing, with no per-check usage charge, no minimum amount on checks and no maximum number of checks that can be written. RMA accountholders can code their checks to classify expenditures. All canceled checks are returned each month;

      Gold MasterCard, with or without a line of credit, which provides RMA accountholders with direct access to their accounts and can be used with automatic teller machines worldwide. Purchases on the Gold MasterCard are debited to the RMA account once monthly, permitting accountholders to remain invested for a longer period of time;

      24-hour access to account information through toll-free numbers, and more detailed personal assistance during business hours from the RMA Service Center;


      expanded account protection to $100 million in the event of the liquidation of PaineWebber. This protection does not apply to shares of the RMA money market funds or the PW Funds because those shares are held at the transfer agent and not through PaineWebber; and


      automatic direct deposit of checks into your RMA account and automatic withdrawals from the account.

     The annual account fee for an RMA account is $85, which includes the Gold MasterCard, with an additional fee of $40 if the investor selects an optional line of credit with the Gold MasterCard.

                          CONVERSION OF CLASS B SHARES


     Class B shares of each Fund will automatically convert to Class A shares of that Fund, based on the relative net asset values per share of the two Classes, as of the close of business on the first Business Day (as defined under 'Valuation of Shares') of the month in which the sixth anniversary of the initial issuance of such Class B shares occurs. For the purpose of calculating the holding period required for conversion of Class B shares, the date of initial issuance shall mean (1) the date on which the Class B shares were issued or (2) for Class B shares obtained through an exchange, or a series of exchanges, the date on which the original Class B shares were issued. For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends and other distributions paid in respect of Class B shares will be held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares in the sub-account also converts to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through dividends and other distributions.



     The availability of the conversion feature is subject to the continuing availability of an opinion of counsel to the effect that the dividends and other distributions paid on Class A and Class B shares will not result in 'preferential dividends' under the Internal Revenue Code ('Code') and that the conversion of shares does not constitute a taxable event. If the conversion feature ceased to be available, the Class B shares would not be converted and would continue to be subject to the higher ongoing expenses of the Class B shares beyond six years from the date of purchase. Mitchell Hutchins has no reason to believe that this condition for the availability of the conversion feature will not continue to be met.


                              VALUATION OF SHARES

     Each Fund determines the net asset value per share separately for each Class of shares as of the close of regular trading (currently 4:00 p.m., Eastern time) on the NYSE on each Business Day, which is defined as each Monday through Friday when the NYSE is open. Currently, the NYSE is closed on the observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


     Securities that are listed on exchanges normally are valued at the last sale price on the day the securities are being valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange considered by Mitchell Hutchins as the primary market. Securities traded in the OTC market and listed on the Nasdaq Stock Market ('Nasdaq') normally are valued at the last available sale price on the Nasdaq at 4:00 p.m., Eastern time; other OTC securities normally are valued at the last bid price available prior to valuation.


     Where market quotations are readily available, portfolio securities are valued based upon market quotations, provided such quotations adequately reflect, in the judgment of Mitchell Hutchins, the fair value of the security. Where such market quotations are not readily available, securities are valued based upon appraisals received from a pricing service using a computerized matrix system or based upon appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities. The amortized cost method of valuation generally is used with respect to debt obligations with 60 days or less remaining to maturity unless the applicable board determines that this does not represent fair value. All other assets are valued at fair value as determined in good faith by or under the direction of each board.

                            PERFORMANCE INFORMATION


     The Funds' performance data quoted in advertising and other promotional materials ('Performance Advertisements') represent past performance and are not intended to indicate future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.



     TOTAL RETURN CALCULATIONS. Average annual total return quotes ('Standardized Return') used in each Fund's Performance Advertisements are calculated according to the following formula:


P(1 + T)n = ERV

where:   P   =    a hypothetical initial payment of $1,000 to purchase shares of a specified Class

         T   =    average annual total return of shares of that Class

         n   =    number of years

         ERV  =   ending redeemable value of a hypothetical $1,000 payment made at the beginning of that period.

     Under the foregoing formula, the time periods used in Performance Advertisements will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertisement for publication. Total return, or 'T' in the formula above, is computed by finding the average annual change in the value of an initial $1,000 investment over the period. In calculating the ending redeemable value for Class A shares, the maximum 4% initial sales charge is deducted from the initial $1,000 payment and, for Class B and Class C shares, the applicable contingent deferred sales charge imposed on a redemption of Class B or Class C shares held for the period is deducted. All dividends and other distributions are assumed to have been reinvested at net asset value.

     Each Fund also may refer in Performance Advertisements to total return performance data that are not calculated according to the formula set forth above ('Non-Standardized Return'). A Fund calculates Non-Standardized Return for specified periods of time by assuming an investment of $1,000 in Fund shares and assuming the reinvestment of all dividends and other distributions. The rate of return is determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the initial value. Neither initial nor contingent deferred sales charges are taken into account in calculating Non-Standardized Return; the inclusion of those charges would reduce the return.

     Both Standardized Return and Non-Standardized Return for Class B shares for periods of over six years will reflect conversion of the Class B shares to Class A shares at the end of the sixth year.


     The following table shows performance information for each class of the Funds' shares outstanding for the periods indicated. No Class Y shares were outstanding for the periods indicated for New York Tax-Free Income Fund. All returns for periods of more than one year are expressed as an average annual return.


                                    CALIFORNIA TAX-FREE                              NATIONAL TAX-FREE
                                        INCOME FUND                                     INCOME FUND
                        -------------------------------------------     -------------------------------------------
                        CLASS A     CLASS B     CLASS C     CLASS Y     CLASS A     CLASS B     CLASS C     CLASS Y
                        -------     -------     -------     -------     -------     -------     -------     -------
One year ended
 February 28, 1998:
 Standardized
   Return*..........      4.93%       3.33%       7.96%        N/A        5.11%       3.62%       8.17%       9.87%
 Non-Standardized
   Return...........      9.26        8.33        8.71         N/A        9.48        8.62        8.92        9.87
Five years ended
 February 28, 1998:
 Standardized
   Return*..........      4.31        4.03        4.63         N/A        4.56        4.30        4.88         N/A
 Non-Standardized
   Return...........      5.17        4.35        4.63         N/A        5.41        4.64        4.88         N/A
Ten years or since
 inception** to
 February 28, 1998:
 Standardized
   Return*..........      6.50        6.06        5.47       (0.34)       6.77        6.34        5.67        6.81
 Non-Standardized
   Return...........      6.94        6.06        5.47       (0.34)       7.21        6.34        5.67        6.81

                                  MUNICIPAL HIGH                          NEW YORK TAX-FREE
                                   INCOME FUND                               INCOME FUND
                    ------------------------------------------     -------------------------------
                    CLASS A    CLASS B     CLASS C     CLASS Y     CLASS A     CLASS B     CLASS C
                    -------    -------     -------     -------     -------     -------     -------
One year ended
 February 28, 1998:
 Standardized
   Return*..........  6.65 %     5.23%       9.76%        N/A        5.02%       3.65%       8.07%
 Non-Standardized
   Return........... 11.06      10.23       10.51         N/A        9.36        8.65        8.82
Five years ended
 February 28, 1998:
 Standardized
   Return*..........  5.35       5.10        5.69         N/A        4.81        4.58        5.16
 Non-Standardized
   Return...........  6.22       5.42        5.69         N/A        5.68        4.91        5.16
Ten years or since
 inception** to
 February 28, 1998:
 Standardized
   Return*..........  7.96       7.25        6.39       (0.09)       7.27        6.90        6.03
 Non-Standardized
   Return...........  8.37       7.25        6.39       (0.09)       7.73        6.90        6.03


------------

* All Standardized Return figures for Class A shares reflect deduction of the current maximum sales charge of 4%. All Standardized Return figures for Class B and Class C shares reflect deduction of the applicable contingent deferred sales charges imposed on a redemption of shares held for the period. Class Y shares do not impose an initial or contingent deferred sales charge; therefore, Non-Standardized Return is identical to Standardized Return.

** The inception dates for the classes of shares are as follows:


                                        CLASS A       CLASS B       CLASS C        CLASS Y
                                       ---------  ---------------  ---------  ------------------
California Tax-Free Income Fund.......  9/16/85       7/1/91        7/2/92          2/5/98
National Tax-Free Income Fund.........  12/3/84       7/1/91        7/2/92         11/3/95
Municipal High Income Fund............  6/23/87       7/1/91        7/2/92          2/5/98
New York Tax-Free Income Fund.........  9/23/88       7/1/91        7/2/92           N/A


     YIELD. Yields used in each Fund's Performance Advertisements are calculated by dividing the Fund's interest income attributable to a Class of shares for a 30-day period ('Period'), net of expenses attributable to such Class, by the average number of shares of such Class entitled to receive dividends during the Period and expressing the result as an annualized percentage (assuming semi-annual compounding) of the maximum offering price per share (in the case of Class A shares) or the net asset value per share (in the case of Class B, Class C shares (formerly Class D shares), and Class Y shares) at the end of the Period. Yield quotations are calculated according to the following formula:

           a-b
YIELD = 2[(---)'pp'6-1]
            cd

Where: a       =      interest earned during the Period attributable to a Class of shares
       b       =      expenses accrued for the Period attributable to a Class of shares (net of reimbursements)
       c       =      the average daily number of shares of the Class outstanding during the Period that were entitled to receive dividends
       d       =      the maximum offering price per share (in the case of Class A shares) or the net asset value per share (in the case of Class B and Class C shares) on the last day of the Period.


     Except as noted below, in determining net investment income earned during the Period (variable 'a' in the above formula), a Fund calculates interest earned on each debt obligation held by it during the Period by (1) computing the obligation's yield to maturity, based on the market value of the obligation (including actual accrued interest) on the last business day of the Period or, if the obligation was purchased during the Period, the purchase price plus accrued interest and (2) dividing the yield to maturity by 360 and multiplying the resulting quotient by the market value of the obligation (including actual accrued interest) to determine the interest income on the obligation for each day of the period that the obligation is in the portfolio. Once interest earned is calculated in this fashion for each debt obligation held by a Fund, interest earned during the Period is then determined by totalling the interest earned on all debt obligations. For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if none, the maturity date. With respect to Class A shares, in calculating the maximum offering price per share at the end of the Period (variable 'd' in the above formula), a Fund's current maximum 4% initial sales charge on Class A shares is included. The Funds had the following yields for the 30-day period ended February 28, 1998:



                                                                   CLASS A    CLASS B    CLASS C    CLASS Y
                                                                   -------    -------    -------    -------
California Tax-Free Income Fund.................................     4.20%      3.62%      3.87%      N/A
National Tax-Free Income Fund...................................     4.32       3.68       3.97      4.77%
Municipal High Income Fund......................................     4.64       4.05       4.34       N/A
New York Tax-Free Income Fund...................................     4.33       3.75       4.01       N/A


     Tax-exempt yield is calculated according to the same formula except that variable 'a' equals interest exempt from federal income tax earned during the Period. This tax-exempt yield is then translated into tax-equivalent yield according to the following formula:

                         E
TAX EQUIVALENT YIELD = (---)+ t
                        l-p



    E = tax-exempt yield of a Class of shares p = stated income tax rate t = taxable yield of a Class of shares



     The tax-equivalent yield of California Tax-Free Income Fund assumes a 45.22% combined effective California and federal tax rate. The tax-equivalent yield of New York Tax-Free Income Fund assumes a 46.43% effective New York State, New York City and federal tax rate. The tax-equivalent yield of each of National Tax-Free Income Fund and Municipal High Income Fund assumes a 39.6% effective federal tax rate.



     The Funds had the following tax-equivalent yields for the 30-day period ended February 28, 1998:



                                                                     CLASS A    CLASS B    CLASS C    CLASS Y
                                                                     -------    -------    -------    -------
California Tax-Free Income Fund...................................     7.67%      6.61%      7.06%      N/A
National Tax-Free Income Fund.....................................     7.15       6.09       6.57      7.90%
Municipal High Income Fund........................................     7.68       6.71       7.19       N/A
New York Tax-Free Income Fund.....................................     8.08       7.00       7.49       N/A


     OTHER INFORMATION. In Performance Advertisements, each Fund may compare its Standardized Return and/or its Non-Standardized Return with data published by Lipper Analytical Services, Inc. ('Lipper'), CDA Investment Technologies, Inc. ('CDA'), Wiesenberger Investment Companies Service

('Wiesenberger'), Investment Company Data Inc. ('ICD') or Morningstar Mutual Funds ('Morningstar'), or with the performance of recognized stock, bond and other indexes, including (but not limited to) the Municipal Bond Buyers Indices, Lehman Bond Index, the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, Merrill Lynch Municipal Bond Indices, the Morgan Stanley Capital International World Index, the Lehman Brothers Treasury Bond Index, Lehman Brothers Government/Corporate Bond Index, the Salomon Brothers World Government Bond Index and changes in the Consumer Price Index as published by the U.S. Department of Commerce. Each Fund also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, CDA, Wiesenberger, ICD or Morningstar. Performance Advertisements also may refer to discussions of a Fund and comparative mutual fund data and ratings reported in independent periodicals, including THE WALL STREET JOURNAL, MONEY Magazine, FORBES, BUSINESS WEEK, FINANCIAL WORLD, BARRON'S, FORTUNE, THE NEW YORK TIMES, THE CHICAGO TRIBUNE, THE WASHINGTON POST and THE KIPLINGER LETTERS. Comparisons in performance advertisements may be in graphic form.

     Each Fund may include discussions or illustrations of the effects of compounding in Performance Advertisements. 'Compounding' refers to the fact that, if dividends or other distributions on an investment in a Fund are reinvested by being paid in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

     Each Fund may also compare its performance with the performance of bank certificates of deposit (CDs) as measured by the CDA Investment Technologies, Inc. Certificate of Deposit Index and the Bank Rate Monitor National Index and the averages of yields of CDs of major banks published by Banxquote'r' Money Markets. In comparing a Fund's performance to CD performance, investors should keep in mind that bank CDs are insured in whole or in part by an agency of the U.S. government and offer fixed principal and fixed or variable rates of interest, and that bank CD yields may vary depending on the financial institution offering the CD and prevailing interest rates. Fund shares are not insured or guaranteed by the U.S. government and returns and net asset value will fluctuate. The securities held by a Fund generally have longer maturities than most CDs and may reflect interest rate fluctuations for longer term securities. An investment in a Fund involves greater risks than an investment in either a money market fund or a CD.

                                     TAXES


     FEDERAL TAXES. To continue to qualify for treatment as a regulated investment company ('RIC') under the Code, each Fund must distribute to its shareholders for each taxable year at least 90% of the sum of its net interest income excludable from gross income under section 103(a) of the Code and its investment company taxable income (consisting generally of taxable net investment income and net short-term capital gain) and must meet several additional requirements. For each Fund these requirements include the following:
(1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or other income (including gains from options or futures) derived with respect to its business of investing in securities ('Income Requirement'); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer. If a Fund failed to qualify for treatment as a RIC for any taxable year, it would be taxed as an ordinary corporation on its taxable income for that year (even if that income was distributed to its shareholders) and all distributions out of its earnings and profits (including distributions attributable to tax-exempt interest income) would be taxable to its shareholders, as dividends (that is, ordinary income).

     Entities or persons who are 'substantial users' (or persons related to 'substantial users') of facilities financed by IDBs or PABs should consult their tax advisers before purchasing Fund shares because, for users of certain of these facilities, the interest on those bonds is not exempt from federal income tax. For these purposes, 'substantial user' is defined to include a 'non-exempt person' who regularly uses in a trade or business a part of a facility financed from the proceeds of IDBs or PABs.

     Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income (including income from tax-exempt sources such as a Fund) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from a Fund still would be tax-exempt to the extent described in the Prospectus; they would only be included in the calculation of whether a recipient's income exceeded the established amounts.

     If Fund shares are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares, and any loss not disallowed will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received thereon. Investors also should be aware that if shares are purchased shortly before the record date for a capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

     If a Fund invests in instruments that generate taxable interest income, under the circumstances described in the Prospectus and in the discussion of municipal market discount bonds below, the portion of any Fund dividend attributable to the interest earned thereon will be taxable to the Fund's shareholders as ordinary income to the extent of its earnings and profits, and only the remaining portion will qualify as an 'exempt-interest dividend' (as described in the Prospectus). The respective portions will be determined by the 'actual earned' method, under which the portion of any dividend that qualifies as exempt-interest may vary, depending on the relative proportions of tax-exempt and taxable interest earned during the dividend period. Moreover, if a Fund realizes capital gain as a result of market transactions, any distributions of the gain will be taxable to its shareholders. Each Fund is required to withhold 31% of all taxable dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other noncorporate shareholders who do not provide the Fund with a correct taxpayer identification number. Each Fund also is required to withhold 31% of all taxable dividends and capital gain distributions payable to those shareholders who otherwise are subject to backup withholding.


     Dividends and other distributions declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Each Fund invests almost exclusively in debt securities and Derivative Instruments and receives no dividend income; accordingly, no (or only a negligible) portion of the dividends or other distributions paid by any Fund will be eligible for the dividends-received deduction allowed to corporations.


     Each Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary (taxable) income for the calendar year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.


     The use of hedging and option income strategies, such as writing (selling) and purchasing options and futures, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from options and futures derived by a Fund with respect to its business of investing in securities will qualify as permissible income under the Income Requirement.



     If a Fund has an 'appreciated financial position' -- generally, an interest (including an interest through an option, futures contract or short sale) with respect to any stock, debt instrument (other than 'straight debt') or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a 'constructive sale' of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures contract entered into by a Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.



     Each Fund may invest in municipal bonds that are purchased, generally not on their original issue, with market discount (that is, at a price less than the principal amount of the bond or, in the case of a bond that was issued with original issue discount, a price less than the amount of the issue price plus accrued original issue discount) ('municipal market discount bonds'). If a bond's market discount is less than the product of (1) 0.25% of the redemption price at maturity times (2) the number of complete years to maturity after the taxpayer acquired the bond, then no market discount is considered to exist. Gain on the disposition of a municipal market discount bond purchased by a Fund after April 30, 1993 (other than a bond with a fixed maturity date within one year from its issuance) generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. Market discount on such a bond generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. In lieu of treating the disposition gain as above, a Fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.



     CALIFORNIA TAXES. Individual shareholders of California Tax-Free Income Fund who reside in California will not be subject to California personal income tax on distributions received from the Fund to the extent such distributions are attributable to interest on tax-exempt obligations issued by the State of California or a California local government (or interest earned on obligations of U.S. possessions or territories) ('exempt-interest dividends'), provided that the Fund qualifies as a RIC under the Code and satisfies the requirement of California law that at least 50% of its assets at the close of each quarter of its taxable year be invested in obligations the interest on which is exempt from personal income taxation under the laws or Constitution of California or the laws of the United States. Distributions from the Fund which are attributable to sources other than those described in the preceding sentence will generally be taxable to such shareholders as ordinary income. However, distributions by California Tax-Free Income Fund, if any, that are derived from interest on obligations of the U.S. government may also be designated by the Fund and treated by its shareholders as exempt from California personal income tax, provided that the foregoing 50% requirement is satisfied. Moreover, under California legislation incorporating certain provisions of the Code applicable to RICs, amounts treated as capital gain distributions for federal income tax purposes generally will be treated as long-term capital gains for California personal income tax purposes. In addition, distributions to shareholders other than exempt-interest dividends are includable in income subject to the California alternative minimum tax.


     Distributions of investment income and long-term and short-term capital gains will not be excluded from taxable income in determining the California corporate franchise tax for corporate shareholders. In addition, such distributions may be includable in income subject to the California alternative minimum tax.

     Interest on indebtedness incurred by shareholders to purchase or carry shares of California Tax-Free Income Fund will not be deductible for California personal income tax purposes.

     Shares of California Tax-Free Income Fund will not be subject to the California property tax.


     NEW YORK TAXES. Individual shareholders of New York Tax-Free Income Fund will not be required to include in their gross income for New York State and City purposes any portion of distributions received from the Fund to the extent such distributions are directly attributable to interest earned on tax-exempt obligations issued by New York state or any political subdivisions thereof (including the City) or interest earned on obligations of U.S. possessions or territories to the extent interest on such obligations is exempt from state taxation pursuant to federal law, provided that the Fund qualifies as a RIC under the Code and satisfies certain requirements, among others, that at least 50% of its assets at the close of each quarter of its taxable year constitute obligations which are tax-exempt for federal income tax purposes. Distributions from the Fund which are attributable to sources other than those described in the preceding sentence (including interest on obligations of other states and their political subdivisions) will generally be taxable to such individual shareholders as ordinary income. Distributions to individual shareholders by the Fund which represents long-term capital gains for federal income tax purposes will be treated as long-term capital gains for New York State and City personal income tax purposes. (Certain undistributed capital gains of the Fund that are treated as (taxable) long-term capital gains in the hands of shareholders will be treated as long-term capital gains for New York State and City personal income taxes.)



     Shareholders of New York Tax-Free Income Fund that are subject to the New York State corporation franchise tax or the City general corporation tax will be required to include exempt-interest dividends paid by the Fund in their 'entire net income' for purposes of such taxes and will be required to include their shares of the Fund in their investment capital for purposes of such taxes.



     Shareholders of New York Tax-Free Income Fund will be subject to the unincorporated business taxation imposed by the City solely by reason of their ownership of shares in the Fund. If a shareholder is subject to the unincorporated business tax, income and gains distributed by the Fund will be subject to such tax except in general to the extent such distributions are directly attributable to interest earned on tax-exempt obligations issued by New York State or any political subdivision thereof (including the City).



     Shares of New York Tax-Free Income Fund will not be subject to property taxes imposed by New York State or the City.



     Interest on indebtedness incurred by shareholders to purchase or carry shares of the New York Tax-Free Income Fund (and certain other expenses relating thereto) generally will not be deductible for New York State and City personal income tax purposes.



     Interest income of New York Tax-Free Income Fund which is distributed to shareholders will generally not be taxable to the Fund for purposes of the New York State corporation franchise tax or the New York City general corporation tax.



     The Fund is subject to the corporation franchise (income) tax measured by the entire net income base, the minimum taxable income base or the fixed dollar minimum, whichever is greater. 'Entire net income' of the Fund is federal 'investment company taxable income' with certain modifications. In addition, the Fund is permitted to deduct dividends paid to its shareholders in determining its federal taxable income.



     The foregoing is a general summary of certain provisions of federal, California and New York State and City tax laws currently in effect as they directly govern the taxation of shareholders of the Funds. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult with their own tax advisers for more detailed information concerning tax matters.



     TAX-FREE INCOME VS. TAXABLE INCOME-NATIONAL TAX-FREE INCOME FUND AND MUNICIPAL HIGH INCOME FUND. Table I below illustrates approximate equivalent taxable and tax-free yields at the 1997 federal individual income tax rates. For example, a couple with taxable income of $90,000 in 1997, or a single individual with taxable income of $55,000 in 1997, whose investments earned a 6% tax-free yield, would have had to earn approximately an 8.33% taxable yield to receive the same benefit.



               TABLE I. 1997 FEDERAL TAXABLE VS. TAX-FREE YIELDS*



       TAXABLE INCOME (000'S)                                          A TAX-FREE YIELD OF
-------------------------------------                     ---------------------------------------------
                                                          4.00%     5.00%     6.00%     7.00%     8.00%
     SINGLE               JOINT           FEDERAL TAX     -----     -----     -----     -----     -----
     RETURN               RETURN            BRACKET       IS EQUAL TO A TAXABLE YIELD OF APPROXIMATELY:
----------------     ----------------     -----------     ---------------------------------------------
$      0 -  24.7     $      0 -  41.2        15.00%       4.71%     5.88%     7.06%      8.24%     9.41%
    24.7 -  59.8         41.2 -  99.6        28.00        5.56      6.94      8.33       9.72     11.11
    59.8 - 124.7         99.6 - 151.8        31.00        5.80      7.25      8.70      10.14     11.59
   124.7 - 271.1        151.8 - 271.1        36.00        6.25      7.81      9.38      10.94     12.50
     Over $271.1          Over $271.1        39.60        6.62      8.28      9.93      11.59     13.25


------------

* See note following Table III.

     TAX-FREE INCOME VS. TAXABLE INCOME-CALIFORNIA TAX-FREE INCOME FUND. Table II below illustrates approximate equivalent taxable and tax-free yields at the 1997 federal individual and 1997 California personal income tax rates. For example, a California couple with taxable income of $90,000 in 1997, or a single California individual with taxable income of $55,000 in 1997, whose investments earned a 6% tax-free yield, would have had to earn approximately a 9.19% taxable yield to receive the same benefit.



       TABLE II. 1997 FEDERAL AND CALIFORNIA TAXABLE VS. TAX-FREE YIELDS*



                                           EFFECTIVE                   A TAX-FREE YIELD OF
       TAXABLE INCOME (000'S)             CALIFORNIA      ---------------------------------------------
-------------------------------------         AND         4.00%     5.00%     6.00%     7.00%     8.00%
     SINGLE               JOINT           FEDERAL TAX     -----     -----     -----     -----     -----
     RETURN               RETURN            BRACKET       IS EQUAL TO A TAXABLE YIELD OF APPROXIMATELY:
----------------     ----------------     -----------     ---------------------------------------------
$   18.4 -  24.7     $   36.7 -  41.2        20.10%       5.01%     6.26%      7.51%     8.76%    10.01%
    24.7 -  25.5         41.2 -  51.0        32.32        5.91      7.39       8.87     10.34     11.82
    25.5 -  32.2         51.0 -  64.4        33.76        6.04      7.55       9.06     10.57     12.08
    32.2 -  59.8         64.4 -  99.6        34.70        6.13      7.66       9.19     10.72     12.25
    59.8 - 124.7         99.6 - 151.8        37.42        6.39      7.99       9.59     11.19     12.78
   124.7 - 271.1        151.8 - 271.1        41.95        6.89      8.61      10.34     12.06     13.78
     Over $271.1          Over $271.1        45.22        7.30      9.13      10.95     12.78     14.60





------------

*  See note following Table III.


     TAX-FREE INCOME VS. TAXABLE INCOME-NEW YORK TAX-FREE INCOME FUND. Table III below illustrates approximate equivalent taxable and tax-free yields at the 1997 federal individual, and New York State and New York City personal, income tax rates. For example, a New York City couple with taxable income of $90,000 in 1997, whose investments earned a 4% tax-free yield, would have had to earn approximately a 6.26% taxable yield to receive the same benefit. A couple who lives in New York State outside of New York City with taxable income of $90,000 in 1997 would have had to earn approximately a 5.96% taxable yield to realize a 4% tax-free yield.



     Single taxpayers may also take advantage of high tax-free income. For example, a single individual with taxable income of $55,000 in 1997, who lives in New York City and whose investments earn a 4% tax-free yield, would have had to earn approximately a 6.26% taxable yield to receive the same benefit. A single individual with taxable income of $55,000 in 1997, who lives in New York State outside of New York City, would have had to earn approximately a 5.96% taxable yield to realize a 4% tax-free yield.

       TABLE III. 1997 FEDERAL AND NEW YORK TAXABLE VS. TAX-FREE YIELDS*



                                               COMBINED                 A TAX-FREE YIELD OF
          TAXABLE INCOME (000'S)               FEDERAL/    ---------------------------------------------
------------------------------------------     NYS/NYC     4.00%     5.00%     6.00%     7.00%     8.00%
       SINGLE                  JOINT             TAX       -----     -----     -----     -----     -----
       RETURN                  RETURN          BRACKET     IS EQUAL TO A TAXABLE YIELD OF APPROXIMATELY:
---------------------     ----------------     -------     ---------------------------------------------
$           0 -  24.7     $      0 -  41.2      24.55%     5.30%     6.63%      7.95%     9.28%    10.60%
         24.7 -  50.0         41.2 -  90.0      36.10      6.26      7.82       9.39     10.95     12.52
         50.0 -  59.8         90.0 -  99.6      36.14      6.26      7.83       9.40     10.96     12.53
         59.8 - 124.7         99.6 - 151.8      38.80      6.54      8.17       9.80     11.44     13.07
        124.7 - 271.1        151.8 - 271.1      43.24      7.05      8.81      10.57     12.33     14.09
          Over $271.1          Over $271.1      46.43      7.47      9.33      11.20     13.07     14.93



                                                                       A TAX-FREE YIELD OF
       TAXABLE INCOME (000'S)                             ---------------------------------------------
-------------------------------------      COMBINED       4.00%     5.00%     6.00%     7.00%     8.00%
     SINGLE               JOINT           FEDERAL/NYS     -----     -----     -----     -----     -----
     RETURN               RETURN          TAX BRACKET     IS EQUAL TO A TAXABLE YIELD OF APPROXIMATELY:
----------------     ----------------     -----------     ---------------------------------------------
$      0 -  24.7     $      0 -  41.2        20.82%       5.05%     6.31%      7.58%     8.84%    10.10%
    24.7 -  59.8         41.2 -  99.6        32.93        5.96      7.46       8.95     10.44     11.93
    59.8 - 124.7         99.6 - 151.8        35.73        6.22      7.78       9.34     10.89     12.45
   124.7 - 271.1        151.8 - 271.1        40.38        6.71      8.39      10.06     11.74     13.42
     Over $271.1          Over $271.1        43.74        7.11      8.89      10.66     12.44     14.22


------------


* Certain simplifying assumptions have been made. The amount of 'Taxable Income' is the net amount subject to federal income tax after deductions and exemptions, assuming that all income is ordinary income. Any particular taxpayer's effective tax rate may differ. The effective rates reflect the highest tax bracket within each range of income listed. However, a California or New York taxpayer within the lowest income ranges shown may fall within a lower effective tax bracket. The figures set forth above do not reflect the AMT, limitations on federal or state itemized deductions, the phase out of personal exemptions, the taxability of social security or railroad retirement benefits or any state or local taxes payable on Fund distributions (other than California, New York State and New York City personal income taxes in the case of Tables II and III).



The yields listed are for illustration only and are not necessarily representative of a Fund's yield. Each Fund invests primarily in obligations the interest on which is exempt from federal income tax and, in the case of California Tax-Free Income Fund, from California personal income tax and, in the case of New York Tax-Free Income Fund, from New York State and New York City personal income taxes; however, some of a Fund's investments may generate taxable income. Effective tax rates shown are those in effect on the date of this SAI; such rates might change after that date.


                               OTHER INFORMATION


     Prior to November 10, 1995, the Funds' Class C shares were known as 'Class D' shares.


     Each Trust is an entity of the type commonly known as a 'Massachusetts business trust.' Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust or a Fund. However, each Trust's Declaration of Trust disclaims shareholder liability for the obligations of the Trust or a Fund and requires that notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the Trust's trustees or by any officers or officer by or on behalf of a Fund, the trustees or any of them in connection with the Fund. Each Declaration of Trust provides for indemnification from a Fund's property for all losses and expenses of any Fund shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility that Mitchell Hutchins believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder, the shareholder paying such liability will be entitled to reimbursement from the general assets of a Fund. The trustees intend to conduct the operations of each Fund in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.


     CLASS-SPECIFIC EXPENSES. Each Fund may determine to allocate certain of its expenses (in addition to distribution fees) to the specific classes of the Fund's shares to which those expenses are attributable. For example, Class B and Class C shares bear higher transfer agency fees per shareholder account than those borne by Class A or Class Y shares. The higher fee is imposed due to the higher costs incurred by the transfer agent in tracking shares subject to a contingent deferred sales charge because, upon redemption, the duration of the shareholder's investment must be determined in order to determine the applicable charge. Although the transfer agency fee will differ on a per account basis as stated above, the specific extent to which the transfer agency fees will differ between the classes as a percentage of net assets is not certain, because the fee as a percentage of net assets will be affected by the number of shareholder accounts in each class and the relative amounts of net assets in each class.


     COUNSEL. The law firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C., 20036-1800 serves as counsel to the Funds. Kirkpatrick & Lockhart LLP also acts as counsel to Mitchell Hutchins and PaineWebber in connection with other matters. The law firm of Orrick, Herrington & Sutcliffe, 400 Sansome Street, San Francisco, CA 94111, serves as counsel to California Tax-Free Income Fund with respect to California law. The law firm of Orrick, Herrington & Sutcliffe, 666 Fifth Avenue, New York, New York 10103, serves as counsel to New York Tax-Free Income Fund with respect to New York law.

     AUDITORS. Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, serves as independent auditors for the Funds.

                              FINANCIAL STATEMENTS


     The Funds' Annual Report to Shareholders for the fiscal year ended February 28, 1998 is a separate document supplied with this Statement of Additional Information and the financial statements, accompanying notes and report of independent auditors appearing therein are incorporated by reference in this Statement of Additional Information.

                      [This page intentionally left blank]

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NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS OR IN THIS STATEMENT OF ADDITIONAL INFORMATION IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY A FUND OR ITS DISTRIBUTOR. THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION DO NOT CONSTITUTE AN OFFERING BY ANY FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                            ------------------------

                               TABLE OF CONTENTS


                                                PAGE
                                                ----
Investment Policies and Restrictions.........     1
Hedging and Other Strategies Using Derivative
  Instruments................................    27
Trustees and Officers; Principal Holders of
  Securities.................................    32
Investment Advisory and Distribution
  Arrangements...............................    39
Portfolio Transactions.......................    44
Reduced Sales Charges, Additional Exchange
  and Redemption Information and Other
  Services...................................    46
Conversion of Class B Shares.................    49
Valuation of Shares..........................    49
Performance Information......................    50
Taxes........................................    53
Other Information............................    58
Financial Statements.........................    59



'c'1998 PaineWebber Incorporated



                                                          PaineWebber California
                                                            Tax-Free Income Fund

                                                            PaineWebber National
                                                            Tax-Free Income Fund

                                                           PaineWebber Municipal
                                                                High Income Fund

                                                            PaineWebber New York
                                                            Tax-Free Income Fund

                             ---------------------------------------------------


                                             Statement of Additional Information
                                                                    July 1, 1998


                             ---------------------------------------------------

                                                                     PAINEWEBBER

                            PART C. OTHER INFORMATION

Item 23. Exhibits


      (1)   Amended and Restated Declaration of Trust (filed herewith)

      (2)   Restated By-Laws (filed herewith)


      (3) Instruments defining the rights of holders of the Registrant's shares of beneficial interest (1)


      (4)   Investment Advisory and Administration Contract (filed herewith)

      (5)   (a)   Distribution Contract (Class A Shares) (filed herewith)

            (b)   Distribution Contract (Class B Shares) (filed herewith)


            (c)   Distribution Contract (Class C Shares) (2)

            (d)   Distribution Contract (Class Y Shares) (2)


            (e)   Exclusive Dealer Agreement (Class A Shares) (filed herewith)

            (f)   Exclusive Dealer Agreement (Class B Shares) (filed herewith)


            (g)   Exclusive Dealer Agreement (Class C Shares) (2)

            (h)   Exclusive Dealer Agreement (Class Y Shares) (2)

      (6)   Bonus, profit sharing or pension plans - none


      (7)   Custodian Agreement (filed herewith)

      (8)   Transfer Agency Agreement (filed herewith)

      (9)   Opinion and consent of counsel (filed herewith)


      (10)  Other opinions, appraisals, rulings and consents:

            (a)   Independent Auditor's Consent (filed herewith)

            (b) Consent of special counsel to the Registrant with respect to New York law (filed herewith)

      (11)  Financial Statements omitted from prospectus-none


      (12)  Letter of investment intent (filed herewith)

      (13)  (a)   Plan of Distribution pursuant to Rule 12b-1 (Class A
                  Shares) (filed herewith)

            (b) Plan of Distribution pursuant to Rule 12b-1 (Class B Shares) (filed herewith)

            (c) Plan of Distribution pursuant to Rule 12b-1 (Class C, formerly Class D, Shares) (filed herewith)


      (14)  and



      (27)  Financial Data Schedule (filed herewith)

      (15)  Plan pursuant to Rule 18f-3 (3)

-----------------------------


(1) Incorporated by reference from Articles III, VIII, IX, I and XI of Registrant's Amended and Restated Declaration of Trust and from Articles II, VII and X of the Registrant's Restated By-Laws.


(2) Incorporated by reference from Post-Effective Amendment No. 18 to the registration statement, SEC File No. 33-11611, filed July 1, 1996.

(3) Incorporated by reference from Post-Effective Amendment No. 19 to the registration statement, SEC File No. 33-11611, filed September 24, 1996.

Item 24. Persons Controlled by or under Common Control with Registrant



      None.

Item 25. Indemnification

      Section 2 of "Indemnification" in Article X of the Declaration of Trust provides that the appropriate series of the Registrant will indemnify its trustees and officers to the fullest extent permitted by law against claims and expenses asserted against or incurred by them by virtue of being or having been a trustee or officer; provided that no such person shall be indemnified where there has been an adjudication or other determination, as described in Article X, that such person is liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or did not act in good faith in the reasonable belief that his or her action was in the best interest of the Registrant. Section 2 of "Indemnification" in Article X also provides that the Registrant may maintain insurance policies covering such rights of indemnification.

      Additionally, "Limitation of Liability" in Article X of the Declaration of Trust provides that the trustees or officers of the Registrant shall not be personally liable to any person extending credit to, contracting with or having a claim against the Trust or a particular series thereof; and that, provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Registrant, the trustees and officers shall not be liable for neglect or wrongdoing by them or any officer, agent, employee or investment adviser of the Registrant.

      Section 2 of Article XI of the Declaration of Trust additionally provides that, subject to the provisions of Section 1 of Article XI and to Article X, trustees shall not be liable for errors of judgment or mistakes of fact or law, or for any act or omission in accordance with advice of counsel or other experts, or failing to follow such advice, with respect to the meaning and operation of the Declaration of Trust.

      Article IX of the By-Laws provides that the Registrant may purchase and maintain insurance on behalf of any person who is or was a trustee, officer or employee of the Registrant, or is or was serving at the request of the Registrant as a trustee, officer or employee of a corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity or arising out of his or her status as such, whether or not the Registrant would have the power to indemnify him or her against such liability, provided that the Registrant may not acquire insurance protecting any trustee or officer against liability to the Registrant or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

      Section 9 of the Investment Advisory and Administration Contract between Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") and the Registrant provides that Mitchell Hutchins shall not be liable for any error of judgment or mistake of law or for any loss suffered by any series ("Fund") or the Registrant in connection with the matters to which the Contract relates, except for a loss resulting from willful misfeasance, bad faith, or gross negligence of Mitchell Hutchins in the performance of its duties or from its reckless disregard of its obligations and duties under the Contract. Section 10 of the Contract provides that the trustees shall not be liable for any obligations of the Registrant under the Contract and that Mitchell Hutchins shall look only to the assets and property of the Registrant in settlement of such right or claim and not to the assets and property of the trustees.

      Section 9 of each Distribution Contract provides that the Registrant will indemnify Mitchell Hutchins and its officers, directors or controlling persons against all liabilities arising from any alleged untrue statement of material fact in the Registration Statement or from alleged omission to state in the Registration Statement a material fact required to be stated in it or necessary to make the statements in it, in light of the circumstances under which they were made, not misleading, except insofar as liability arises from untrue statements or omissions made in reliance upon and in conformity with information furnished by Mitchell Hutchins to the Registrant for use in the Registration Statement; and provided that this indemnity agreement shall not protect any such persons against liabilities arising by reason of their bad faith, gross negligence or willful misfeasance; and shall not inure to the benefit of any such persons unless a court of competent jurisdiction or controlling precedent determines that such result is not against public policy as expressed in the Securities Act of 1933. Section 9 of each Distribution Contract also provides that Mitchell Hutchins agrees to indemnify, defend and hold the Registrant, its officers and trustees free and harmless of any claims arising out of any alleged untrue statement or any alleged omission of material fact contained in information furnished by Mitchell Hutchins for use in the Registration Statement or arising out of an agreement between Mitchell Hutchins and any retail dealer, or arising out of supplementary literature or advertising used by Mitchell Hutchins in connection with the Contract.

      Section 9 of each Exclusive Dealer Agreement contains provisions similar to section 9 of the Distribution Contracts, with respect to PaineWebber Incorporated ("PaineWebber").



      Section 10 of each Distribution Contract contains provisions similar to that of Section 10 of the Investment Advisory and Administration Contract, with respect to Mitchell Hutchins and PaineWebber, as appropriate.


      Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be provided to trustees, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser

      Mitchell Hutchins, a Delaware corporation, is a registered investment adviser and is a wholly owned subsidiary of PaineWebber which is, in turn, a wholly owned subsidiary of PaineWebber Group Inc. Mitchell Hutchins is primarily engaged in the investment advisory business. Information as to the officers and directors of Mitchell Hutchins is included in its Form ADV, as filed with the Securities and Exchange Commission (registration number 801-13219), and is incorporated herein by reference.

Item 27. Principal Underwriters

         a) Mitchell Hutchins serves as principal underwriter and/or investment adviser for the following investment companies:

      ALL-AMERICAN TERM TRUST INC.
      GLOBAL HIGH INCOME DOLLAR FUND INC.
      GLOBAL SMALL CAP FUND, INC.
      INSURED MUNICIPAL INCOME FUND, INC.

      INVESTMENT GRADE MUNICIPAL INCOME FUND, INC.

      MANAGED HIGH YIELD FUND, INC.
      MANAGED HIGH YIELD PLUS FUND INC.

      MITCHELL HUTCHINS PORTFOLIOS
      MITCHELL HUTCHINS SERIES TRUST

      PAINEWEBBER AMERICA FUND
      PAINEWEBBER FINANCIAL SERVICES GROWTH FUND INC.

      PAINEWEBBER INDEX TRUST

      PAINEWEBBER INVESTMENT SERIES
      PAINEWEBBER INVESTMENT TRUST
      PAINEWEBBER INVESTMENT TRUST II
      PAINEWEBBER MANAGED ASSETS TRUST
      PAINEWEBBER MANAGED INVESTMENTS TRUST
      PAINEWEBBER MASTER SERIES, INC.
      PAINEWEBBER MUNICIPAL SERIES
      PAINEWEBBER MUTUAL FUND TRUST
      PAINEWEBBER OLYMPUS FUND
      PAINEWEBBER SECURITIES TRUST

      STRATEGIC GLOBAL INCOME FUND, INC.

      2002 TARGET TERM TRUST INC.

         b) Mitchell Hutchins is the principal underwriter for the Registrant. PaineWebber acts as exclusive dealer for the shares of the Registrant. The directors and officers of Mitchell Hutchins, their principal business addresses, and their positions and offices with Mitchell Hutchins are identified in its Form ADV, as filed with the Securities and Exchange Commission (registration number 801-13219). The directors and officers of PaineWebber, their principal business addresses, and their positions and offices with PaineWebber are identified in its Form ADV, as filed with the Securities and Exchange Commission (registration number 801-7163). The foregoing information is hereby incorporated herein by reference. The information set forth below is furnished for those directors and officers of Mitchell Hutchins or PaineWebber who also serve as trustees or officers of the Registrant. Unless otherwise indicated, the principal business address of each person named is 1285 Avenue of the Americas, New York, New York 10019.

                                                            Position and Offices With Underwriter or
Name                      Position With Registrant          Exclusive Dealer
----                      ------------------------          ----------------------------------------
Margo N. Alexander        President and Trustee             Director, President, and Chief Executive
                                                            Officer of Mitchell Hutchins and
                                                            Executive Vice President of PaineWebber

Mary C. Farrell           Trustee                           Managing Director, Senior Investment
                                                            Strategist and Member of the Investment
                                                            Policy Committee of PaineWebber

Elbridge T. Gerry III     Vice President                    Senior Vice President and a Portfolio
                                                            Manager of Mitchell Hutchins


John J. Lee               Vice President and Assistant      Vice President of Mitchell Hutchins and
                          Treasurer                         a Manager of the Mutual Fund Finance
                                                            Division of Mitchell Hutchins


Dennis McCauley           Vice President                    Managing Director and Chief Investment
                                                            Officer - Fixed Income of Mitchell
                                                            Hutchins


Ann E. Moran              Vice President and Assistant      Vice President of Mitchell Hutchins and
                          Treasurer                         a Manager of the Mutual Fund Finance
                                                            Division of Mitchell Hutchins


                                                            Position and Offices With Underwriter or
Name                      Position With Registrant          Exclusive Dealer
----                      ------------------------          ----------------------------------------
Dianne E. O'Donnell       Vice President and Secretary      Senior Vice President and Deputy General
                                                            Counsel of Mitchell Hutchins

Emil Polito               Vice President                    Senior Vice President, Director of
                                                            Operations and Control for Mitchell
                                                            Hutchins

Victoria E. Schonfeld     Vice President                    Managing Director and General Counsel of
                                                            Mitchell Hutchins

Paul H. Schubert          Vice President and Treasurer      First Vice President and Director of the
                                                            Mutual Fund Finance Division of Mitchell
                                                            Hutchins

Barney A. Taglialatela    Vice President and Assistant      Vice President and a Manager of the
                          Treasurer                         Mutual Fund Finance Division of Mitchell
                                                            Hutchins

William W. Veronda        Vice President                    Senior Vice President of Mitchell
                                                            Hutchins

Keith A. Weller           Vice President and Assistant      First Vice President and Associate
                          Secretary                         General Counsel of Mitchell Hutchins


Ian W. Williams           Vice President and Assistant      Vice President and a Manager of the
                          Treasurer                         Mutual Fund Finance Division of Mitchell
                                                            Hutchins

c) None

Item 28. Location of Accounts and Records

      The books and other documents required by paragraphs (b)(4), (c) and (d) of Rule 31a-1 under the Investment Company Act of 1940 are maintained in the physical possession of Mitchell Hutchins, 1285 Avenue of the Americas, New York, New York 10019. All other accounts, books and documents required by Rule 31a-1 are maintained in the physical possession of Registrant's transfer agent and custodian.

Item 29. Management Services

      Not applicable.


Item 30. Undertakings

      None.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 26th day of June, 1998.

                                            PAINEWEBBER MUNICIPAL SERIES


                                            By: /s/ Dianne E. O'Donnell
                                                ------------------------------
                                                Dianne E. O'Donnell
                                                Vice President and Secretary

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the dates indicated:

Signature                    Title                                Date
---------                    -----                                ----

/s/ Margo N. Alexander       President and Trustee                June 26, 1998
---------------------------  (Chief Executive Officer)
Margo N. Alexander *

/s/ E. Garrett Bewkes, Jr.   Trustee and Chairman                 June 26, 1998
---------------------------  of the Board of Trustees
E. Garrett Bewkes, Jr. *

/s/ Richard Q. Armstrong     Trustee                              June 26, 1998
---------------------------
Richard Q. Armstrong *

/s/ Richard R. Burt          Trustee                              June 26, 1998
---------------------------
Richard R. Burt *

/s/ Mary C. Farrell          Trustee                              June 26, 1998
---------------------------
Mary C. Farrell *

/s/ Meyer Feldberg           Trustee                              June 26, 1998
---------------------------
Meyer Feldberg *

/s/ George W. Gowen          Trustee                              June 26, 1998
---------------------------
George W. Gowen *

/s/ Frederic V. Malek        Trustee                              June 26, 1998
---------------------------
Frederic V. Malek *

/s/ Carl W. Schafer          Trustee                              June 26, 1998
---------------------------
Carl W. Schafer *

/s/ Paul H. Schubert         Vice President and Treasurer (Chief  June 26, 1998
---------------------------  Financial and Accounting Officer)
Paul H. Schubert

      * Signature affixed by Elinor W. Gammon pursuant to powers of attorney dated May 21, 1996 and incorporated by reference from Post-Effective Amendment No. 30 to the registration statement of PaineWebber Managed Municipal Trust, SEC File 2-89016, filed June 27, 1996.

                          PAINEWEBBER MUNICIPAL SERIES

                                  EXHIBIT INDEX

Exhibit
Number
------


      (1)   Amended and Restated Declaration of Trust (filed herewith)

      (2)   Restated By-Laws (filed herewith)


      (3) Instruments defining the rights of holders of the Registrant's shares of beneficial interest (1)


      (4)   Investment Advisory and Administration Contract (filed herewith)

      (5)   (a)   Distribution Contract (Class A Shares) (filed herewith)

            (b)   Distribution Contract (Class B Shares) (filed herewith)


            (c)   Distribution Contract (Class C Shares) (2)

            (d)   Distribution Contract (Class Y Shares) (2)


            (e)   Exclusive Dealer Agreement (Class A Shares) (filed herewith)

            (f)   Exclusive Dealer Agreement (Class B Shares) (filed herewith)


            (g)   Exclusive Dealer Agreement (Class C Shares) (2)

            (h)   Exclusive Dealer Agreement (Class Y Shares) (2)

      (6)   Bonus, profit sharing or pension plans - none


      (7)   Custodian Agreement (filed herewith)

      (8)   Transfer Agency Agreement (filed herewith)

      (9)   Opinion and consent of counsel (filed herewith)


      (10)  Other opinions, appraisals, rulings and consents:

            (a)   Independent Auditor's Consent (filed herewith)

            (b) Consent of special counsel to the Registrant with respect to New York law (filed herewith)

      (11)  Financial Statements omitted from prospectus-none


      (12)  Letter of investment intent (filed herewith)

      (13)  (a)   Plan of Distribution pursuant to Rule 12b-1 (Class A Shares)
                  (filed herewith)

            (b) Plan of Distribution pursuant to Rule 12b-1 (Class B Shares) (filed herewith)

            (c) Plan of Distribution pursuant to Rule 12b-1 (Class C, formerly Class D, Shares) (filed herewith)


      (14)  and



      (27)  Financial Data Schedule (filed herewith)

      (15)  Plan pursuant to Rule 18f-3 (3)

      -----------------------------

(1) Incorporated by reference from Articles III, VIII, IX, I and XI of Registrant's Amended and Restated Declaration of Trust and from Articles II, VII and X of the Registrant's Restated By-Laws.


(2) Incorporated by reference from Post-Effective Amendment No. 18 to the registration statement, SEC File No. 33-11611, filed July 1, 1996.



(3) Incorporated by reference from Post-Effective Amendment No. 19 to the registration statement, SEC File No. 33-11611, filed September 24, 1996.


                          STATEMENT OF DIFFERENCES
                          ------------------------

  The trademark symbol shall be expressed as............................  'tm'
  The copyright symbol shall be expressed as............................   'c'
  The registered trademark symbol shall be expressed as.................   'r'
  The service mark symbol shall be expressed as.........................  'sm'
  The dagger symbol shall be expressed as...............................   'D'
  Characters normally expressed as superscript shall be preceded by.....  'pp'